File No. 333-182249
811-1978
Securities and Exchange Commission
Washington, D.C. 20549
Form N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 21	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 22	[X]
AuguStar Variable Account A
(Exact Name of Registrant)
AuguStar Life Insurance Company
(Name of Depositor)
One Financial Way, Montgomery, Ohio 45242
(Address of Depositor’s Principal Executive Offices)
(Depositor’s Telephone Number, including Area Code) (513) 794-6100
Manda Ghaferi, General Counsel
AuguStar Life Insurance Company
P.O. Box 237, Cincinnati, Ohio 45201
(Name and Address of Agent for Service)
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485
[X]	on May 1, 2025 pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a) of Rule 485
[ ]	on (date) pursuant to paragraph (a) of Rule 485
If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of interest in flexible premium deferred variable annuity contracts.

ONcore Xtra (sold on or after October 1, 2012) Variable Annuity

Prospectus

Flexible Purchase Payment Individual Variable Annuity Contract

Issued by
AUGUSTAR® LIFE INSURANCE COMPANY
through
AUGUSTAR VARIABLE ACCOUNT A

May 1, 2025
This prospectus describes ONcore Xtra (sold on or after October 1, 2012), an individual, flexible premium deferred variable annuity contract issued by AuguStar Life Insurance Company (“AuguStar Life”) through a separate account, AuguStar Variable Account A (“VAA”). The contract has not been offered for new sales since 2018. This prospectus describes the features, benefits and risks applicable to existing contract owners. This contract was not available in all states.
Variable annuities provide Contract Value and lifetime annuity payments that vary with the investment results of the mutual funds listed later in this prospectus (“Funds”) that you choose. You may direct the allocation of your purchase payments to one or more investment options of VAA and the Fixed Accumulation Account. Currently, your allocation of Contract Value may be to no more than 18 of the available investment options and the Fixed Accumulation Account. VAA is a separate account of AuguStar Life. The assets of VAA are invested in shares of the Funds. See Appendix A for the list of available Funds.
You cannot be sure that the Contract Value or annuity payments will equal or exceed your purchase payments. Any guarantees under the contract or optional riders that exceed the value of your interest in VAA are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of your interest in VAA are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations. The contract is not insured by the FDIC or any other agency. It is not a deposit or obligation of any bank and is not bank guaranteed.
This contract includes an extra credit to your contract each time you make a purchase payment. The expenses for this contract may be higher than expenses for a contract without an extra credit feature and the amount of the extra credit may be more than offset by the additional fees and charges associated with this contract. The extra credit may be recaptured upon death or certain withdrawals.
Keep this prospectus for future reference. It sets forth the information about VAA and the variable annuity contract that you should know before investing.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
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Form 6802

Glossary
Accumulation Units — Until annuity payments begin, your contract’s value in each subaccount is measured by accumulation units. The dollar value of each unit varies with the investment results of the subaccount’s corresponding Fund.
Annual Credit Calculation Base — The amount to which the annual credit rate is applied in the GLWB riders. The Annual Credit Calculation Base is equal to the GLWB base at the beginning of the annual credit period and is increased for additional purchase payments made since the beginning of the annual credit period.
Annuitant — A living person whose length of life determines the number and value of annuity payments to be made.
Annuity Unit — After annuity payments begin, the amount of each variable payment depends upon the value of your annuity units. The dollar value of each unit varies with the investment results of the subaccount’s corresponding Fund.
Applied for — The date the application for the annuity is signed or the electronic order is submitted to us.
Commission — The Securities and Exchange Commission.
Contract Value — Contract Value is determined by multiplying the total number of units (for each subaccount) credited to the contract by the unit value (for such subaccount) for the current valuation period and adding to that any amount in the Fixed Accumulation Account or a DCA Account.
DCA — Dollar cost averaging.
Death Benefit — The amount used solely to calculate the Death Benefit Adjustment and is not the amount paid to the beneficiary after the death of the annuitant. Death Benefit is the greatest of (i) total Contract Value, (ii) net purchase payments less pro-rata withdrawals or (iii) stepped-up Death Benefit amount if the contract has been in effect for at least 8 years, unless one of the riders added to your contract provides for a higher benefit.
Death Benefit Adjustment — The Death Benefit Adjustment is an amount added to the Contract Value to determine the Proceeds paid to the beneficiary. It represents the difference, if any, between the highest guaranteed death benefit amount and the Contract Value on the applicable calculation date as described under “Basic Death Benefit” if the Contract Value on this date is lower than the highest guaranteed death benefit amount. If the Contract Value on the applicable calculation date is higher than the highest guaranteed death benefit amount, no Death Benefit Adjustment will be made.
Enhanced DCA Account — An account available for purchase payments, subject to certain limitations, that provides a fixed interest rate that is higher than the rate being credited to the Fidelity® VIP Government Money Market Portfolio.
Free Look — A period of ten (10) or more days after receipt of the contract during which you have the right to cancel your contract and receive a refund without incurring surrender charges. The amount of the refund may equal either the amount of purchase payments or the Contract Value as of the date of cancellation, depending on applicable state law requirements. Upon such refund, the contract shall be void.
Fund — A mutual fund in which subaccount assets may be invested. See “The Funds” and Appendix A later in this prospectus.
GEB — The gain enhancement benefit riders offered with this contract.
GLWB — The guaranteed lifetime withdrawal benefit riders offered with this contract.
GMDB — The guaranteed minimum death benefit amount provided for by the GMDB riders offered with this contract. The Combo Death Benefit, Premium Protection, Premium Protection Plus, and 5% GMDBR80 Plus are the GMDB riders.
Good order — An instruction or request is in good order when it is received in our home office, or other place we may specify, and has such clarity and completeness that we do not have to exercise any discretion to carry out the instruction or request. We may require that the instruction or request be given in a certain form.
GPP — The guaranteed principal protection rider offered with this contract.
Notice — A written form acceptable to us, signed by you and received at our home office (the address listed on the first page of the prospectus). We have specified forms or may require specific information in writing for certain transactions, such as a surrender request. Contact us or your registered representative for more information.
Participating Spouse — One of two people upon whose life and age the benefits under the joint GLWB riders are based.
Pro rata — A pro rata adjustment means the benefit or rider base will be reduced by the same percentage that the Contract Value was reduced by a withdrawal in excess of that provided for by the contract or rider. If your Contract Value is lower than your rider base, a pro rata reduction will reduce your rider base by a greater
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amount than a dollar for dollar reduction would. If your Contract Value is higher than your rider base, a pro rata reduction will reduce your rider base less than a dollar for dollar reduction would.
Proceeds — The amount that the beneficiary receives if the annuitant dies before annuity payments begin.
Rate Sheet Supplement – A prospectus supplement to disclose certain rates associated with the GLWB Preferred I.S. riders.
Required Minimum Distribution or RMD – The minimum amount that you must withdraw each year from your qualified retirement plans starting in the calendar year following the year in which you reach the required beginning age as defined by the Internal Revenue Code (the “Code”).
RMD treatment – RMD treatment means that you may take your Required Minimum Distribution, even if it exceeds what would otherwise be the allowable annual withdrawal amount, without it being treated as an excess withdrawal under your rider. Certain conditions apply in order to receive RMD treatment. Please see "Optional Death Benefit Riders" and "Optional Guaranteed Lifetime Withdrawal Benefit (‘GLWB’) Riders" for more information.
Subaccount — A subdivision of VAA. The assets of each subaccount are invested in a corresponding available Fund.
Surrender — To redeem the contract before annuity payments begin and receive its value minus any applicable surrender charge or other charges.
Valuation Period — The period of time from one determination of variable subaccount unit and annuity unit values to their next determination. A valuation period usually ends at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. The valuation period may end sooner to correspond to earlier closing of the New York Stock Exchange. Accumulation unit and annuity unit values for each annuity period are determined at the end of that valuation period.
VAA (Variable Account A) — A separate account of AuguStar Life Insurance Company consisting of assets segregated from AuguStar's general assets for the purpose of funding annuity contracts whose values vary with the investment results of the separate account’s underlying Funds.
We, Us, Our — We, us and our refer to AuguStar Life Insurance Company.
Withdraw — To receive part of the contract’s value without entirely redeeming or surrendering the contract.
You — You means the owner(s) of the contract or the last surviving owner’s estate if all owners are deceased.
Form 6802

Important Information You Should Consider About the Contract
FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawal
If you withdraw money from your contract within 8 years following your last purchase payment, you will be assessed a surrender charge.
The maximum surrender charge is 9% of total purchase payment, minus all previous withdrawals, during the first year, declining down to
0% over the 8 years. For example, if you make an early withdrawal within the first year, you could pay a withdrawal charge of up to $9,000 on a $100,000 investment. During each contract year, you may withdraw not more than 10% of the Contract Value (as of the day of the first withdrawal made during that contract year) without a surrender charge. Extra credits may be recaptured upon certain withdrawals.
Deductions and Expenses –Surrender Charge
Transaction Charges
In addition to surrender charges, you may also be charged for other transactions, such as when you transfer Contract value between investment options more than 12 times per contract year, take more than 14 withdrawals in a contract year or for special requests (such as wire transfers or overnight mail).
Deductions and Expenses – Withdrawal Fee and Transfer Fee
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Deductions and Expenses
	Annual Fee	Minimum	Maximum
	1. Base Contract	1.40%[1]	1.40%[1]
	2. Investment options (Fund fees and expenses)	0.35%[2]	2.28%[2]
	3. Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.15%[3]	1.50%[3]
Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost Estimate: $1,547	Highest Annual Cost Estimate: $5,646

Assumes:
●Investment of $100,000
●5% annual appreciation
●Least expensive combination of
contract classes and Fund fees and
expenses
●No optional benefits
●No sales charges
●No additional purchase payments,
transfers or withdrawals

Assumes:
●Investment of $100,000
●5% annual appreciation
●Most expensive combination of contract
classes, optional benefits, and Fund fees and
expenses
●No sales charges
●No additional purchase payments, transfers
or withdrawals

1
As a percentage of average Contract Value in the separate account.
2
As a percentage of average Fund net assets.
3
The minimum fee reflects the current charge for the least expensive optional benefit, the GEB, calculated as an annualized percentage of the Contract Value on a contract anniversary. The maximum fee reflects the current charge for the most expensive optional benefit, the Income Opportunity GLWB (Joint Life), calculated as an annualized percentage of the amount that is guaranteed under the optional benefit.
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	RISKS	Location in Prospectus
Risk of Loss	You can lose money by investing in this contract.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
This contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
Surrender charges apply for 8 years following your last purchase payment. They will reduce the value of your contract if you
withdraw money during that time. The benefits of tax deferral and living benefit protections also mean the contract is more beneficial to investors with a long time horizon.
Principal Risks of Investing in the Contract
Risks Associated with Investment Options
An investment in this contract is subject to the risk of poor investment performance and can vary depending on the
performance of the investment options you choose.
Each investment option (including the Fixed Accumulation Account and the Enhanced DCA Account) has its own unique risks.
You should review the prospectuses for the available Funds before making an investment decision.
Principal Risks of Investing in the Contract
Insurance Company Risks
Any obligations (including under the Fixed Accumulation Account), guarantees, and benefits of the contract are subject to the
claims-paying ability of AuguStar Life. More information about
AuguStar Life, including our financial strength ratings, is available upon request by calling us at 888.925.6446.
Principal Risks of Investing in the Contract

RESTRICTIONS	Location in Prospectus
Investments
We reserve the right to charge $10 for each transfer when you transfer money between subaccounts in excess of 12 times in a contract year.
We reserve the right to limit transfers in circumstances of frequent or large transfers.We reserve the right to remove, close or
substitute Funds as investment options that are available under the contract.
Investment Options – The Funds; Deductions and Expenses – Transfer Fee; and Accumulation Period Transfers Among Subaccounts
Optional Benefits
Certain optional benefits limit or restrict the investment options that you may select under the contract. We may change the
investment restrictions in the future, including limiting the investment options available with the optional benefit. Certain optional benefits could limit subsequent purchase payments.
Certain benefits may limit withdrawals or other rights under the contract. Under certain benefits, withdrawals may reduce the value of an optional benefit by an amount greater than the value
withdrawn, which could significantly reduce the value of or even terminate the benefit.
Death Benefit –Optional Death Benefit Riders and Optional Living Benefit Riders
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TAXES	Location in Prospectus
Tax Implications
Consult with a tax professional to determine the tax implications of an investment in and purchase payments received under this
contract.If you purchase the contract through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax deferral.Earnings on your contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a
penalty if you take a withdrawal before age 59 1∕2.
Federal Tax Status

CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Although the contracts are no longer offered for new sales, firms and their registered representatives that sold the contracts may still be paid for those sales. Your investment professional may receive compensation for having sold this contract to you in the form of commissions, service fees, additional cash benefits (e.g. bonuses), and non-cash compensation. Accordingly, investment professionals may have had a financial incentive to offer or recommend this contract over another investment.
AuguStar Life Insurance Company
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only consider exchanging your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is in your best interest to purchase the new contract rather than
continue to own your existing contract.
N/A
Form 6802

Overview of the Contract
PURPOSE
The ONcore Xtra (sold on or after October 1, 2012) contract is intended to help you save for retirement or another long-term investment purpose through investments in a variety of investment options during the Accumulation Period. The contract also offers death benefits designed to protect your designated beneficiaries. The contract also has certain optional living benefits which can provide you the opportunity to take income. Through the annuitization feature, the contract can supplement your retirement income by providing a stream of income payments. This contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Funds.
PHASES OF THE CONTRACT
Your contract has two phases:
●
the Accumulation Period, when you make purchase payments to us, and
●
the Annuity Period, when we make income payments to you.
ACCUMULATION PERIOD
During the Accumulation Period, to help you accumulate assets, you can allocate your purchase payment to:
●
a variety of subaccounts. Each subaccount invests in a corresponding Fund, each of which has its own investment strategies, investment adviser(s), expense ratios, and returns;
●
the Fixed Accumulation Account, which offers a guaranteed fixed interest rate for one year periods. The Fixed Accumulation Account is not available with certain optional benefit riders; and
●
the Enhanced DCA account (available for purchase payments), which offers a fixed interest rate.
A list of Funds in which the subaccounts currently invest is provided in Appendix A: Funds Available Under the Contract.
ANNUITY PERIOD
You can elect to annuitize your contract and turn your Contract Value into a stream of fixed and/or variable income payments from us. Variable payments depend on the performance of the subaccounts. Currently, we offer income options that provide payments for (1) life; (2) for life with a certain minimum number of payments; or (3) for life with a certain amount of payments. Depending on the annuity option you elect, any remaining amounts guaranteed (such as certain period payments or a death benefit) under the annuity option you selected will be paid to your beneficiary. We may offer other options, at our discretion, where permitted by state law.
Please note that if you annuitize, your Contract Value will be converted to income payments and you may no longer withdraw money at will from your contract. All benefits (including guaranteed minimum death benefits and living benefits) terminate when you annuitize.
PRIMARY CONTRACT FEATURES AND OPTIONS
Accessing your money. Until you annuitize, you have full access to your money. You can choose to withdraw your Contract Value at any time. Withdrawals will reduce your Contract Value and may be subject to surrender charges, withdrawal fees, income taxes and, if you are younger than 59 1∕2, a tax penalty. Withdrawals may also reduce (possibly by more than the amount withdrawn) or terminate any guaranteed benefits. Please see “Death Benefit” and “Optional Living Benefit Riders” for more information.
Tax treatment. Your purchase payments generally accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your contract, such as when (1) you make a withdrawal; (2) you receive an income payment from the contract; or (3) upon payment of death benefit proceeds.
Death benefits. Your Contract includes a basic Death Benefit that is the greatest of: (i) the total Contract Value, (ii) net purchase payments less pro-rata withdrawals or (iii) the stepped-up Death Benefit (which is set to the Contract Value, if higher, on each 8 year anniversary, adjusted for purchase payments and withdrawals). Please note that Death Benefit is
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used solely to calculate the Death Benefit Adjustment and is not the amount paid to your designated beneficiaries after the death of the annuitant. You may have also purchased optional riders under the contract that provide additional death benefits for an additional fee. These riders may increase the amount of money payable to your designated beneficiaries upon your death.
Optional benefits that occur during your lifetime. For an additional fee, you may have purchased optional living benefit riders that offer protection against market risk (the risk that your investments may decline in value or underperform your expectations) and may guarantee a minimum lifetime income.
Nursing Facility Confinement Benefit. At no additional charge, the Contract includes a Nursing Facility Confinement Rider with all Contracts (subject to applicable issue state and age limitations). This benefit increases the amount that can be withdrawn from your Contract without a surrender charge when certain qualifying events occur.
Automatic portfolio rebalancing and dollar cost averaging. At no additional charge, you may select automatic portfolio rebalancing, which automatically rebalances your value in the subaccounts to maintain your chosen percentage allocation. Alternately, at no additional charge, you may select a Dollar Cost Averaging program, which automatically transfers a specific amount of money from the Fixed Accumulation Account or subaccounts to any other subaccount at set intervals, subject to limitations of certain optional living or death benefit riders you may have elected. For additional purchase payments of $3,600 or more, you may select the Enhanced DCA Account, at no additional charge, which transfers amounts automatically to the subaccounts you choose in specified monthly increments and pays you interest on amounts remaining in the account.
Electronic Delivery. You may elect to receive electronic delivery of current prospectuses related to this contract, as well as certain other contract related documents.
Extra Credit. This contract includes an extra credit to your contract each time you make a purchase payment. The expenses for this contract may be higher than expenses for a contract without an extra credit feature and the amount of the extra credit may be more than offset by the additional fees and charges associated with this contract. The extra credit may be recaptured upon death or certain withdrawals. Please see “Extra Credit” for more information.
Form 6802

Fees and Expenses
The following tables describe the fees and expenses that you will pay when buying, owning, and making partial or total withdrawals from the contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. The first table describes the fees and expenses that you will pay at the time that you buy the contract, make a partial or total withdrawal from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Deferred Sales Load (or Surrender Charge) (as a percentage of your total purchase payments minus all previous withdrawals)
Payment Year	1	2	3	4	5	6	7	8	9+
Charge	9%	8%	7%	6%	5%	4%	2%	1%	0%

Transfer Fee (for transfers in excess of 12 per year; currently no charge)	$10
Premium Tax (charged upon annuitization, surrender or when assessed) (Percentage of each purchase payment)	0% - 5% (depending on state law)
Withdrawal Fee (for withdrawals in excess of 14 per contract year; currently no charge)	The lesser of 2% of the amount withdrawn or $15
The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including Fund fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses
Administrative Expenses (no fee if your Contract Value exceeds $50,000)	$30
Base Contract Charges (as a % of average account value in the separate account)	1.40%

Optional Benefit Expenses	Maximum Charge	Current Charge
Annual Stepped-Up Death Benefit (% of the optional death benefit amount)	0.25%	0.25%
5% GMDBR80 Plus (% of the optional death benefit amount)	0.45%	0.45%
Combo Death Benefit (% of the optional death benefit amount) (assessed quarterly)	1.50%	0.65%
Premium Protection or Joint Premium Protection death benefit at issue ages through 70 (% of the optional death benefit amount)	0.10%	0.10%
Premium Protection or Joint Premium Protection death benefit at issue ages 71-75 (% of the optional death benefit amount)	0.25%	0.25%
Premium Protection Plus or Joint Premium Protection Plus death benefit (% of the optional death benefit amount)	0.90%	0.45%
GEB at issue ages through 70 (% of your Contract Value on the contract anniversary)	0.15%	0.15%
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Optional Benefit Expenses	Maximum Charge	Current Charge
GEB at issue ages 71-75 (% of your Contract Value on the contract anniversary)	0.30%	0.30%
GEB “Plus” at issue ages through 70 (% of your Contract Value on the contract anniversary)	0.30%	0.30%
GEB “Plus” at issue ages 71-75 (% of your Contract Value on the contract anniversary)	0.60%	0.60%
Income Opportunity GLWB (Single Life) (% of the GLWB Base)	2.50%	1.20%
Income Opportunity GLWB (Joint Life) (% of the GLWB Base)	3.00%	1.50%
GLWB Plus (applied for on or after May 1, 2013) (% of the GLWB Base)	2.00%	1.05%
GLWB Plus (applied for prior to May 1, 2013) (% of the GLWB Base)	2.00%	0.95%
Joint GLWB Plus (applied for on or after May 1, 2013) (% of the GLWB Base)	2.50%	1.35%
Joint GLWB Plus (applied for prior to May 1, 2013) (% of the GLWB Base)	2.50%	1.25%
GPP (2012) (applied for on or after November 16, 2015) (% of your average guaranteed principal amount at beginning and end of contract year)	1.30%	0.65%
GPP (2012) (applied for prior to November 16, 2015) (% of your average guaranteed principal amount at beginning and end of contract year)	0.90%	0.45%
The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the contract (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the Funds and may be higher or lower in the future. A complete list of Funds available under the contract, including their annual expenses, may be found in Appendix A.
Annual Fund Expenses
	Minimum	Maximum
Total Annual Fund Operating Expenses (Expenses that are deducted from the Fund assets, including management and administration fees, distribution and/or service (12b-1) fees, and other expenses)	0.35%	2.44%
Example
The Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity policies. These costs include transaction expenses, annual contract expenses and annual Fund expenses.
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The Example assumes that you invest $100,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, and assumes the most expensive combination of annual Fund expenses and optional benefits available for an additional charge (using the maximum possible charge). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you surrender your contract at the end of the applicable time period				If you annuitize or do not surrender your contract at the end of the applicable time period
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$15,199	$28,885	$44,387	$91,963	$7,080	$22,537	$39,826	$91,963
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Principal Risks of Investing in the Contract
This section is intended to summarize the principal risks of investing in the contract. Additional risks and details regarding various risk and benefits of investing in the contract are described in relevant sections of the prospectus. The contract may be subject to additional risks other than those identified and described in the prospectus.
Risks Associated with Variable Investment Options
You bear the risk of any decline in your Contract Value resulting from the performance of Funds you have chosen. The Contract Value could decline significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Fund. This risk could have a significant negative impact on certain benefits and guarantees under the contract. For more information about the risks of investing in a particular Fund, see that Fund’s prospectus. You should review the Fund prospectuses before making an investment decision.
Not a Short-Term Savings Vehicle
The contract is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if you plan to take withdrawals or surrender the contract for short-term needs, it may not be the right contract for you. Charges may be assessed on withdrawals and surrenders, which could be substantial. Early or excess withdrawals could substantially reduce or even terminate some of the benefits available under the contract. Please discuss your insurance needs and financial objectives with your financial professional.
Insurance Company Risk
No company other than AuguStar Life has any legal responsibility to pay amounts that we owe under the contract. The general obligations and any guaranteed benefits (including any fixed account) under the contract are supported by our general account and are subject to our claims paying ability. You should look solely to our financial strength for our claims-paying ability. We are subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases, utility failures, terrorist acts, political and social developments, and military and governmental actions. We are also subject to risks resulting from information systems failures or cyberattack. These events could adversely affect us and our ability to conduct business and process transactions. Although we have business continuity plans, it is possible that the plans may not operate as intended or required and that we may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Possible Adverse Tax Consequences
The tax considerations associated with the contract vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law. Withdrawals from your contract are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a nontaxable exchange or transfer. In addition, if you take a distribution prior to the taxpayer’s age 59½, you may be subject to an additional federal 10% tax in addition to ordinary income taxes on any gain. Tax law and rules may change which could affect contracts purchased before the change. Before making purchase payments or taking other action related to your contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the contract.
Optional Benefits Risks
You may never need or use certain features provided by the contract. In that case, you may pay for a feature for which you never realize a benefit. Certain benefits are subject to conditions. If those conditions are not met, you may not realize a benefit from the contract. Withdrawals could significantly reduce or terminate your benefit under certain optional riders. Certain benefits also restrict the Funds you may choose. Amounts invested in accordance with those restrictions may earn a return that is less than the return you might have earned on those amounts in other Funds had you not been subject to any investment restrictions. Some riders’ fees may be currently charged at less than their maximum amounts. We may increase these expenses up to the maximum amounts. We will provide prior written notice of when we will increase fees and supplement the prospectus as applicable.
Risk of Contract Termination
Your contract will terminate if your Contract Value is reduced to zero. Your Contract Value can become zero due to the assessment of contract or rider charges after you have taken partial withdrawals and/or due to poor market performance. If your Contract Value is reduced to zero, your contract will terminate unless you have purchased a rider that provides for continuation of benefits and you are in compliance with the rider’s terms for continuation. Please see the “Optional Guaranteed Lifetime Withdrawal Benefit ('GLWB') Riders” section later in this prospectus for more information.
Form 6802

Risks Associated with Extra Credits
The amount of any extra credits under this contract may be more than offset by the additional fees and charges associated with this contract. Extra credits may be recaptured if you exercise your free look option and upon death or certain withdrawals. Extra credits may be excluded from certain benefit amounts under this contract. Please see “Extra Credit,” “Optional Death Benefit Riders,” and “Optional Living Benefit Riders” for more information.
Form 6802

Benefits Available Under the Contract
The following tables summarize information about the benefits available under the contract. None of the optional benefits are currently available for purchase.
BASIC DEATH BENEFIT (automatically included with the Contract)
Name of benefit	Purpose	Fee	Brief description of restrictions/limitations
Basic Death Benefit
Guarantees a Death Benefit
at least equal to the greatest
of: (i) total Contract Value; (ii)
net purchase payments less
pro-rata withdrawals; or (iii)
the stepped-up Death Benefit
(which is set to the Contract
Value on each 8-year
anniversary, if higher,
adjusted for purchase
payments and withdrawals)
		No additional charge	Withdrawals could significantly reduce benefit Extra credits may not be included in the death benefit.
OPTIONAL DEATH BENEFITS AVAILABLE FOR A FEE
Name of benefit	Purpose	Annual Fee		Brief description of restrictions/limitations
Annual Stepped-Up Death Benefit	Guarantees a Death Benefit will be the greater of total purchase payments or the highest contract anniversary value	(as a % of benefit base)
●Withdrawals proportionately
reduce the benefit, which could
significantly reduce the benefit
●Stops accumulating at contract
anniversary after annuitant's
85th birthday
●Extra credits may not be included
in the death benefit.

		Maximum	Current
		0.25%	0.25%
5% GMDBR80 Plus	Guarantees 5% annual rate of return on the Death Benefit	(as a % of benefit base)
●Withdrawals reduce the benefit;
those in excess of 5% annually
proportionately reduce the
benefit, which could significantly
reduce or terminate the benefit
●Stops accumulating at contract
anniversary after annuitant's
80th birthday
●Values allocated to a money
market portfolio or the Fixed
Accumulation Account may earn
less than 5%
●Cannot exceed 2 times purchase
payments, adjusted for
withdrawals
●Extra credits may not be included
in the death benefit.

		Maximum	Current
		0.45%	0.45%
Form 6802

Name of benefit	Purpose	Annual Fee		Brief description of restrictions/limitations
Premium Protection (Single Life)	Guarantees a Death Benefit equal to your purchase payments	For issue ages through 70 (as a % of benefit base)
●Withdrawals reduce the benefit,
which could significantly reduce
or terminate the benefit
●Sold only in conjunction with
certain GLWB (Single Life) riders
●We may limit additional purchase
payments
●Extra credits are excluded from
the death benefit

		Maximum	Current
		0.10%	0.10%
		For issue ages 71-75 (as a % of benefit base)
		Maximum	Current
		0.25%	0.25%
Premium Protection (Joint Life)	Guarantees a Death Benefit equal to your purchase payments	For issue ages through 70 (as a % of benefit base)
●Withdrawals reduce the benefit,
which could significantly reduce
or terminate the benefit
●Sold only in conjunction with
certain GLWB (Joint Life) riders
●We may limit additional purchase
payments
●Extra credits are excluded from
the death benefit

		Maximum	Current
		0.10%	0.10%
		For issue ages 71-75 (as a % of benefit base)
		Maximum	Current
		0.25%	0.25%
Premium Protection Plus (Single Life)	Guarantees a Death Benefit equal to your purchase payments or the Contract Value on the 7th contract anniversary	(as a % of benefit base)
●Withdrawals in excess of an
annual allowable amount reduce
the benefit, which could
significantly reduce or terminate
the benefit
●Sold only in conjunction with
certain GLWB (Single Life) riders
●We may limit additional purchase
payments
●Extra credits are excluded from
the death benefit

		Maximum	Current
		0.90%	0.45%
Premium Protection Plus (Joint Life)	Guarantees a Death Benefit equal to your purchase payments or the Contract Value on the 7th contract anniversary	(as a % of benefit base)
●Withdrawals in excess of an
annual allowable amount reduce
the benefit, which could
significantly reduce or terminate
the benefit
●Sold only in conjunction with
certain GLWB (Joint Life) riders
●We may limit additional purchase
payments
●Extra credits are excluded from
the death benefit

		Maximum	Current
		0.90%	0.45%
GEB
Pays an additional amount
that is intended to help pay
part of the income taxes due
at the time of death of the
annuitant (up to 25% of the
lesser of (a) 2 times purchase
payments less withdrawals or
(b) Contract Value on date of
death minus purchase
payments and withdrawals)
		For issue ages through 70 (as a % of Contract Value)
●Withdrawals proportionately
reduce the benefit, which could
significantly reduce the benefit
●Benefit cannot exceed
$1,000,000
●Purchase payments made within
6 months of the date of death will
not be included in benefit

		Maximum	Current
		0.15%	0.15%
		For issue ages 71-75 (as a % of Contract Value)
		Maximum	Current
		0.30%	0.30%
Form 6802

Name of benefit	Purpose	Annual Fee		Brief description of restrictions/limitations
GEB Plus
Pays an additional amount
that is intended to help pay
part of the income taxes due
at the time of death of the
annuitant (up to 40% of the
lesser of (a) 2  1∕2 times
purchase payments less
withdrawals or (b) Contract
Value on date of death minus
purchase payments and
withdrawals)
		For issue ages through 70 (as a % of Contract Value)
●Withdrawals proportionately
reduce the benefit, which could
significantly reduce the benefit
●Benefit cannot exceed
$1,000,000
●Purchase payments made within
6 months of the date of death will
not be included in benefit

		Maximum	Current
		0.30%	0.30%
		For issue ages 71-75 (as a % of Contract Value)
		Maximum	Current
		0.60%	0.60%
Combo Death Benefit	Guarantees a Death Benefit equal to the highest contract anniversary value prior to the annuitant’s 81st birthday or purchase payments earning 6% simple interest annually	(as a % of benefit base; assessed quarterly)
●Withdrawals proportionately
reduce the benefit, which could
significantly reduce or terminate
the benefit
●Stops accumulating at contract
anniversary after annuitant's
80th birthday and when reaches
two times purchase payments
●Subject to investment restrictions
●We may limit additional purchase
payments
●Extra credits are excluded from
the death benefit

		Maximum	Current
		1.50%	0.65%
OPTIONAL LIVING BENEFITS AVAILABLE FOR A FEE
Name of benefit	Purpose	Annual Fee		Brief description of restrictions/limitations
GPP (2012)	Guarantees return of principal without annuitization on the 10th rider anniversary, with ability to reset the guaranteed amount under certain circumstances	Applied for on or after November 16, 2015 (as a percentage of average annual guaranteed principal amount)
●Withdrawals proportionately
reduce the benefit, which could
significantly reduce the benefit
●Purchase payments made after
the first 6th months of the
contract are not included
●We may limit additional purchase
payments
●Subject to investment restrictions

		Maximum	Current
		1.30%	0.65%
		Applied for prior to November 16, 2015 (as a percentage of average annual guaranteed principal amount)
		Maximum	Current
		0.90%	0.45%
Form 6802

Name of benefit	Purpose	Annual Fee		Brief description of restrictions/limitations
GLWB Plus	Provides a guaranteed level of withdrawals in each contract year beginning when the annuitant is 59 1∕2 for the lifetime of the annuitant	Applied for on or after May 1, 2013 (as a percentage of benefit base)
●Withdrawals in excess of an
annual allowable amount reduce
the benefit, which could
significantly reduce or terminate
the benefit
●Annual credit to benefit base
subject to limitations
●We may limit additional purchase
payments
●Subject to investment restrictions
●Extra credits are excluded from
the benefit

		Maximum	Current
		2.00%	1.05%
		Applied for prior to May 1, 2013 (as a percentage of benefit base)
		Maximum	Current
		2.00%	0.95%
Joint GLWB Plus	Provides a guaranteed level of withdrawals in each contract year beginning when the youngest spouse is 59 1∕2 for the lifetime of the annuitant and the surviving spouse	Applied for on or after May 1, 2013 (as a percentage of benefit base)
●Withdrawals in excess of an
annual allowable amount reduce
the benefit, which could
significantly reduce or terminate
the benefit
●Annual credit to benefit base
subject to limitations
●We may limit additional purchase
payments
●Cannot replace a covered spouse
●Subject to investment restrictions
●Extra credits are excluded from
the benefit

		Maximum	Current
		2.50%	1.35%
		Applied for prior to May 1, 2013 (as a percentage of benefit base)
		Maximum	Current
		2.50%	1.25%
Income Opportunity GLWB	Provides a guaranteed level of withdrawals in each contract year beginning when the annuitant is 59 1∕2 for the lifetime of the annuitant	(as a percentage of benefit base)
●Withdrawals in excess of an
annual allowable amount reduce
the benefit, which could
significantly reduce or terminate
the benefit
●Annual credit to benefit base
subject to limitations
●We may limit additional purchase
Payments
●Subject to investment restrictions

		Maximum	Current
		2.50%	1.20%
Income Opportunity GLWB (Joint Life)	Provides a guaranteed level of withdrawals in each contract year beginning when the youngest spouse is 59 1∕2 for the lifetime of the annuitant and the surviving spouse	(as a percentage of benefit base)
●Withdrawals in excess of an
annual allowable amount reduce
the benefit, which could
significantly reduce or terminate
the benefit
●Annual credit to benefit base
subject to limitations
●We may limit additional purchase
payments
●Cannot replace a covered spouse
●Subject to investment restrictions

		Maximum	Current
		3.00%	1.50%
Form 6802

Certain optional benefits are mutually exclusive. The following shows which riders you may not have at the same time:
If you have this rider	you cannot have this rider
GPP (2012)	Any GLWB or GMDB rider
One of the GMDB riders	Any other GMDB, GEB or GPP rider
Annual stepped-up death benefit	Any GMDB rider
Combo Death Benefit rider	Any other rider
Income Opportunity GLWB or Income Opportunity GLWB (Joint Life)	Any other rider except the annual stepped-up death benefit or Premium Protection
GLWB Plus or Joint GLWB Plus	Any other rider except the annual stepped-up death benefit or Premium Protection
OTHER OPTIONAL BENEFITS INCLUDED WITH ALL CONTRACTS AT NO ADDITIONAL COST
Name of Benefit	Purpose	Fee	Brief Description of Restrictions/Limitations
Portfolio Rebalancing	Automatically rebalances your Contract Value at specified intervals to maintain the percentage allocated to each of two or more designated Funds at a pre- set level	None	●Cannot be used with a dollar cost averaging program
Dollar Cost Averaging	Automatically transfers a specific amount of money from the Fixed Accumulation Account or the Funds to any of the other subaccounts at set intervals	None
●Only available for contracts with
at least $3,600 of Contract Value
●Each transfer must be at least
$300
●Must schedule at least 12
transfers if from a Fund and 3
transfers if from the Fixed
Accumulation Account
●Cannot be used with portfolio
rebalancing
●We may discontinue the program
to contracts that are not
currently enrolled
●Subject to limitations with certain
optional riders

Enhanced DCA Account	Automatically transfers amounts to the Funds you choose in specified monthly increments and pays you interest on amounts remaining in the account	None	●Only available for purchase payments of at least $3,600 ●Must be transferred within specified periods of time ●We may discontinue providing upon prior written notice
Nursing Facility Confinement Benefit	Allows you to withdraw Contract Value without a surrender charge when certain qualifying events occur	None
●Only available if the contract was
issued prior to the annuitant’s
80th birthday (your 80th birthday
generally for contracts issued
before May 1, 2016)
●Must meet certain conditions to
qualify (such as confinement for a
certain period of time)

Form 6802

AuguStar Life Insurance Company
AuguStar Life was organized under the laws of Ohio on September 9, 1909, as The Ohio National Life Insurance Company, and in 2023 changed its name to AuguStar Life Insurance Company. We write life, accident and health insurance and annuities in 49 states, the District of Columbia and Puerto Rico. Our home office is located at One Financial Way, Montgomery, Ohio 45242. We are a stock life insurance company owned by Constellation Insurance, Inc., which is whollyowned by Constellation Insurance Holdings, Inc. Currently, Constellation Insurance, Inc., has assets of approximately $42.2 billion and equity of approximately $1.9 billion.
AuguStar Life and/or its affiliates may pay certain retail broker-dealers additional compensation or reimbursement for their efforts in selling our variable contracts. Reimbursements and additional compensation are paid for the purpose of, among other things, training the broker-dealers’ registered representatives regarding the procedures for submitting business to us, internally marketing our products to their registered representatives, educating registered representatives about the benefits and options available under the variable contracts and about the benefits of variable contracts generally. These additional amounts are paid from our profits, not deducted from the contract owners’ purchase payments.
Additionally, we may compensate some broker-dealers more than others for the sale of our products. This differential compensation may be based on several factors including, but not limited to, the size of the selling broker-dealer, the amount of previous business generated by the broker-dealer and the length of time AuguStar Life has contracted with the broker-dealer for the distribution of our contracts. As with reimbursements, these payments are not deducted from contract owners’ purchase payments.
From time to time, AuguStar Life and/or its affiliates may also provide non-cash or cash compensation to certain financial institutions or their registered representatives in the form of occasional gifts, meals, tickets to events, educational conference support, special recognition support or other forms of non-cash and cash compensation as may be permitted by certain regulations applicable to broker-dealers.
We may credit additional amounts under our contracts for contracts sold to registered representatives (and their immediate families) of broker-dealers that have (i) a selling agreement with us and our principal underwriter to sell the contracts and (ii) approved the payment of the additional amount to their registered representatives. There will be no commissions paid on the sale of these contracts.
With the increased use of technologies such as the Internet, our business is potentially susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events, which may include, theft, misuse, corruption or destruction of data, denial of service attacks on websites, and other operational disruptions to name a few. Cyber incidents can affect us, the underlying Funds, intermediaries, and other affiliated or third party service providers whose operations may impact your contract. While we have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. There can be no assurance that we, the Funds or our service providers will avoid losses affecting your contract due to cyberattacks or information security breaches in the future.

AuguStar Variable Account A
We established VAA on August 1, 1969 as a separate account for funding variable annuity contracts. Purchase payments for the variable annuity contracts are allocated to one or more subaccounts of VAA. Currently your allocation of Contract Value may be to no more than 18 of the available subaccounts. We reserve the right to limit your allocation of Contract Value to no more than 10 of the available subaccounts. You assume all of the investment risk for Contract Value allocated to the subaccounts. You may be subject to additional restrictions on allocations if you purchase certain optional riders. Please see “Investment Restrictions for Certain Optional Riders” for more information.
Income, gains and losses, whether or not realized, from assets allocated to VAA are credited to or charged against VAA without regard to our other income, gains or losses. The assets maintained in VAA will not be charged with any liabilities arising out of any of our other business. Nevertheless, all obligations arising under the contracts, including the commitment to make annuity payments, are our general corporate obligations. Accordingly, all our assets are available to meet our obligations under the contracts. Unlike assets in VAA or other separate accounts we have established, all of our other assets may be charged with any liabilities arising out of any of our other business.
Any guarantees under the contract that exceed your Contract Value, such as those associated with the guaranteed benefit rider options or the death benefit rider options, are paid from our general account (not the separate account). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial
Form 6802

strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations.
We reserve the right, within the law, to make additions, deletions and substitutions for the subaccounts and the portfolios available in the VAA. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of one or more of the portfolios should become inappropriate for purposes of the contract, in the judgment of our management. The new portfolio may have higher fees and charges than the existing portfolio and not all portfolios may be available to all classes of contracts. No substitution or deletion will be made to the contract without prior notice to you and before any necessary orders of the SEC in accordance with the 1940 Act, and your prior approval if required by law.
We also reserve the right to establish additional subaccounts, each of which would invest in shares of an investment company, with a specified investment objective. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax or investment conditions warrant. We will not eliminate a subaccount without prior notice to you and before any necessary order of the SEC, and your prior approval if required by law. Not all subaccounts may be available to all classes of contracts.
If permitted by law, and with your prior approval if required by law, we may create new separate accounts; deregister the VAA under the 1940 Act in the event such registration is no longer required; manage the VAA under the direction of committee; or combine the VAA with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the VAA to another separate account.
VAA is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the subaccounts of VAA are invested at net asset value in Fund shares. Values of other contracts not offered through this prospectus are also allocated to VAA, including some subaccounts that are not available for these contracts.

Investment Options
You may allocate your Contract Values to Funds or the Fixed Accumulation Account as described below. If you purchase certain optional riders, you may be subject to restrictions on allocations. Please see “Investment Restrictions for Certain Optional Riders” below.
Fixed Accumulation Account
The Fixed Accumulation Account guarantees a fixed return for a specified period of time and guarantees the principal against loss. We may also refer to the Fixed Accumulation Account as the Fixed Account. For any new contract sales that may occur, we reserve the right to not offer the Fixed Accumulation Account to new contracts. The Fixed Accumulation Account is not registered as an investment company. Interests in it are not subject to the provisions or restrictions of federal securities laws. We invest our general assets at our discretion as allowed by Ohio law.
The Fixed Accumulation Account is a subset of our general account. The general account consists of all of our general assets other than those allocated to a separate account. If the Fixed Accumulation Account is available on your contract, you may allocate purchase payments and Contract Value between the Fixed Accumulation Account and the Funds, subject to certain restrictions described below.
The amount of investment income allocated to the contracts varies from year to year at our sole discretion. However, we guarantee that we will credit interest at a rate of not less than the minimum rate required by the applicable non-forfeiture law in the state where your contract was issued to Contract Values allocated to the Fixed Accumulation Account. We may credit interest at a rate in excess of the guaranteed minimum interest rate allowed by state law, but any such excess interest credit will be in our sole discretion.
We guarantee that, before annuity payments begin, the value of a contract in the Fixed Accumulation Account will never be less than:
●
the amount of purchase payments allocated to, and transfers into, the Fixed Accumulation Account, plus
●
interest credited at a rate declared by us for each year compounded annually, plus
●
any additional excess interest we may credit to guaranteed values, minus
●
any withdrawals and transfers from the guaranteed values, minus
●
any surrender charge on withdrawals, state premium taxes, transfer fees, and the portion of the $30 annual contract administration charge allocable to the Fixed Accumulation Account.
Form 6802

No deductions are made from the Fixed Accumulation Account for Account Expense Charges or Mortality and Expense Risk Charges. Insurance risk charges for optional benefit riders are taken pro rata from the Fixed Accumulation Account, where permissible by applicable state law, and variable subaccounts.
Other than pursuant to a DCA (scheduled transfer) or portfolio rebalancing program, we may restrict transfers of your Fixed Accumulation Account value during a contract year to not more than 20% of that value as of the beginning of a contract year (or $1,000, if greater). As provided by state law, we may defer the payment of amounts to be withdrawn from the Fixed Accumulation Account for up to six months from the date we receive your written request for withdrawal.
The Funds
The Funds are mutual funds registered under the Investment Company Act 1940. Fund shares are sold only to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies and, in some cases, to qualified plans. The value of each Fund’s investments fluctuates daily and is subject to the risk that Fund management may not anticipate or make changes necessary in the investments to meet changes in economic conditions.
Information regarding each Fund, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.), (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in Appendix A to this prospectus. Each Fund has issued a prospectus that contains more detailed information about it. Read the Fund prospectuses carefully before investing. They may contain information about other funds that are not available as investment options for these contracts. You cannot be sure that any Fund will achieve its stated objectives and policies. For a free copy of the Fund prospectuses, call 888.925.6446.
The Funds receive investment advice from their investment advisers. The Funds pay each of the investment advisers a fee as shown in the prospectus for each Fund. In some cases, the investment adviser pays part of its fee to a subadviser.
AuguStar Life and our affiliates may receive payments from the underlying Funds, their advisers, subadvisers, distributors, or affiliates thereof, in connection with certain administrative, marketing and other support services provided by us and expenses incurred in offering and selling our variable annuity products. While only certain types of payments are made in connection with your particular contract, all such payments may influence decisions made by AuguStar Life and our affiliates regarding products we offer, including your contract.
AuguStar Life receives Rule 12b-1 fees which compensate our affiliate, AuguStar Distributors, Inc. for distribution and administrative services (including recordkeeping services and mailing prospectuses and reports to contract owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by contract owners. We also receive “revenue sharing” payments from advisers of the underlying Portfolios or their affiliates (not the Portfolios), which compensate us for administrative services. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the contract.
Some of the Funds are structured as a “Fund of Funds.” A Fund of Funds is a mutual fund that invests primarily in a portfolio of other mutual funds. Because a Fund of Funds invests in other mutual funds rather than individual securities, the Fund of Funds bears a proportionate share of expenses charged by the underlying funds in which it invests. Therefore, a Fund of Funds may have higher expenses than direct investments in the underlying Funds. You should read the Fund prospectuses carefully for more information.
Periodically some of the Funds may be closed to future allocation of purchase payments. This may be at the request of the Fund or based on a decision made by us. Advance written notice will be given to contract owners prior to any such closure.
The investment policies, objectives and/or names of some of the Funds may be similar to those of other investment companies managed by the same investment adviser or subadviser. However, similar funds often do not have comparable investment performance. The investment results of the Funds may be higher or lower than those of the other funds.
We reserve the right, within the law, to make additions, deletions and substitutions for the subaccounts and the portfolios available in the VAA. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of one or more of the portfolios should become inappropriate for purposes of the contract, in the judgment of our management. The new portfolio may have higher fees and charges than the existing portfolio and not all portfolios may be available to all classes of contracts. No substitution or deletion will be made to the contract without prior notice to you and before any necessary orders of the SEC in accordance with the 1940 Act, and your prior approval if required by law.
Form 6802

We also reserve the right to establish additional subaccounts, each of which would invest in shares of an investment company, with a specified investment objective. We may also eliminate one of more subaccounts if, in our sole discretion, marketing, tax or investment conditions warrant. We will not eliminate a subaccount without prior notice to you and before any necessary order of the SEC, and your prior approval if required by law. Not all subaccounts may be available to all classes of contracts.
If permitted by law, and with your prior approval if required by law, we may create new separate accounts; deregister the VAA under the 1940 Act in the event such registration is no longer required; manage the VAA under the direction of committee; or combine the VAA with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the VAA to another separate account.
Investment Restrictions for Certain Optional Riders
Certain riders available with this contract require you to allocate your purchase payments and Contract Value in accordance with restrictions described in this section. For more information on a particular rider, please see the rider description later in this prospectus. See Appendix A for the investment options available with each rider with investment restrictions.
Income Opportunity GLWB
If you select any Income Opportunity GLWB, your purchase payments and Contract Value must be allocated in accordance with the restrictions specified below. The Fixed Accumulation Account is not an available investment option with the Income Opportunity GLWB. Your purchase payments and Contract Value must be allocated in compliance with Option (1) or Option (2) specified below:
(1)
100% must be allocated to one of the following portfolios: AVIP Moderately Conservative Model Portfolio or AVIP Balanced Model Portfolio.
or
(2)
100% must be allocated to the investment options in the Categories listed in Appendix A and in accordance with the Category and individual investment option minimums and maximums disclosed in Appendix D for previously sold riders and in a Rate Sheet Supplement if the riders are currently available for sale.
GLWB Plus and GPP (2012)
For any GLWB Plus or GPP (2012), your purchase payments and Contract Value must be allocated in accordance with the restrictions specified below. The Fixed Accumulation Account is not an available investment option with any GLWB Plus or GPP (2012). Your purchase payments and Contract Value must be allocated in compliance with the restrictions specified below:
(1)
at least 25% must be allocated to investment options included in Category 1; provided, however, that you may not allocate more than 50% of your total purchase payments or Contract Value to any one investment option within Category 1; and
(2)
no more than 75% may be allocated to investment options included in Category 2; provided, however, that you may not allocate more than 25% of your total purchase payments or Contract Value to any one investment option within Category 2.
Combo Death Benefit
For the Combo Death Benefit Rider, your purchase payments and Contract Value must be allocated to the investment options in the Categories listed in Appendix A and in accordance with the restrictions specified below. The Fixed Accumulation Account is not an available investment option with the Combo Death Benefit. Your purchase payments and Contract Value must be allocated in compliance with the following restrictions:
(1)
at least 25% must, but no more than 50% may, be allocated to investment options included in Category 1;
(2)
no more than 75% may be allocated to investment options included in Category 2;
(3)
no more than 25% may be allocated to investment options included in Category 3; and
(4)
no more than 10% may be allocated to investment options included in Category 4
Additional information
You may allocate purchase payments to the Enhanced dollar-cost averaging (“DCA”) account and transfer amounts out of the account in accordance with the restrictions described above. You may not establish a DCA program with scheduled transfers from a Fund and comply with these restrictions. See “Scheduled Transfers (Dollar Cost Averaging)” for more details about dollar cost averaging.
Form 6802

Rate Sheet Supplement.
As applicable, we declare the current requirements for Category and individual investment option minimums and maximums for the Income Opportunity GLWB and GLWB Preferred I.S. riders in a Rate Sheet Supplement to this prospectus. Rate Sheet Supplements disclose the rates applicable to applications signed on or after a specific date. We may declare higher or lower rates in future Rate Sheet Supplements. The terms of a Rate Sheet Supplement with no specified end date may not be amended unless we provide at least 10 business days prior written notice. Please contact us at 888.925.6446 or your registered representative for the current and any proposed Rate Sheet Supplements. You may also obtain them online at augustarfinancial.com/variableproducts or at the SEC’s website (www.sec.gov) by searching File Number 333-182249.
The rates applicable to a contract at the time of purchase are set forth on your contract specifications page. In order to receive the rates described in a Rate Sheet Supplement, your contract must be applied for within the time period stated in the Rate Sheet Supplement, and we must receive your application in good order within 15 days from the date you apply for the contract. Additionally, we must receive your initial purchase payment within 60 days from the date we receive your application in good order. If these conditions are not met and you wish to proceed with purchasing the contract, we may require additional paperwork to issue the contract with the applicable rates in effect at that time. Under certain circumstances, we may waive these conditions or extend these time periods in a non-discriminatory manner.
Strategies of Certain Funds.
As described above and in Appendix A, if you have any GLWB Plus or GPP (2012) rider, you may only allocate your purchase payments and Contract Value to a limited subset of the investment options that are available under the contract if you did not have one of these riders. The Funds available with these riders, including certain that are advised by an affiliate of ours, employ risk management strategies that are intended to manage the Fund’s volatility or reduce downside exposure of the Fund during significant market downturns. During rising markets, these strategies may result in your Contract Value rising less than would have been the case if you had been invested in a Fund without these risk management strategies. If you allocate your Contract Value to these Funds, your Contract Value may, however, decrease less in a declining market than would have been the case if you had been invested in Funds without these strategies.
Limiting downside exposure and reducing volatility of these Funds may have the effect of mitigating the financial risks to which we are subjected by providing the guaranteed benefits under the riders. If these strategies are successful in limiting downside exposure and reducing volatility, we expect to benefit from a reduction of the risks arising from our guarantee obligations, to reduce our costs to purchase hedge investments to manage the risks of our guarantee obligations, and to reduce our regulatory capital requirements associated with our guarantee obligations. Our interest in reducing loss and the volatility of Contract Values may be deemed to present a potential conflict of interest with respect to the interest of contract owners. Additionally, these risk management strategies may also suppress the value of your guaranteed rider benefit that is eligible for periodic benefit step-ups or resets because your benefit base is available for step-ups or resets only when your Contract Value is higher than your benefit base.
These Funds are also available investment options under the contract with other riders or without any riders. For more information about the Funds and the investment strategies they employ, please refer to the Funds' current prospectuses. For a free copy of the Fund prospectuses, call 888.925.6446.
Transfers.
Any transfer request or change in allocation or rebalance instructions must comply with the applicable investment restrictions. Any transfer request from one Category to another must result in an allocation that continues to meet the investment restrictions. If you make a transfer within a Category, you will still be deemed to have met the investment restrictions, even if your Contract Value has increased beyond the percentage limit. Please note that a transfer request will not update your purchase payment allocation or rebalance instructions. You must provide us separate instructions to change your purchase payment allocation or rebalance instructions.
Classifications.
We have classified investment options into the Categories in Appendix A based on the fund’s characteristics and our determination of their risk. If a new investment choice is added to your contract, we will determine which of the Categories, if any, it will be placed in. We may reassess our determination of risk based on characteristics such as investment objective, strategy or holdings and may change the classification of any investment option in the individual
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Categories with advance written notice to you. We may limit the availability of any asset allocation Model Portfolio or any investment option under the riders. We may apply any changes to future purchase payments and transfer requests. If an existing investment option becomes unavailable for the allocation of future purchase payments and you wish to make additional purchase payments, you will need to provide us updated allocation instructions that comply with the restrictions described above in this section. If a change in classification applies to future transfer requests, any transfer request you make must comply with the new investment restrictions. If you do not make any additional purchase payments or transfer requests after a change in classification, the new investment restrictions will not apply to you. If you fail to provide us with new instructions as described and your allocation of purchase payments or Contract Value violates the investment restrictions, your rider will be terminated.
Rebalancing.
If you are required to or choose to allocate your purchase payments to individual investment options described in this section and Appendix A, you must provide us with rebalance allocation instructions that comply with the Fund Category and percentage limitations described for your rider. On each three-month anniversary of the date the applicable rider was added, we will rebalance your Contract Value in accordance with your rebalance instructions.
Termination.
You will not violate the investment restrictions simply because your Contract Value in the Categories increases or decreases above or below the specified limits. You will violate the investment restrictions if you allocate purchase payments or Contract Value in a manner not specified above.
●
If you have purchased the GLWB Plus, your rider will be terminated if you violate the restrictions. Furthermore if you have the Premium Protection death benefit rider, Premium Protection Plus death benefit rider, the deferral credit rider or the 8-year guaranteed principal protection rider, it will also be terminated.
●
If you have purchased the Income Opportunity GLWB, your rider will be terminated if you violate the restrictions. Furthermore if you have purchased the Premium Protection death benefit rider, it will also be terminated.
●
If you have purchased the Joint GLWB Plus, your rider will be terminated if you violate the restrictions. Furthermore if you have the Joint Premium Protection death benefit rider, Joint Premium Protection Plus death benefit rider, the deferral credit rider or the 8-year guaranteed principal protection rider, it will also be terminated.
●
If you have purchased the Income Opportunity GLWB (Joint Life), your rider will be terminated if you violate the restrictions. Furthermore if you have purchased the Joint Premium Protection death benefit rider, it will also be terminated.
●
If you have purchased the GPP (2012), your rider will be terminated if you violate the restrictions.
●
If you have purchased the Combo Death Benefit, your rider will be terminated if you violate the restrictions.
If one of these riders is terminated, a prorated annual rider charge will apply. Please see "Optional Death Benefit Riders," "Optional Guaranteed Lifetime Withdrawal Benefit ('GLWB') Riders" and "Optional Guaranteed Principal Protection ('GPP')" for details.

Mixed and Shared Funding
In addition to being offered to VAA, certain Fund shares are offered to our other separate accounts for variable annuity contracts and a separate account of AuguStar Life Assurance Corporation for variable life insurance contracts. Fund shares may also be offered to other insurance company separate accounts and qualified plans. It is conceivable that in the future it may become disadvantageous for one or more of variable life and variable annuity separate accounts, or separate accounts of other life insurance companies, and qualified plans to invest in Fund shares. Although neither we nor any of the Funds currently foresee any such disadvantage, the Board of Directors or Trustees of each Fund will monitor events to identify any material conflict among different types of owners and to determine if any action should be taken. That could possibly include the withdrawal of VAA’s participation in a Fund. Material conflicts could result from such things as:
●
changes in state insurance law;
●
changes in federal income tax law;
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●
changes in the investment management of any Fund; or
●
differences in voting instructions given by different types of owners.

Voting Rights
We will vote Fund shares held in VAA at Fund shareholders meetings in accordance with voting instructions received from contract owners. We will determine the number of Fund shares for which you are entitled to give instructions as described below. This determination will be within 90 days before the shareholders meeting. Proxy material and forms for giving voting instructions will be distributed to each owner. We will vote Fund shares held in VAA, for which no timely instructions are received, in proportion to the instructions that we do receive. There is no minimum number of contract owners required to form a quorum. As a result, a small number of contract owners may determine the outcome of a vote submitted to the Fund by VAA.
Until annuity payments begin, the number of Fund shares for which you may instruct us is determined by dividing your Contract Value in each Fund by the net asset value of a share of that Fund as of the same date. After annuity payments begin, the number of Fund shares for which you may instruct us is determined by dividing the actuarial liability for your variable annuity by the net asset value of a Fund share as of the same date. Generally, the number of shares tends to decrease as annuity payments progress.

Changes in Your Contract
Changes in Applicable Law
We reserve the right to change your contract without your consent in order to comply with any laws and regulations that apply, including but not limited to, changes in the Internal Revenue Code, Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.
Any change in your contract must be in writing and made by the President, a Vice President or the Secretary of AuguStar Life. We will provide you written notice of any contract change and amend this prospectus as applicable. We may enforce our reservation of rights under this contract in response to our experience or determination of risk
Risk of Increase in Current Fees and Expenses
Some riders’ fees may be currently charged at less than their maximum amounts. We may increase these expenses up to the maximum amounts. We will provide prior written notice of when we will increase fees and amend the prospectus as applicable.
Risk of Contract Termination
Your contract will terminate if your Contract Value is reduced to zero. Your Contract Value can become zero due to the assessment of contract or rider charges after you have taken partial withdrawals and/or due to poor market performance. If your Contract Value is reduced to zero, your contract will terminate unless you have purchased a rider that provides for continuation of benefits and you are in compliance with the rider’s terms for continuation. Please see the “Optional Guaranteed Lifetime Withdrawal Benefit ('GLWB') Riders” section later in this prospectus for more information.

Distribution of Variable Annuity Contracts
The variable annuity contracts are sold by our insurance agents who are also registered representatives of broker-dealers that have entered into distribution agreements with AuguStar Distributors, Inc. (“ADI”), an affiliate of ours. ADI is the principal underwriter of the contracts. ADI and the broker-dealers are registered under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority. We pay ADI up to 5.00% of each purchase payment and ADI then pays that to the broker-dealers. The amounts may vary by broker-dealer. The broker-dealers pay their registered representatives from their own funds. Purchase payments on which nothing is paid to registered representatives may not be included in amounts on which we pay the sales compensation to ADI. If our
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surrender charge is not sufficient to recover the fee paid to ADI, any deficiency will be made up from our general assets. These include, among other things, any profit from the mortality and expense risk charges. ADI’s principal business address is One Financial Way, Montgomery, Ohio 45242.

Deductions and Expenses
Surrender Charge
Surrenders and Partial Withdrawals.
There is no deduction from purchase payments to pay sales expense. We may assess a surrender charge if you surrender the contract or withdraw part of its value. If other fees or charges are being assessed in addition to the surrender charge, we will calculate the surrender charge first. We deduct the surrender charge from the amount paid to you. We will deduct the surrender charge pro-rata from each investment option included in the withdrawal. The surrender charge is a percentage of your total purchase payments minus all previous withdrawals. This percentage varies with the number of years from the date the purchase payments were made (starting with the first purchase payment) as follows:
Years	Payment
1st	9%
2nd	8%
3rd	7%
4th	6%
5th	5%
6th	4%
7th	2%
8th	1%
9th and later	0%
During each contract year, you may withdraw not more than 10% of the Contract Value (as of the day of the first withdrawal made during that contract year) without a surrender charge. You may take this 10% annual free withdrawal in up to 12 installments.
The purpose of this charge is to defray expenses relating to the sale of the contract, including compensation to broker-dealers or other benefits provided under the contract, cost of sales literature and prospectuses, and other expenses related to sales activity. If proceeds from surrender charge do not cover the expected costs of distributing the contracts, any amount paid by us for distribution costs may be paid from our general account, which may consist, among other things, of proceeds derived from base contract expenses deducted from the contract.
Annuitization.
We do not assess a surrender charge, under certain circumstances, if you annuitize your contract. See “Annuity Period — Annuity Options” later in this prospectus.
Death Benefit.
We do not assess a surrender charge upon any Proceeds paid to a beneficiary upon the death of the annuitant. See “Death Benefit — How will the Proceeds be paid to the beneficiary?” later in this prospectus.
Withdrawal Fee
We may also charge a withdrawal fee of up to the lesser of 2% of the amount withdrawn or $15 per withdrawal for withdrawals in excess of 14 in a contract year. This charge is to reimburse us for administrative processing expenses associated with a withdrawal. We are not currently charging the fee. We will provide 30 days notice prior to assessing a withdrawal fee. We deduct the withdrawal fee from the amount paid to you. We will deduct the withdrawal fee pro-rata from each investment option included in the withdrawal.
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Annual Contract Fee
Each year on the contract anniversary (or when you surrender the contract), we will deduct an annual contract fee of $30 from the Contract Value, pro-rata from your values in each Fund and the Fixed Accumulation Account (but not the Enhanced DCA). This helps to repay us for maintaining the contract for contracts under $50,000. This helps to cover expenses for accounting, auditing, legal, contract owner services, reports to regulatory authorities and contract owners, contract issue, etc. The account expense charge is not sufficient to cover these expenses for contracts under $50,000. There is no contract fee for contracts having a value of at least $50,000 at the contract anniversary. There is no charge after annuity payments begin. We guarantee not to increase the annual contract fee.
Deduction for Account Expense Fee
At the end of each valuation period before annuity payments begin we deduct from your Contract Value allocated to the subaccounts an amount equal to 0.25% on an annual basis of the Contract Value allocated to the subaccounts. This deduction reimburses us for amounts not covered by the annual contract fee. Examples of these are accounting, auditing, legal, contract owner services, reports to regulatory authorities and contract owners, contract issue, etc.
Deduction for Mortality and Expense Risk Fee
We guarantee that, until annuity payments begin, the contract’s value will not be affected by any excess of sales and administrative expenses over the deductions for them. We also guarantee to pay a death benefit if the annuitant dies before annuity payments begin. After annuity payments begin, and except in the instance of the annuitant’s death, we guarantee that variable annuity payments will not be affected by adverse mortality experience or expenses.
For assuming these risks, when we determine the accumulation unit values and the annuity unit values for each subaccount, we make a deduction from the applicable investment results equal to 1.15% of the Contract Value on an annual basis allocated to the subaccounts. We may decrease that deduction at any time and we may increase it not more often than annually to not more than 1.15% on an annual basis. We may discontinue this limitation on our right to increase the deduction up to 1.15%. The mortality and expense risk charge is an indivisible whole of the amount currently being deducted. However, we believe that a reasonable allocation would be 0.65% for mortality risk, and 0.50% for expense risk. We hope to realize a profit from this charge. However there will be a loss if the deduction fails to cover the actual risks involved.
Charges for Optional Benefits
There is an additional annual charge if you choose an optional benefit. See the individual discussion of each rider later in this prospectus for details on the riders and the amounts upon which the charges are based. The additional charge is made on each contract anniversary and will be deducted from your Contract Value. (For contracts issued in Washington and North Carolina, there are limitations on certain rider charges being deducted from the fixed accumulation account.) The charges for optional benefits are to compensate us for the risks of the underlying guarantees provided by the riders. The optional benefits are not currently available, and some were not available in all states. We reserve the right to terminate or modify these benefits for new contracts at any time.
If you choose one of the optional death benefit riders described under “Death Benefit,” those annual charges are the following percentages of the optional death benefit amounts:
Annual Stepped-Up Death Benefit	0.25%
Combo Death Benefit	1.50%
(currently 0.65% annually; assessed 0.1625% quarterly)	(maximum charge)
Premium Protection or Joint Premium Protection death benefit at issue ages through 70	0.10%
Premium Protection or Joint Premium Protection death benefit at issue ages 71 through 75	0.25%
Premium Protection Plus or Joint Premium Protection Plus death benefit	0.90%
(currently 0.45%)	(maximum charge)
5% GMDBR80 Plus	0.45%
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If you choose the GEB, as described under “Death Benefit,” the annual charge is the following percentage of your Contract Value on the contract anniversary:
GEB at issue ages through 70	0.15%
GEB at issue ages 71 through 75	0.30%
GEB “Plus” at issue ages through 70	0.30%
GEB “Plus” at issue ages 71 through 75	0.60%
If you choose a GPP rider, the annual charge is the following percentage of your average guaranteed principal amount at the beginning and the end of the contract year as described under “Optional Guaranteed Principal Protection (“GPP”)”:
GPP (2012) (applied for on or after November 16, 2015)	1.30%
(currently 0.65%)	(maximum charge)
GPP (2012) (applied for before November 16, 2015)	0.90%
(currently 0.45%)	(maximum charge)
If you choose one of the GLWB riders, the annual charge is the following percentage of your GLWB base as described under “Optional Guaranteed Lifetime Withdrawal Benefit (‘GLWB’) Riders:”
Income Opportunity GLWB	2.50%
(rate for new sales, if any, shown in Rate Sheet Supplement; rate for previously sold
riders shown in Appendix D)	(maximum charge)
Income Opportunity GLWB (Joint Life)	3.00%
(rate for new sales, if any, shown in Rate Sheet Supplement; rate for previously sold
riders shown in Appendix D)	(maximum charge)
GLWB Plus*	2.00%
(currently 1.05%)	(maximum charge)
Joint GLWB Plus**	2.50%
(currently 1.35%)	(maximum charge)

*
In those states where permitted, charge is 1.05% for riders applied for on or after May 1, 2013. For other contracts, charge is 0.95%. See your representative for more information.
**
In those state where permitted, charge is 1.35% for riders applied for on or after May 1, 2013. For other contracts, charge is 1.25%. See your representative for more information.
Transfer Fee
We may charge a transfer fee of $10 for each transfer of values from one or more subaccounts to other subaccounts for transfers in excess of 12 in a contract year. Only one charge is assessed for transfers out of any one subaccount, even if the transfer is to multiple subaccounts. The fee is charged pro rata against the subaccounts from which the transfer is made. We are not currently charging this fee. This charge is to reimburse us for administrative processing expenses associated with a transfer. Other restrictions may apply to transfers. See “Transfers among Subaccounts” below.
Deduction for State Premium Tax
Depending on your state, a premium tax or some similar charge may be levied based on the amount of your annuity purchase payments. We will deduct from your Contract Value the amount of any applicable premium taxes or similar assessment charged by any state or other governmental entity. While the rates are subject to change, the range for the premium tax is currently between 0.0% and 5.0%. If a charge is assessed, we will deduct that amount from your Contract Value at the time the contract is surrendered, at the time you annuitize, or at such earlier time that we may become subject to the premium tax. We may also deduct the premium tax from any death benefit proceeds.
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Fund Expenses
There are deductions from, and expenses paid out of, the assets of the Funds. These are described in the Fund prospectuses. The value of the assets in VAA will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the contract and may vary from year to year. Deductions for fund expense continue after annuity payments begin for the amounts which are allocated to a Fund. See Appendix A for a list of the Funds available under the contract, including their annual expenses.

Description of Variable Annuity Contracts
Free Look
You may revoke the contract at any time until the end of 10 days after you receive it (or such longer period as may be required by your state law) and get a refund of the Contract Value (minus any extra units credited) as of the date of cancellation. To revoke, you must return the contract to us within the free look period. We must receive your contract at our home office (the address listed on the first page of the prospectus) by 4:00 p.m. Eastern time on the last day of the free look period. In some states, we are required to return the greater of purchase payments received during the free-look period or Contract Value as of the Valuation Period the request for free-look is received by our Home Office. For contracts issued in such states, we reserve the right to allocate all purchase payments received during the free-look period to the Fidelity® VIP Government Money Market Portfolio. On the next Valuation Period after the expiration of the free-look period, we will allocate your assets in the Fidelity® VIP Government Money Market Portfolio to your requested investment options. We are currently not allocating purchase payments to the Fidelity® VIP Government Money Market Portfolio during the free-look period, but reserve the right to do so with prior notice provided to contract owners. If you are a California resident 60 years old or older and at the time you apply for your contract you elect to receive a return of your purchase payments if you exercise your free look, any purchase payments to be allocated to variable Funds will first be allocated to the Fixed Accumulation Account until the end of the free look period. If you are a California resident 60 years old or older and you do not elect to receive a return of your purchase payment, you will receive a refund of your Contract Value if you exercise your free look. For IRAs, you may get a refund of the greater of your purchase payments or the current Contract Value. We deem you to receive the contract and the free look period to begin five days after we mail your contract to you.

Accumulation Period
Purchase Payments
The minimum initial purchase payment is $5,000 ($2,000 for IRAs). You may make additional payments of at least $500 at any time ($300 for payroll deduction plans; $100 for electronic payments). (If you purchased your contract in Oregon prior to May 1, 2016, you may not make additional purchase payments.)
We currently limit your total purchase payments to $3,000,000. We reserve the right to limit your total purchase payments to the lesser of the following:
(a)
for any one contract, the lesser of 150% of your initial purchase payment (for example, $7,500 if your initial purchase payment was $5,000) or $1,000,000; and
(b)
for all our variable annuities sold to you, or covering the life of the annuitant, $1,000,000.
We will provide you prior written notice before we enforce the limits in (a) or (b) above.
If the check for your payment is dishonored, you will be liable to us for any changes in the market value between the date we receive your check and the date we are notified that the payment was dishonored.
We reserve the right to require company approval prior to accepting purchase payments in excess of the above limits. We reserve the right to not allow any additional purchase payments or to limit additional purchase payments if you have purchased the Combo Death Benefit rider, Premium Protection rider, Joint Premium Protection rider, Premium Protection Plus rider, Joint Premium Protection Plus rider, any GLWB or GPP (2012). If you purchase one of these riders, we currently limit total purchase payments to $3,000,000. Please see the descriptions of the riders later in this prospectus.
Extra Credit
We credit (from our general account) an extra amount to your contract each time you make a purchase payment. The extra credit equals 4% of each purchase payment. We allocate your extra credits pro rata to the subaccounts of VAA and to the Fixed Accumulation Account in the same ratio as the purchase payments. We are able to pay this extra 4% credit
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because (a) the contract’s surrender charge is higher than that of other similar contract that do not provide an extra credit, and (b) the sales representative receives a lower commission for selling this contract than for other similar contracts that do not provide an extra credit. AuguStar Life will profit to the extent revenues, if any, from higher surrender charges (paid only by those who surrender or withdraw money from the contract within eight years after their purchase payment) might exceed the amount of extra credits.
Extra credits are not part of the amount you will be paid if you use the free look option. We may not credit extra amounts on purchase payments you make within one year of a free withdrawal to the extent those purchase payments are less than the amount you withdrew. Extra credits within one year of death are not included in amounts payable for death benefits. Extra credits within one year of a stepped-up death benefit are not included in the increased death benefit amount. Extra credits within one year of your confinement remain part of your Contract Value, but they will not be included in amounts we pay under the Nursing Facility Confinement benefit. While extra credits are normally beneficial, you could be slightly worse off for having received an extra credit if the full amount of the credit is recaptured when there is negative investment performance:
●
during the period prior to exercise of free look rescission rights; or
●
during the period (of no more than one year) between an extra credit and recapture of that credit upon payment of nursing facility confinement or death benefits if, and to the extent that, the loss on such a recapture exceeded prior extra credits and gains thereon
Extra Credits that we recover if you
●
exercise your free look option,
●
are paid a death benefit (including stepped-up death benefits),
●
are paid a Nursing Facility Confinement benefit, or
●
annuitize your contract within two years of the date your contract is issued (generally for contracts applied for on or after May 1, 2016)
will not exceed the maximum sales load that would apply to a normal surrender on that date.
We do not consider extra credits to be purchase payments or to be “investment in the contract” as described in Federal Tax Status.
Accumulation Units
Until the annuity payout date, the Contract Value is measured by accumulation units. As you make each purchase payment, we credit units to the contract (see Crediting Accumulation Units). The number of units remains constant between purchase payments but their dollar value varies with the investment results of each Fund to which payments are allocated.
Crediting Accumulation Units
Your registered representative will send an order or application, together with the first purchase payment, to our home office for acceptance. We may enter into arrangements with certain broker-dealers whereby submission of the completed application and first purchase payment to the broker-dealer will be credited and deemed accepted by us on the date received by them. Such arrangements are at our sole discretion and approved by our Board of Directors. Before entering into such arrangements, we first must ensure that the broker-dealer has adequate compliance controls in place to prevent applications received after the cut-off time (usually 4:00 p.m. Eastern time) from being submitted to us for issuance as if received before the cut-off time.
Upon acceptance, we issue a contract and we credit the first purchase payment to the contract in the form of accumulation units. If all information necessary for issuing a contract and processing the purchase payment is complete, we will credit your first purchase payment within two business days after receipt. If we do not receive everything necessary to make the application in good order within five business days, we will return the purchase payment to you immediately unless you specifically consent to having us retain the purchase payment until the necessary information is completed. After that, we will credit the purchase payment within two business days.
Unless otherwise prohibited by law, no contract is effective until the purchase payment is received and the contract is issued during the lifetime of the annuitant. If the annuitant dies before the contract is issued and we are not notified at our home office of the annuitant’s death, our sole obligation is to return the Contract Value to you or your estate upon notice and proof of the death of the annuitant.
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You must send any additional purchase payments directly to our home office. They will then be applied to your contract according to your allocation instructions to provide that number of accumulation units (for each subaccount) determined by dividing the amount of the purchase payment by the unit value next computed after we receive the payment at our home office. Except as detailed in the paragraph above, payments received after 4 p.m. (Eastern time) at our home office on a valuation period (earlier when the New York Stock Exchange closes early) will be priced at the next calculated unit value. If you have not provided allocation instructions, we will treat that purchase payment as not in good order until such time as we receive valid instructions.
Allocation of Purchase Payments
You may allocate your Contract Values among up to 18 investment options including the variable subaccounts of VAA and to the Fixed Accumulation Account. We reserve the right to limit your allocation of purchase payments to no more than 10 of the available investment options. We will provide you prior written notice before we will limit you to no more than 10 investment options. The amount you allocate to any Fund or to the Fixed Accumulation Account must equal a whole percent. You may change your allocation of future purchase payments at any time by sending written notice to our home office. Changes in allocation of purchase payments are not deemed effective until received by us at our home office. You may be subject to restrictions on allocations if you purchase certain optional riders. Please see “Investment Restrictions for Certain Optional Riders” for more information.
Accumulation Unit Value and Accumulation Value
We set the original accumulation unit value of each subaccount of VAA for these contracts at the beginning of the first valuation period for each such subaccount. We determine the unit value for any later valuation period by multiplying the unit value for the immediately preceding valuation period by the net investment factor (described below) for such later valuation period. We determine a contract’s value by multiplying the total number of units (for each subaccount) credited to the contract by the unit value (for such subaccount) for the current valuation period and adding to that any amount in the Fixed Accumulation Account or in a Dollar Cost Averaging Account.
Net Investment Factor
The net investment factor measures the investment results of each subaccount. The investment performance and expenses of each Fund, and the deduction of contract charges, affect daily changes in the subaccounts’ accumulation unit values. The net investment factor for each subaccount for any valuation period is determined by dividing (a) by (b), then subtracting (c) from the result, where:
(a) is:
(1)
the net asset value of the corresponding Fund share at the end of a valuation period, plus
(2)
the per share amount of any dividends or other distributions declared for that Fund if the “ex-dividend” date occurs during the valuation period, plus or minus
(3)
a per share charge or credit for any taxes paid or reserved for the maintenance or operation of that subaccount; (No federal income taxes apply under present law.)
(b) is the net asset value of the corresponding Fund share at the end of the preceding valuation period; and
(c) is the deduction for administrative and sales expenses and risk undertakings.
Surrender and Withdrawal
Before annuity payments begin you may surrender (totally withdraw the value of) your contract, or withdraw part of the Contract Value (at least $300). If you take withdrawals via electronic funds transfer, you may withdraw less than $300. You must make all surrender or withdrawal requests by providing Notice to us. The surrender charge may then apply. That charge is taken from the total amount withdrawn.
Unless you specify otherwise, the withdrawal will be made pro-rata from your values in each Fund. The amount you may withdraw is the Contract Value less any surrender charge and any premium tax charge that may apply. In the case of a surrender, we subtract any contract administration charge. We will pay you within seven days after we receive your request. However, we may defer payment of Fixed Accumulation Account values as described below. Surrenders and withdrawals are limited or not permitted in connection with certain retirement plans. For possible tax consequences of a surrender or withdrawal, see “Federal Tax Status” below.
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If you request a surrender or withdrawal which includes Contract Values derived from purchase payments that have not yet cleared the banking system, we may delay mailing the portion relating to such payments until your check has cleared.
Your right to withdraw may be suspended or the date of payment postponed:
(1)
for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the Commission has restricted trading on the Exchange;
(2)
for any period during which an emergency, as determined by the Commission, exists as a result of which disposal of securities held in a Fund is not reasonably practical, or it is not reasonably practical to determine the value of a Fund’s net assets; or
(3)
such other periods as the Commission may order to protect security holders.
If your Contract Value is reduced to zero, your contract will terminate unless you have purchased a rider that provides for continuation of benefits and you are in compliance with the rider’s terms for continuation. Certain riders permit you to take withdrawals in an amount less than $500 and for amounts that will reduce your contract below the contract minimum. Please see the “Optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Riders” section later in this prospectus for more information.
Transfers among Subaccounts
You may transfer Contract Values from one or more Funds to one or more other Funds. You may make transfers at any time before annuity payments begin. The amount of any transfer must be at least $300 (or the entire value of the contract’s interest in a Fund, if less). Not more than 20% of a contract’s Fixed Accumulation Account value (or $1,000, if greater) as of the beginning of a contract year may be transferred to variable Funds during that contract year.
We may limit the number, frequency, method or amount of transfers. We may limit transfers from any Fund on any one day to 1% of the previous day’s total net assets of that Fund if we or the Fund in our discretion, believe that the Fund might otherwise be damaged. In determining which requests to honor, scheduled transfers (under a DCA program) will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone, facsimile and other electronic requests in the order received. This policy will be applied uniformly without exception. We will notify you if your requested transfer is not made. Current SEC rules preclude us from processing at a later date those requests that were not honored. Accordingly, you would need to submit a new transfer request in order to make a transfer that was not honored because of these limitations.
Certain third parties may offer you investment management services for your contract. We will honor transfer requests from these third parties only if you give us a written authorization to do so. Fees you pay for such other services are in addition to any contract charges.
We discourage excessive trading and market timing through your contract. Excessive trading into and out of the portfolios can disrupt portfolio investment strategies and increase the portfolios’ operating expenses. In addition, excessive trading lowers overall portfolio performance for long term investors, prevents portfolio managers from taking timely advantage of investment opportunities, and creates liquidity risks for the portfolios. The contract and the underlying portfolios are not designed to accommodate excessive trading practices. We and the portfolios reserve the right, in our sole discretion, to restrict or reject purchase and exchange orders which we believe represent excessive or disruptive trading. Listed below are some, but not necessarily all the steps we may take to discourage excessive trading and market timing.
The first time the contract owner is determined to have traded excessively, we will notify the contract owner in writing that his or her contract will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or other otherwise made public.
Upon the second instance of excessive trading, the contract owner will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.
Upon the third instance of excessive trading, we will suspend some, or all transfer privileges. The contract owner will be informed in writing of the denial of future transfer privileges. If a contract owner decides to surrender the contract following suspension of transfer privileges, the contract owner will incur the resulting surrender charge, if any.
Form 6802

We may, in our sole discretion take any contract off of the list of monitored contracts, or restore suspended transfer privileges if we determine that the transactions were inadvertent or were not done with the intent to market time. Otherwise, all of our policies related to excessive trading and market timing as described in this section will be applied to all contract owners uniformly and without exception. Other trading activities may be detrimental to the portfolios. Therefore, we may place a contract on the list of monitored contracts despite the fact the contract owner has not exceeded the established transfer limits. You may be deemed to have traded excessively even if you have not exceeded the number of free transfers permitted by your contract.
Some of the factors we may consider when determining whether or not to place a contract on the list of monitored contracts may include, but not be limited to:
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The number of transfers made in a defined period;
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The dollar amount of the transfer;
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The total assets of the portfolios involved in the transfer;
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The investment objectives of the particular portfolios involved in your transfers; and/or
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Whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.
Contract owners who have not engaged in market timing or excessive trading may also be prevented from transferring Contract Values if we, or the portfolios, believe that an intermediary associated with the contract owner’s account has otherwise been involved in market timing or excessive trading on behalf of other contract owners. Likewise, contract owners who have not engaged in intentional market timing or engaged in intentional disruptive or excessive trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.
Contract owners seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that we or the portfolios will be able to identify such contract owners or curtail their trading practices. Our ability and the ability of the portfolios to detect and curtail excessive trading practices may also be limited by operational systems and technology limitations. In addition, because the portfolios receive orders from omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the portfolios may not be able to detect an individual’s excessive trading practices through these omnibus accounts. If we are unable to detect those contract owners engaging in market timing and/or excessive trading, the previously mentioned harm associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.
We may alter or amend this policy as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted by us or the portfolios.
Pursuant to rules adopted by the Securities and Exchange Commission, we are required to enter into agreements with the Funds which require us to provide the Funds, upon their request, with certain information including taxpayer identification numbers of contract owners and the amounts and dates of any purchase, redemption, transfer or exchange requests by contract owners. We are also required to restrict or prohibit further purchases or exchange requests into the Funds by a contract owner upon instruction from the Funds.
Effective Time for Purchase, Transfer or Redemption Orders
Orders to purchase, redeem or transfer units received after the close of the New York Stock Exchange, typically 4:00 p.m. (Eastern time) on a valuation period (earlier on those days when the New York Stock Exchange closes early) will not become effective until the next business day.
However, we may enter into arrangements with certain broker-dealers whereby orders to purchase accumulation units (either through an initial purchase or subsequent purchase payments to an existing contract) will be credited and deemed accepted by us on the date received by them. Such arrangements are at our sole discretion and approved by our Board of Directors. Before entering into such arrangements, we will first ensure that the broker-dealer has adequate compliance controls in place to prevent orders to purchase units received after the cut-off time (usually 4:00 p.m. Eastern time) from being credited as if received before the cut-off time.
Electronic Access
If you give us authorization, your contract and unit values and interest rates can be checked by telephoning us at 888.925.6446, or by accessing our web site at augustarfinancial.com. You may also request transfers or make allocation changes on our web site. You may only make one electronic, facsimile or telephone (collectively, “electronic”) transfer request per day.
Form 6802

We will honor pre-authorized electronic transfer instructions from anyone who provides the personal identifying information requested. We will not honor electronic transfer requests after we receive notice of your death. For added security, we send the contract owner a written confirmation of all electronic transfers on the next business day. However, if we cannot complete a transfer as requested, our customer service representative will contact the owner in writing sent within 48 hours of the electronic request. You may think that you have limited this access to yourself, or to yourself and your representative. However, anyone giving us the necessary identifying information can use electronic access once you authorize it.
Please note that telephone and/or other means of electronic communication may not always be available. Any telephone or electronic device, whether it is yours, your service provider’s, your agent’s or ours can experience inaccessibility, power outages or slowdowns for a variety of reasons. These periods of inaccessibility may delay or prevent our receipt and processing of your requests. Although we have taken precautions and have emergency contingency plans to limit these problems, we cannot promise complete reliability under all circumstances. If you experience such problems, you should make your transfer request by writing to our home office.
We reserve the right to limit or restrict electronic access in any form at any time as to any contract owner.
Scheduled Transfers (Dollar Cost Averaging)
We administer a Dollar Cost Averaging (“DCA”) program enabling you to preauthorize automatic monthly or quarterly transfers of a specified dollar amount from the Fixed Accumulation Account or the Funds to any of the other subaccounts. There is no charge for participating in a DCA program. Each transfer under the DCA program must be at least $300. For a DCA program from a Fund, at least 12 transfers must be scheduled.
For a DCA program from the Fixed Accumulation Account, at least three transfers must be scheduled. The DCA program is only available to contracts having a total accumulation value of at least $3,600. No transfer fees will be incurred for DCA transfers and they do not count against the 12 free transfers allowed each contract year. Unless you have a rider with investment restrictions, a DCA program may be made with transfers from Funds or the Fidelity® VIP Government Money Market Portfolio to any other Funds at any time during the contract. A DCA program with transfers from the Fixed Accumulation Account to any other Funds may be made if the DCA program is established at the time the contract is issued, and the DCA program is scheduled to begin within 6 months of the time you make purchase payments from which DCA transfers will be made. A DCA program from the Fixed Accumulation Account may not exceed 2 years.
DCA generally has the effect of reducing the risk of purchasing at the top of a market cycle by reducing the average cost of indirectly purchasing Fund shares through the subaccounts to less than the average price of the shares on the same purchase dates. DCA transfers from the Fixed Accumulation Account or from a Fund with a stabilized net asset value, such as the Fidelity® VIP Government Money Market Portfolio, will generally reduce the average total cost of indirectly purchasing Fund shares because greater numbers of shares will be purchased when the share prices are lower than when prices are higher. However, DCA does not assure you of a profit, nor does it protect against losses in a declining market. In addition, in a rising market, DCA will produce a lower rate of return than will a single up-front investment.
The DCA program may be discontinued at any time by you as long as we receive notice of the cancellation at least 7 business days before the next scheduled transfers. We reserve the right to not offer the DCA program to new contracts in the future. Upon prior written notice, we may discontinue providing the DCA program to existing contracts that are not currently enrolled in a DCA program.
Enhanced DCA Account. We currently offer the Enhanced DCA program for initial purchase payments (or additional purchase payments of $3,600 or greater) which are allocated to the Enhanced DCA account that provides a fixed interest rate that is higher than the rate being credited to the Fidelity® VIP Government Money Market Portfolio. The Enhanced DCA account is a subset of our general account. The Enhanced DCA program is the same as the DCA program except as described in this section. The Enhanced DCA program requires the purchase payment be fully transferred from the account within specified periods of time. Each DCA transfer must be at least $300. An Enhanced DCA program can be discontinued at any time by you as long as we receive notice of the cancellation at least 7 business days before the next scheduled transfer. Terminating this program will result in all remaining funds transferred to the subaccounts of your choice or to the Fixed Accumulation Account. We reserve the right to not offer the Enhanced DCA program to new contracts in the future. Upon prior written notice, we may discontinue providing the Enhanced DCA program for additional purchase payments.
Portfolio Rebalancing
You may have us automatically transfer amounts on a quarterly, semi-annual or annual basis to maintain a specified percentage (whole percentages only) of Contract Value in each of two or more designated Funds. The purpose of a portfolio rebalancing strategy is to maintain, over time, your desired allocation percentage in the designated Funds having differing investment performance. Portfolio rebalancing will not necessarily enhance future performance or protect against future losses.
Form 6802

There is no charge for participating in portfolio rebalancing, and the transfer charge does not apply to portfolio rebalancing transactions. These transactions do not count against the 12 free transfers you are allowed each contract year. You may not have portfolio rebalancing for any Funds that are part of a DCA program.
Nursing Facility Confinement
We will not assess a surrender charge if the annuitant is confined (generally, for contracts applied for prior to May 1, 2016, if you are confined) to a state licensed or legally operated hospital or in-patient nursing home facility for at least 30 consecutive days. Extra units credited within one year before your confinement are not included in amounts we will pay under this benefit.  This waiver of the surrender charge is not available in New Jersey and Massachusetts, and terms may vary based on application or issue date. Contact us or your registered representative for more information. Generally for contracts applied for on or after May 1, 2016, it only applies when:
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the contract was issued before the annuitant’s 80th birthday; and
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we receive the request for withdrawal, together with proof of the confinement, at our home office while the annuitant is confined or within 90 days after discharge from the facility, or if you can show it was not reasonably possible to provide proof within such time, you provide such proof as soon as possible; provided, however, except in the absence of legal capacity you must provide the proof within a year of such time.
For contracts applied for before May 1, 2016, it only applies when:
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the confinement begins after the first contract anniversary and before annuity payments begin;
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the contract was issued before your 80th birthday; and
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we receive the request for withdrawal, together with proof of the confinement, at our home office while you are confined or within 90 days after discharge from the facility, unless otherwise agreed to by us.
AuguStar Life Employee Discount
We and our affiliated companies may offer a benefit in the form of additional premium on the purchase of contracts by any of our employees, directors or retirees, or their spouse or the surviving spouse of a deceased retiree, their minor children, or any of their children ages 18 to 21 who is either (i) living in the purchaser’s household or (ii) a full-time college student being supported by the purchaser, or any of the purchaser’s minor grandchildren under the Uniform Gifts to Minors Act. This premium counts as additional income under the contract. If you apply for a contract on or after November 1, 2013, the amount of the benefit equals 2.5% of any purchase payments made. If you applied for a contract before November 1, 2013, the amount of the benefit equals 2.5% of all purchase payments made in the first contract year and 3.9% of purchase payments made in the second through sixth contract years. We allocate amounts in accordance with your current allocations in these amounts at the time the eligible person makes each payment. If an employee exercises his or her free look right, the full amount of the benefit will be deducted when we pay the free look proceeds.
Death Benefit
Basic Death Benefit
What does the beneficiary receive upon death of the annuitant before the annuity payout date?
If the annuitant dies before the annuity payout date, your contract provides for the beneficiary to receive Proceeds from the contract. The Proceeds equal (i) the Contract Value and (ii) any Death Benefit Adjustment, on the calculation date as described below. After the annuity payout date, unless a rider provides otherwise, your contract will no longer qualify for any Death Benefit Adjustment upon the death of the Annuitant.
What is the amount of the Death Benefit Adjustment?
The Death Benefit Adjustment is equal to the difference, if any, between the highest guaranteed death benefit amount and the Contract Value as of the calculation date as described below. The Death Benefit is used solely to calculate the Death Benefit Adjustment and is not an amount paid to the beneficiary.
The Death Benefit is the greatest of: (i) the total Contract Value (ii) net purchase payments less pro-rata withdrawals ; or (iii) the stepped-up Death Benefit amount (as described in the paragraph below) if the contract has been in effect for at least 8 years, unless one of the riders added to your contract provides for a higher death benefit.
Form 6802

For the 8-year period beginning on the eighth contract anniversary, the stepped-up Death Benefit will be the greater of (i) the Contract Value as of the eighth anniversary or (ii) net purchase payments less pro-rata withdrawals made on or before the eighth anniversary. For example, if (i) your initial purchase payment was $100,000; (ii) you make no additional purchase payments or take any withdrawals, and (iii) on your eighth contract anniversary, your Contract Value was $115,000, your Death Benefit will be set equal to $115,000.
At the beginning of each later 8-year period, the stepped up Death Benefit will be the greater of (i) the Contract Value on that date or (ii) the death benefit as of the last day of the preceding 8-year period adjusted for any payments or withdrawals. The stepped-up Death Benefit amount is increased by purchase payments and decreased pro-rata by withdrawals made during each 8-year period after the eighth anniversary. Generally, for contracts applied for on or after May 1, 2016, your Death Benefit is not eligible for a step-up under this provision once the annuitant is 85 years old. Therefore, if you purchase this contract when the annuitant is 77 years old or older, your Death Benefit will not be eligible for any step-up under this provision. For contracts applied for before May 1, 2016, your Death Benefit is not eligible for a step-up under this provision once the annuitant is 90 years old. Variations apply based on state of issue and application or issue date. Contact us or your registered representative for more information.
For purposes of the paragraphs above, “net purchase payments” means your total purchase payments less an amount for any applicable premium tax or similar state or local tax. “Pro rata withdrawals” mean an adjustment for any amounts you have withdrawn from the contract based on the percentage reduction to the total Contract Value which resulted from the withdrawal.
If the Contract Value is equal to or greater than the Death Benefit on the calculation date as described below, then there is no Death Benefit Adjustment that will be added to the Proceeds. If the Contract Value is less than the Death Benefit on the calculation date as described below, then there is a Death Benefit Adjustment that will be added to the Proceeds. See the examples below.
When are Contract Value and Death Benefit Adjustment calculated for purposes of this section?
The Contract Value is calculated as of the date that we receive proof of the annuitant’s death and satisfactory instruction from the beneficiary for the disposition of the contract.
The Death Benefit Adjustment is calculated as of the earlier of: (i) the date we are in receipt of proof of the annuitant’s death; or (ii) 90 days from the date of the annuitant’s death.
Examples of Death Benefit Adjustment calculation:
If the Contract Value on date of the Death Benefit Adjustment calculation is $100,000 and the Death Benefit is $85,000, then there is no Death Benefit Adjustment.
If the Contract Value on date of the Death Benefit Adjustment calculation is $85,000 and the Death Benefit is $100,000, then the Death Benefit Adjustment is $15,000 ($100,000 Death Benefit minus $85,000 Contract Value). $15,000 is added to the Fidelity® VIP Government Money Market Portfolio until satisfactory instructions are received from the beneficiary as to settlement of the contract or the beneficiary gives us different investment instructions. If the Contract Value is $60,000 when we receive satisfactory instructions to settle the contract, then the beneficiary will receive $75,000 ($15,000 + $60,000). If the Contract Value is $120,000 when we receive satisfactory instructions, then the beneficiary will receive $135,000 ($15,000 + $120,000).
Where are the Proceeds invested before being paid out to a beneficiary?
From the date of the annuitant’s death until the Proceeds are paid to the beneficiary, unless the beneficiary elects to change the subaccount allocations, the Contract Value will remain invested in the subaccounts selected by the owner. If we have not yet received the required documents necessary to pay the Proceeds to the beneficiary, the amount equal to the Death Benefit Adjustment is added to the contract in the Fidelity® VIP Government Money Market Portfolio.
What are the consequences of any change in the Contract Value before the Death Benefit Adjustment is calculated?
The beneficiary may decide to reallocate the Contract Value to different subaccounts in an effort to minimize the risk of market fluctuation. If the beneficiary elects to change the subaccount allocations before the date that the Death Benefit Adjustment is calculated, then any resulting change in Contract Value will have an impact on the Death Benefit Adjustment amount when it is calculated.
Form 6802

What are the consequences of any change in the Contract Value after the Death Benefit Adjustment is calculated?
Any change in the Contract Value, including, but not limited to market fluctuation, after the effective date of the Death Benefit Adjustment, and before we distribute the contract Proceeds, will affect the amount to be paid to the beneficiary. If the Contract Value increases or decreases, the amount of the Proceeds will be correspondingly increased or decreased. As such, the actual amount paid upon disposition of the contract may be more or less than the highest Death Benefit provided under your contract or optional riders.
How will the Proceeds be paid to the beneficiary?
The Proceeds will be paid to the beneficiary in a single sum unless you or the beneficiary(ies) elect settlement under one or more settlement options. If there are multiple beneficiaries and the owner has not selected a settlement option, all the beneficiaries must agree on a settlement option or the payout value will be paid in lump sums to all of them proportionally. We must receive all required documentation or forms (for example, the claim form and certified death certificate) from all beneficiaries before the Proceeds will be distributed. (Please contact us at 888.925.6446 for more information about the documentation and forms we require.) If we are unable to locate one of the beneficiaries, we will provide written notice to his or her last known address. If he or she does not respond to us within 30 days, his or her portion of the Proceeds will revert to the state as unclaimed property. We do not assess a surrender charge on any Proceeds paid to a beneficiary. A spouse who elects to continue the contract will not be assessed a surrender charge on the Proceeds, but will be assessed a surrender charge in accordance with the “Surrender Charge” provision of this prospectus on any additional purchase payments that the spouse makes to the contract.
Unless otherwise designated by the contract owner before the date of annuitant’s death, the beneficiary may elect one of the following settlement options:
(1)
Five Year Continuance — Beneficiary may elect to receive the Proceeds over a period of five years or less from the date of the annuitant’s death. All Proceeds must be liquidated within the five year period that begins on the date of the annuitant’s death.
(2)
Ten Year Continuance — Beneficiary may elect to receive the Proceeds over a period of ten years or less from the date of the annuitant’s death. All Proceeds must be liquidated within the ten year period that begins on the date of the annuitant’s death. If the annuitant had reached the Required Beginning Date (“RBD”) for required minimum distributions prior to his or her death, Beneficiary must also receive a portion of the Proceeds each year prior to the year of required liquidation in the form of required minimum distributions, unless otherwise exempted under federal tax regulations. The amounts of the annual minimum distributions must comply with applicable federal tax regulations and withdrawals of lesser or greater amounts may subject you to adverse tax consequences. Please consult your tax adviser for advice on how the Ten Year Continuance option would affect you.
(3)
Beneficiary Stretch — Beneficiary may elect to receive the Proceeds in the form of required minimum distributions each year. This option must be elected within twelve months from the date of the annuitant’s death. The amounts of the annual minimum distributions, and the length of time they are received, must comply with applicable federal tax regulations and withdrawals of lesser or greater amounts may subject you to adverse tax consequences. Please consult your tax advisor for advice on how the Beneficiary Stretch option would affect you.
(4)
Immediate Annuitization — Beneficiary may elect to annuitize the annuity but must do so within twelve months from the date of the annuitant’s death.
(5)
Lump Sum Distribution — Beneficiary may elect a lump sum distribution.
If the sole, primary beneficiary is the surviving spouse of the owner and annuitant and there is either no surviving owner or the surviving spouse is also the sole surviving owner, the spouse may continue the contract as the owner and annuitant, or choose one of the settlement options listed above.
Not all of the settlement options may be available based on the tax disposition of the contract, the date of the annuitant's death and/or details about the beneficiary and the beneficiary's circumstances.
Other considerations:
We may require any designated beneficiary have an insurable interest in the life of the annuitant. We will notify you when we issue the contract or when you request a beneficiary change if we are unable to accept your designated beneficiary.
Form 6802

Any guarantees under the contract or death benefit riders that exceed the value of your interest in the separate account VAA are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of your interest in the VAA are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations.
Optional Death Benefit Riders
Annual Stepped-Up Death Benefit.
In those states where permitted, we offer an optional annual stepped-up death benefit at the time the contract is issued. With that option, the Death Benefit on the first contract anniversary will be the greater of (a) the Contract Value then or (b) net purchase payments less pro-rata withdrawals made on or before that date. For example, if (i) your initial purchase payment was $100,000; (ii) you make no additional purchase payments or take any withdrawals, and (iii) on your first contract anniversary, your Contract Value was $105,000, your Death Benefit will be set equal to $105,000. On each contract anniversary after that (until the annuitant attains age 86), the death benefit will be reset to the greater of (a) the Contract Value on that anniversary date or (b) the death benefit as of the last preceding anniversary adjusted for any purchase payments or withdrawals. The stepped-up death benefit amount is increased by purchase payments and decreased by pro-rata withdrawals made during the period between contract anniversaries. There is an annual rider charge of 0.25% of the optional death benefit amount. On each anniversary the charge for the rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account. You cannot purchase the annual stepped-up death benefit once the annuitant is 76 years old.
Combo Death Benefit.
In those states where permitted, we currently offer the Combo Death Benefit rider (“Combo Death Benefit”) when you apply for the contract. In the future we may, at our sole option, offer the Combo Death Benefit to existing contracts, in which case it may be added on a contract anniversary. You may not purchase the Combo Death Benefit if you have any other optional rider. You may not purchase this rider once the annuitant is 76 years old. The Combo Death Benefit rider combines features of both a step-up death benefit and an annual credit death benefit in one death benefit rider.
Death Benefit.
With the Combo Death Benefit rider, the Death Benefit is the greater of (a) the Contract Value as of the effective date of the Death Benefit Adjustment or (b) the GMDB amount. The initial GMDB amount with this rider is equal to your initial net purchase payment (excluding any extra credits, if applicable) if the rider is added when the contract is issued. If the rider is added after your contract is issued, the initial GMDB amount is equal to your Contract Value when the rider is added. We reserve the right to limit or not allow additional purchase payments to contracts with the Combo Death Benefit.
After the rider is issued, the GMDB amount with the Combo Death Benefit is the greater of the (a) “Step-Up Death Benefit Amount” or (b) “Annual Credit Death Benefit Amount” described below.
Step-Up Death Benefit Amount.
The initial Step-Up Death Benefit Amount is equal to the initial GMDB amount under this rider. On each contract anniversary until the annuitant’s 81st birthday or unless a step-up is or was declined, the Step-Up Death Benefit Amount will increase, to the then current Contract Value (before deducting any applicable charges) if greater than the existing Step-Up Death Benefit Amount. The Step-Up Death Benefit Amount is increased by the amount of each subsequent net purchase payment (excluding any extra credits, if applicable) at the time of payment. Any withdrawal you take will reduce the Step-Up Death Benefit Amount on that day on a pro rata basis. That means the Step-Up Death Benefit Amount will be reduced by the same percentage the withdrawal reduces your Contract Value. For example, if your Contract Value is $110,000, your Step-Up Death Benefit Amount is $100,000 and you withdraw $1,000, your Step-Up Death Benefit Amount will be reduced to $99,090, i.e. $100,000 – ([$1,000/$110,000] x $100,000).
Annual Credit Death Benefit Amount.
Until the annuitant’s 81st birthday, your Annual Credit Death Benefit Amount is eligible for an increase each year equal to 6% simple interest of the “Death Benefit Annual Credit Calculation Base.” (The 6% simple interest is referred to as the “Death Benefit Annual Credit Rate.”) The initial Annual Credit Death Benefit Amount is equal to the initial GMDB
Form 6802

amount under this rider. It is increased by the amount of each subsequent net purchase payment (excluding any extra credits, if applicable) at the time of payment. Any withdrawal you take will reduce the Annual Credit Death Benefit Amount on that day on a pro rata basis. That means the Annual Credit Death Benefit Amount will be reduced by the same percentage the withdrawal reduces your Contract Value.
On each contract anniversary until the annuitant’s 81st birthday, the Annual Credit Death Benefit Amount will be set equal to:
(a)
the existing Annual Credit Death Benefit Amount, plus
(b)
an amount equal to the Death Benefit Annual Credit Rate multiplied by the Death Benefit Annual Credit Calculation Base.
The Death Benefit Annual Credit Calculation Base is the amount to which the Death Benefit Annual Credit Rate is applied. The initial Death Benefit Annual Credit Calculation Base is equal to the initial GMDB amount under this rider. It is increased by the amount of each subsequent net purchase payment (excluding any extra credits, if applicable) at the time of payment. Any withdrawal you take will reduce the Death Benefit Annual Credit Calculation Base on that day by the amount of the withdrawal in other words dollar-for-dollar.
We reserve the right to change the Death Benefit Annual Credit Rate for the Combo Death Benefit on new riders issued in the future.
The Annual Credit Death Benefit Amount shall not exceed two times your total net purchase payments, adjusted for any withdrawals from your contract. This means that, unless the Step-Up Death Benefit Amount is higher, the total GMDB amount with this rider will not exceed two times your total net purchase payments. Any withdrawals you take during a contract year will reduce the maximum Annual Credit Death Benefit Amount on a pro rata basis.
Rider Charge.
If you choose the Combo Death Benefit rider, there is an annual charge of 0.65%. The charge is assessed on a quarterly basis, each contract quarter, in an amount equal to 0.1625% times the GMDB amount under this rider.
The charge for your Combo Death Benefit rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account.
The charge for the Combo Death Benefit rider ends when the rider terminates. (See “Termination” below.) We may increase the charge for the Combo Death Benefit rider on any contract anniversary once the rider reaches the third anniversary. The new charge will not exceed 1.50% of the GMDB amount under this rider. You may avoid an increase in the charge by declining any and all future increases in the Step-Up Death Benefit Amount due to annual step-ups, but you will then no longer be eligible for any further increases of the GMDB to the Step-Up Death Benefit Amount. To opt-out of an increase in the charge, you must notify us in writing, or in any other manner acceptable to us, within 30 days of our notice of the increased rider charge rate.
Investment Restrictions.
In order to have the Combo Death Benefit rider, you must allocate your purchase payments and Contract Value in accordance with the Fund Category requirements described in “Investment Restrictions for Certain Optional Riders” and Appendix A. You may not allocate purchase payments or Contract Value to the Fixed Accumulation Account. You may allocate purchase payments to the Enhanced DCA account and transfer amounts in accordance with the investment restrictions. The Combo Death Benefit rider will be terminated if you cease to comply with the requirements described in “Investment Restrictions for Certain Optional Riders.”
Termination.
You may cancel the Combo Death Benefit rider at any time by providing Notice to us. Otherwise, this rider will terminate if:
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your contract terminates according to its terms;
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your contract reaches the Annuity Payout Date;
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the funds are allocated in a manner that violate the investment restrictions;
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you annuitize your contract;
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the annuitant dies, except in the case of spousal continuation; or
Form 6802

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you transfer or assign your contract, except in the following circumstances:
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the new contract owner or assignee assumes full ownership of the contract and is essentially the same person;
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ownership of an IRA or Roth IRA is being changed from one custodian to another, from the determining life to a custodian, or from a custodian to the determining life; or
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the assignment is for the purpose of effectuating a 1035 exchange of the Contract (i.e. the option may continue during the temporary assignment period and not terminate until the Contract is actually surrendered).
Spousal Continuation.
If your surviving spouse chooses to continue the contract under the spousal continuation option and becomes the sole owner and annuitant, the Combo Death Benefit rider will be continued. Effective the original annuitant’s date of death, the Step-Up Death Benefit Amount, Annual Credit Death Benefit Amount and Annual Credit Calculation Base will be set equal to the greater of (a) Contract Value as of such date of death (after applying any applicable Death Benefit Adjustment) and (b) the respective Step-Up Death Benefit Amount, Annual Credit Death Benefit Amount or Annual Credit Calculation Base as of the original annuitant’s date of death. If your surviving spouse chooses to continue the contract, the charges for this rider will continue. We will only allow one spousal continuation of the Combo Death Benefit rider.
Premium Protection Riders.
In those states where permitted, we offer the Premium Protection death benefit rider (“Premium Protection rider”) at the time the contract is issued. In the future, we may, at our sole option, offer this rider after the contract is issued, in which case it may be added on a contract anniversary. This rider is available only when purchased in conjunction with the GLWB Plus rider described later in this prospectus. If you purchase this rider, you cannot have any other optional living benefit or death benefit rider except the Income Opportunity GLWB, GLWB Plus, or the 8-year guaranteed principal protection rider. You cannot purchase this rider once the annuitant is 76 years old.
Death Benefit.
With the Premium Protection rider, the Death Benefit is the greater of (a) the Contract Value as of the effective date of the Death Benefit Adjustment or (b) the GMDB amount. The initial GMDB amount is equal to your initial purchase payment (excluding extra credits, if applicable). If we allow you to add the rider on a subsequent contract anniversary, the initial GMDB amount will be equal to the then current Contract Value. The GMDB amount is increased for additional purchase payments and decreased dollar for dollar for withdrawals up to your maximum annual withdrawal under your respective GLWB rider, whereas the basic Death Benefit provided for under the contract is reduced on a pro rata basis for withdrawals.
If your surviving spouse chooses to continue the contract under the spousal continuation option and becomes the sole owner and annuitant, the GMDB amount will be set equal to the Contract Value (after the application of any Death Benefit Adjustment) if it is greater than the current GMDB amount.
Please note that withdrawals you take under the GLWB Plus (including maximum annual withdrawals) reduce the GMDB amount under this rider. Therefore, you should carefully consider whether this rider is appropriate for you.
Excess Withdrawals.
When computing the Premium Protection rider Death Benefit, the GMDB amount also is reduced by any excess withdrawals. An excess withdrawal is the amount a withdrawal exceeds the maximum annual withdrawal you may take under the GLWB rider you own. For example, assume the maximum annual withdrawal you may withdraw is $5,000 under your GLWB rider and in one contract year you withdraw $6,000. The $1,000 difference between the $6,000 withdrawn and the $5,000 maximum annual withdrawal limit would be an excess withdrawal. Allowable annual withdrawals begin under the GLWB riders when the annuitant reaches 59½, so any withdrawal before the annuitant is 59½ is an excess withdrawal for the Premium Protection rider as well as for the GLWB riders.
An excess withdrawal will reduce the GMDB amount by the greater of (a) the same percentage the excess withdrawal reduces your Contract Value (i.e. pro-rata) or (b) the dollar amount of the excess withdrawal. For example, assume your GMDB amount is $100,000 at the beginning of the contract year and your maximum annual withdrawal under your
Form 6802

GLWB rider is $5,000. Assume your Contract Value is $90,000 and you withdraw $6,000. First we process that portion of the withdrawal up to your maximum annual withdrawal, which is $5,000. Your GMDB amount decreases to $95,000 and your Contract Value decreases to $85,000. Then we process that portion of the withdrawal in excess of your maximum annual withdrawal under the GLWB rider, which is $1,000. Your GMDB amount will be reduced to $93,882, i.e. $95,000 x (1 — $1,000/$85,000) because the pro-rata reduction of $1,118 is greater than the dollar amount of your $1,000 excess withdrawal. Your Contract Value will be reduced to $84,000.
For another example, assume the same facts above except your Contract Value prior to the withdrawal is $120,000. After we process the maximum annual withdrawal portion of your withdrawal, which is $5,000, your GMDB amount is $95,000 and your Contract Value is $115,000. After we process the portion of your withdrawal in excess of your maximum annual withdrawal, your GMDB amount will be reduced to $94,000 ($95,000 — $1,000) because the dollar for dollar reduction of $1,000 is greater than the pro-rata reduction of $826 ($1,000/$115,000 x $95,000). Your Contract Value will be reduced to $114,000.
Because the allowable annual withdrawals under the GLWB riders begin when the annuitant is 59½, any withdrawal under the contract prior to the annuitant reaching age 59½ is an excess withdrawal under the Premium Protection rider. Since excess withdrawals may reduce your GMDB amount by an amount greater than the dollar value of the withdrawal, any withdrawals you take before the annuitant is 59½ may significantly reduce or eliminate the Death Benefit under this rider.
Rider Charge.
There is an annual charge for the Premium Protection rider for annuitant issue ages through age 70 of 0.10% of your GMDB amount. For annuitant issue ages 71 through 75, there is an annual charge for this rider of 0.25%. We reserve the right to lower the charge for this rider at any contract anniversary. If we do lower the charge for the rider, we reserve the right to increase the charge up to the original charge on any contract anniversary.
On each anniversary the charge for the Premium Protection rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account. We reserve the right to prorate the annual charge for the rider if (i) the annuitant dies, (ii) you surrender the contract, (iii) the rider is terminated due to the termination of your GLWB, or (iv) you annuitize your contract.
Termination.
If you choose the Premium Protection rider, you cannot later discontinue it unless we otherwise agree. This rider will terminate if:
●
your contract terminates according to its terms (unless otherwise provided in this rider);
●
your GMDB amount is reduced to zero;
●
your Contract Value goes to zero because of an excess withdrawal;
●
your GLWB rider terminates;
●
you annuitize your contract;
●
the annuitant dies, except in the case of spousal continuation;
●
you transfer or assign your contract or the benefits under the rider, except in the case of spousal continuation; or
●
you exercise the 8-year guaranteed principal protection rider.
Since you may have the Premium Protection rider only if you have the GLWB Plus rider, any termination of your GLWB rider will automatically terminate the Premium Protection rider as well. If you have purchased the Premium Protection rider and violate the investment restrictions of your GLWB, both the GLWB rider and the Premium Protection rider will be terminated.
Required Minimum Distributions (Qualified Contracts Only).
If you are required to take withdrawals from your contract under the Required Minimum Distribution regulations under the Code, we will allow you to take your Required Minimum Distribution (or “RMD”) for a given year without treating it as an excess withdrawal even if it exceeds your maximum annual withdrawal under your GLWB rider. Please note that RMDs are calculated on a calendar year basis and your maximum annual withdrawal under your GLWB rider is calculated on a contract year basis. Any RMD you take will reduce your GMDB amount dollar for dollar. Any withdrawals in a contract year that exceed your maximum annual withdrawal and your RMD will be considered excess withdrawals. You may withdraw your RMD under this rider without a surrender charge even if your RMD exceeds 10% of your Contract Value.
Form 6802

You will receive RMD treatment on or after January 1 of the first calendar year after your contract was issued. To elect monthly RMD treatment, you must provide Notice to us on or before January 25 of that calendar year and you must elect a monthly payment date on or before the 25th day of the month. If the date you elect is not the end of a Valuation Period (generally, a day when the NYSE is open), we will make the payment on, and as of, the end of the next applicable Valuation Period. If you elect monthly RMD treatment, we will automatically pay you the greater of your RMD or your maximum annual withdrawal on a monthly basis each month. Once you elect monthly RMD treatment, you cannot revoke it. You may elect to not take a monthly withdrawal by providing Notice to us, but you will not be able to take that withdrawal later and still receive RMD treatment for it. If you do later take such withdrawal, the entire withdrawal will be considered an excess withdrawal.
If you die and your spouse elects to continue the contract, your spouse may revoke monthly RMD treatment by providing Notice to us within 30 days of the later of the date of spousal continuation or December 31 of the calendar year in which you died. If your spouse revokes monthly RMD treatment, he or she may elect monthly RMD treatment in the future when he or she is required to take RMDs from the contract. If your spouse continues the contract, is eligible for monthly RMD treatment and does not revoke monthly RMD treatment, he or she will continue to receive monthly RMD treatment with the applicable RMD amount based upon the continuing spouse’s age beginning in the calendar year after you die.
We reserve the right to modify or eliminate RMD treatment if there is any change to the Code or regulations regarding RMDs, including guidance by the Internal Revenue Service. We will provide you 30 days written notice, when practicable, of any modifications to or termination of the RMD treatment with the Premium Protection rider.
Premium Protection (Joint Life).
In those states where permitted, we also offer a joint life version of the Premium Protection rider (“Joint Premium Protection”). The Joint Premium Protection rider is the same as the Premium Protection rider except as described below.
The Joint Premium Protection rider is available only when purchased in conjunction with either the Income Opportunity GLWB (Joint Life) or Joint GLWB Plus described later in this prospectus. If you purchase this rider, you cannot have any other optional living benefit or death benefit rider except the Income Opportunity GLWB (Joint Life), Joint GLWB Plus, or the 8-year guaranteed principal protection rider.
Allowable annual withdrawals begin under the Income Opportunity GLWB (Joint Life) or Joint GLWB Plus rider when the youngest Participating Spouse reaches 59½, so any withdrawal before the youngest Participating Spouse is 59½ (including any RMD) is an excess withdrawal under the terms of the rider. Maximum annual withdrawals under the Income Opportunity GLWB (Joint Life) or Joint GLWB Plus are also based on the age of the youngest Participating Spouse, so the maximum amount you may withdraw annually under the Joint Premium Protection rider will depend on the age of the youngest Participating Spouse and reduce the GMDB amount on a dollar for dollar basis. (Please see the description of the Income Opportunity GLWB (Joint Life) or Joint GLWB Plus later in this prospectus for more details on the youngest Participating Spouse.)
Premium Protection Plus Riders.
In those states where permitted, in the past we offered the Premium Protection Plus death benefit rider (“Premium Protection Plus rider”) at the time the contract was issued. The Premium Protection Plus rider differs from the Premium Protection rider in that a withdrawal that is not an excess withdrawal does not decrease the GMDB amount up to the contract anniversary after the annuitant turns 85, after which time the GMDB amount is decreased for such withdrawals on a dollar for dollar basis, and the GMDB amount may step-up to your Contract Value on the seventh rider anniversary. In the future, we may, at our sole option, offer this rider to existing contracts, in which case it may be added on a contract anniversary. This rider is available only when purchased in conjunction with the GLWB Plus rider described later in this prospectus. If you purchase this rider, you cannot have any other living benefit or death benefit rider except the GLWB Plus, or the 8-year guaranteed principal protection rider. You cannot purchase this rider once the annuitant is 71 years old.
Death Benefit.
With the Premium Protection Plus rider, the Death Benefit is the greater of (a) the Contract Value as of the effective date of the Death Benefit Adjustment or (b) the GMDB amount. The initial GMDB amount is equal to your initial purchase payment (excluding extra credits, if applicable). If we allow you to add the rider on a subsequent contract anniversary, the initial GMDB amount will be equal to the then current Contract Value. The GMDB amount is increased
Form 6802

for additional purchase payments. You may take withdrawals up to your annual maximum annual withdrawal under your respective GLWB rider until the contract anniversary after the annuitant turns 85 without reducing the GMDB amount. Following the contract anniversary after the annuitant turns 85, withdrawals up to your maximum annual withdrawal under your GLWB rider reduce the GMDB amount dollar for dollar.
If your surviving spouse chooses to continue the contract under the spousal continuation option and becomes the sole owner and annuitant, the GMDB amount will be set equal to the Contract Value (after the application of any Death Benefit Adjustment) if it is greater than the current GMDB amount.
The Premium Protection Plus rider provides for a one-time step-up of the GMDB amount on the seventh rider anniversary. If, on the seventh rider anniversary, your Contract Value is greater than the GMDB amount, we will set your GMDB amount equal to your Contract Value.
Excess Withdrawals.
When computing the Premium Protection Plus rider Death Benefit, the GMDB amount is reduced by any excess withdrawals. An excess withdrawal is the amount a withdrawal exceeds the maximum annual withdrawal you may take under the GLWB rider you own. For example, assume the maximum annual withdrawal you may withdraw is $5,000 under your GLWB rider and in one contract year you withdraw $6,000. The $1,000 difference between the $6,000 withdrawn and the $5,000 maximum annual withdrawal limit would be an excess withdrawal. Allowable annual withdrawals begin under the GLWB riders when the annuitant reaches 59½, so any withdrawal before the annuitant is 59½ is an excess withdrawal.
An excess withdrawal will reduce the GMDB amount by the greater of (a) the same percentage the excess withdrawal reduces your Contract Value (i.e. pro-rata) or (b) the dollar amount of the excess withdrawal. For example, assume the annuitant is 65 and your GMDB amount is $100,000 at the beginning of the contract year and your maximum annual withdrawal under your GLWB rider is $5,000. Assume your Contract Value is $90,000 and you withdraw $6,000. First we process that portion of the withdrawal up to your maximum annual withdrawal, which is $5,000. Because the annuitant is less than 85 years old, your GMDB amount is not reduced for that portion of the withdrawal that is equal to your maximum annual withdrawal, $5,000. Your Contract Value decreases to $85,000. Then we process that portion of the withdrawal in excess of your maximum annual withdrawal under your GLWB rider, which is $1,000. Your GMDB amount will be reduced to $98,824, i.e. $100,000 x (1 — $1,000/$85,000) because the pro-rata reduction of $1,176 is greater than the dollar amount of your $1,000 excess withdrawal. Your Contract Value will be reduced to $84,000.
For another example, assume the same facts above except your Contract Value prior to the withdrawal is $120,000. After we process the maximum annual withdrawal portion of your withdrawal, $5,000, your GMDB amount remains $100,000 and your Contract Value is $115,000. After we process the portion of your withdrawal in excess of your maximum annual withdrawal, your GMDB amount will be reduced to $99,000 ($100,000 — $1,000) because the dollar for dollar reduction of $1,000 is greater than the pro-rata reduction of $870 ($1,000/$115,000 x $100,000). Your Contract Value will be reduced to $114,000.
Because the allowable annual withdrawals under the GLWB riders begin when the annuitant is 59½, any withdrawal under the contract prior to the annuitant reaching age 59½ is an excess withdrawal under the Premium Protection Plus rider. Since excess withdrawals may reduce your GMDB amount by an amount greater than the dollar value of your withdrawal, any withdrawals you take before the annuitant is 59½ may significantly reduce or eliminate the Death Benefit under this rider.
Rider Charge.
There is an annual charge for the Premium Protection Plus rider of 0.45% of your GMDB amount. We may increase the charge for this rider on the seventh rider anniversary if your GMDB amount is set equal to your Contract Value. The new charge will be no higher than the then current charge for new issues of the rider or if we are not issuing the rider, a rate we declare, in our sole discretion. We guarantee the new charge will not exceed 0.90%. If we notify you of a charge increase effective upon the step-up on the seventh rider anniversary, you may decline to accept an increase in the charge for the rider by declining the step-up within 30 days in a form acceptable to us.
We reserve the right to lower the charge for this rider at any contract anniversary. If we do lower the charge for the rider, we reserve the right to increase the charge up to the original charge on any contract anniversary.
On each anniversary the charge for the Premium Protection Plus rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account. We reserve the right to prorate the annual charge for the rider if (i) the annuitant dies, (ii) you surrender the contract, (iii) the rider is terminated due to the termination of your GLWB, or (iv) you annuitize your contract.
Form 6802

Termination.
If you choose the Premium Protection Plus rider, you cannot later discontinue it unless we otherwise agree. This rider will terminate if:
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your contract terminates according to its terms (unless otherwise provided in this rider);
●
your GMDB amount is reduced to zero;
●
your Contract Value goes to zero because of an excess withdrawal;
●
you enter the Lifetime Annuity Period under your GLWB rider because your Contract Value is reduced to zero (other than by an excess withdrawal);
●
your GLWB rider terminates;
●
you annuitize your contract;
●
the annuitant dies, except in the case of spousal continuation;
●
you transfer or assign your contract or the benefits under the rider, except in the case of spousal continuation; or
●
you exercise the 8-year guaranteed principal protection rider.
Since you may have the Premium Protection Plus rider only if you have the GLWB Plus rider, any termination of your GLWB rider will automatically terminate the Premium Protection Plus rider as well. If you have purchased the Premium Protection Plus rider and violate the investment restrictions of your GLWB, both the GLWB rider and the Premium Protection Plus rider will be terminated.
Required Minimum Distributions (Qualified Contracts Only).
If you are required to take withdrawals from your contract under the Required Minimum Distribution regulations under the Code, we will allow you to take your Required Minimum Distribution (or “RMD”) for a given year without treating it as an excess withdrawal even if it exceeds your maximum annual withdrawal under your GLWB rider. Please note that RMDs are calculated on a calendar year basis and your maximum annual withdrawal under your GLWB rider is calculated on a contract year basis. Any RMD you take until the contract anniversary after the annuitant is 85 years old will not reduce the GMDB amount. Any RMD you take following the contract anniversary after the annuitant is 85 will reduce your GMDB amount dollar for dollar. Any withdrawals in a contract year that exceed your maximum annual withdrawal and your RMD will be considered excess withdrawals. You may withdraw your RMD under this rider without a surrender charge even if your RMD exceeds 10% of your Contract Value.
You will receive RMD treatment on or after January 1 of the first calendar year after your contract was issued. To elect monthly RMD treatment, you must provide Notice to us on or before January 25 of that calendar year and you must elect a monthly payment date on or before the 25th day of the month. If the date you elect is not the end of a Valuation Period (generally, a day when the NYSE is open), we will make the payment on, and as of, the end of the next applicable Valuation Period. If you elect monthly RMD treatment, we will pay you the greater of your RMD or your maximum annual withdrawal on a monthly basis each month. Once you elect monthly RMD treatment, you cannot revoke it. You may elect to not take a monthly withdrawal by providing Notice to us, but you will not be able to take that withdrawal later and still receive RMD treatment for it. If you do later take such withdrawal, it will be considered an excess withdrawal.
If you die and your spouse elects to continue the contract, your spouse may revoke monthly RMD treatment by providing Notice to us within 30 days of the later of the date of spousal continuation or December 31 of the calendar year in which you died. If your spouse revokes monthly RMD treatment, he or she may elect monthly RMD treatment in the future when he or she is required to take RMDs from the contract. If your spouse continues the contract, is eligible for monthly RMD treatment and does not revoke monthly RMD treatment, he or she will continue to receive monthly RMD treatment with the applicable RMD amount based upon the continuing spouse’s age beginning in the calendar year after you die.
We reserve the right to modify or eliminate RMD treatment if there is any change to the Code or regulations regarding RMDs, including guidance by the Internal Revenue Service. We will provide you 30 days written notice, when practicable, of any modifications to or termination of the RMD treatment with the Premium Protection rider.
Premium Protection Plus (Joint Life).
In those states where permitted, in the past we also offered a joint life version of the Premium Protection Plus rider (“Joint Premium Protection Plus”). The Joint Premium Protection Plus rider is the same as the Premium Protection Plus rider except as described below.
Form 6802

The Joint Premium Protection Plus rider is available only when purchased in conjunction with the Joint GLWB Plus described later in this prospectus. If you purchase this rider, you cannot have any other rider except the Joint GLWB Plus, a deferral credit rider or the 8-year guaranteed principal protection rider.
Allowable annual withdrawals begin under the Joint GLWB Plus rider when the youngest Participating Spouse reaches 59½, so any withdrawal before the youngest Participating Spouse is 59½ (including any RMD) is an excess withdrawal. Maximum annual withdrawals under the Joint GLWB Plus are also based on the age of the youngest Participating Spouse, so the maximum amount you may withdraw under the Joint Premium Protection Plus rider will depend on the age of the youngest Participating Spouse. You are not eligible for RMD treatment with the Joint Premium Protection Plus rider until the youngest Participating Spouse is 59½ years old. (Please see the description of the Joint GLWB Plus later in this prospectus for more details on the Participating Spouse.)
5% GMDBR80 Plus.
In those states where permitted, in the past we offered the 5% GMDBR80 Plus at the time the contract was issued. You cannot purchase this rider once the annuitant is 76 years old.
With the 5% GMDBR80 Plus, the death benefit is the greater of (a) the Contract Value as of the effective date of the Death Benefit Adjustment or (b) the GMDB amount. The initial GMDB amount is total net purchase payments made when you purchase the contract and within the first three months after the contract is issued. The GMDB amount is adjusted for withdrawals from the contract as described below and is increased by (i) additional purchase payments and (ii) an increase for each valuation period, until the annuitant attains age 80, at an effective annual rate of 5% for values in variable portfolios (other than the Fidelity® VIP Government Money Market Portfolio). Values in the Fidelity® VIP Government Money Market Portfolio or the Fixed Accumulation Account will accumulate at the lesser of 5% or the rate being credited to the Fidelity® VIP Government Money Market Portfolio or the Fixed Accumulation Account on those days in which the values are so allocated. During the free look period, a different rate may apply in certain states. The total death benefit amount with 5% GMDBR80 Plus shall not exceed two times your total net purchase payments, adjusted for withdrawals.
Any withdrawals in a contract year equal to or less than 5% of the GMDB amount as of the beginning of that year will reduce the GMDB amount and the maximum death benefit amount by the amount of such withdrawals. Any withdrawals in a contract year in excess of 5% of the GMDB amount as of the beginning of that year will reduce the GMDB and maximum death benefit amounts pro rata. In other words, under the pro rata adjustment, the guaranteed minimum death benefit amount and the maximum death benefit amount will both be reduced by the same percentage that the Contract Value was reduced because of the withdrawal in excess of 5%. There is an additional annual charge for this option of 0.45% of the 5% GMDBR80 Plus amount. On each anniversary the charge for the rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account.
Gain Enhancement Benefit.
In those states where permitted, we offer Gain Enhancement Benefit (“GEB”) riders at the time the contract is issued. You cannot purchase these riders once the annuitant is 76 years old. This benefit will never exceed $1,000,000. With the GEB option, the following amount will be added to any other amount payable upon the annuitant’s death:
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25% of the lesser of (a) two times net purchase payments less pro rata withdrawals or (b) the total Contract Value on the date of death minus net purchase payments less pro rata withdrawals; or
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40% of the lesser of (a) two and a half times net purchase payments less pro rata withdrawals, or (b) the total Contract Value on the date of death minus net purchase payments less pro rata withdrawals. This is the GEB “Plus.”
For the regular GEB option, there is an additional annual charge of 0.15% of the Contract Value (or 0.30% if the annuitant is age 71 to 75 when your contract is issued). If you choose the GEB “Plus,” the charge is 0.30% of the Contract Value (or 0.60% for issue ages 71 to 75). On each anniversary the charge for the rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account. After the contract has been in effect for 6 months, any purchase payments made within 6 months before the date of death will not be included for calculating the amount of this benefit. You may choose GEB in addition to one of the other death benefit options. If you choose GEB, you cannot later discontinue it. That means even if the GEB will be of no further benefit to you, you will continue to be charged for it.
Form 6802

Death Benefit Examples
Please see Appendix B for examples of how the various death benefits work.
Form 6802

Annuity Period
Annuity Payout Date
Annuity payments begin on the annuity payout date. You may select this date when the contract is issued. It must be at least 30 days after the contract date. You may change it at any time by providing Notice to us prior to the earlier of (i) the annuitant’s death or (ii) the annuity payout date. Generally, for contracts applied for on or after May 1, 2016, the contract restricts the annuity payout date to not later than the contract anniversary following the annuitant’s 95th birthday. For contracts applied for before May 1, 2016, the contract restricts the annuity payout date to not later than the first of the month following the annuitant’s 90th birthday. Variations in the annuity payout date apply based on state of issue and application or issue date. Contact us or your registered representative for more information. This restriction may be modified by applicable state law, or we may agree to waive it or to allow the annuitant to defer receiving annuity payments. If you choose to defer receiving annuity payments, unless a rider provides otherwise, your contract will no longer qualify for any guaranteed living benefit or the Death Benefit Adjustment upon the death of the Annuitant.
The contracts include our guarantee that we will pay annuity payments for the lifetime of the annuitant (and any joint annuitant) in accordance with the contract’s annuity rates, no matter how long you live.
Once annuity payments begin, you may not surrender the contract for cash except that, upon the death of the annuitant, we may permit the beneficiary, at our sole discretion, to surrender the contract for the commuted value of any remaining period-certain payments.
Annuity Options
You may elect one or more of the following annuity options. You may change the election any time before the annuity payout date. The variable part of the Contract Value will be used to provide a variable annuity and the fixed portion of the contract will be used to provide a fixed annuity, unless you elect otherwise.
Option 1(a):
Life Annuity with installment payments for the lifetime of the annuitant. (The contract has no more value after the annuitant’s death). Under this annuity option, it is possible to receive only one annuity payment.

Option 1(b):	Life Annuity with installment payments guaranteed for five years and then continuing during the remaining lifetime of the annuitant.
Option 1(c):	Life Annuity with installment payments guaranteed for ten years and then continuing during the remaining lifetime of the annuitant.
Option 1(d):
Installment Refund Life Annuity with payments guaranteed for a period certain and then continuing during the remaining lifetime of the annuitant. The number of period-certain payments is equal to the amount applied under this option divided by the amount of the first payment.

Option 2(a):
Joint & Survivor Life Annuity with installment payments during the lifetime of the annuitant and then continuing during the lifetime of a contingent annuitant. (The contract has no more value after the second annuitant’s death.) Under this annuity option, it is possible to receive only one annuity payment.

Option 2(b):	Joint & Survivor Life Annuity with installment payments guaranteed for ten years and then continuing during the remaining lifetime of the annuitant or a contingent annuitant.
We may agree to other settlement options.
Unless you direct otherwise, we will apply the Contract Value as of the annuity payout date to provide annuity payments pro-rata from each Fund in the same proportion as the Contract Values immediately before the annuity payout date.
Generally, for contracts applied for on or after May 1, 2016, if no election is in effect on the annuity payout date and the contract is a tax-qualified contract, we will apply Contract Value under Option 1(b) with the beneficiary as payee for any remaining period-certain installments payable after the death of the annuitant. If no election is in effect on the annuity payout date and the contract is not a tax-qualified contract, we will apply Contract Value under Option 1(c) with the
Form 6802

beneficiary as payee for any remaining period-certain installments payable after the death of the annuitant. For contracts applied for before May 1, 2016, if no election is in effect on the annuity payout date, we will apply Contract Value under Option 1(c) with the beneficiary as payee for any remaining period-certain installments payable after the death of the annuitant. Variations apply based on state of issue and application or issue date. Contact us or your registered representative for more information. The Pension Reform Act of 1974 might require certain contracts to provide a Joint and Survivor Annuity. If the contingent annuitant is not related to the annuitant, Options 2(a) and 2(b) are available only if we agree.
Determination of Amount of the First Variable Annuity Payment
To determine the first variable annuity payment we apply the Contract Value for each Fund in accordance with the contract’s settlement option tables. We divide the account value by $1,000 and then multiply the result by the applicable factor in the contract’s settlement option tables. The rates in those tables depend upon the annuitant’s (and any contingent annuitant’s) age and sex and the option selected. The annuitant’s sex is not a factor in contracts issued to plans sponsored by employers subject to Title VII of the Civil Rights Act of 1964 or similar state statutes. We determine the value to be applied at the end of a valuation period (selected by us and uniformly applied) not more than 10 valuation periods before the annuity payout date.
If the amount that would be applied under an option is less than $5,000, we will pay the Contract Value to the annuitant in a single sum. If the first periodic payment under any option would be less than $25 , we may change the frequency of payments so that the first payment is at least $25 .
Annuity Units and Variable Payments
After your first annuity payment, later variable annuity payments will vary to reflect the investment performance of your Funds. The amount of each payment depends on the number of your annuity units. To determine the number of annuity units for each Fund, divide the dollar amount of the first annuity payment from each Fund by the value of that Fund’s annuity unit. This number of annuity units remains constant during the annuity payment period unless you transfer among Funds.
We set the annuity unit value for each Fund for the valuation period when the first variable annuity was calculated for these contracts. The annuity unit value for each later valuation period equals the annuity unit value for the immediately preceding valuation period multiplied by the net investment factor for such later valuation period and by a factor (0.999919 for a one-day valuation period) to neutralize an assumed interest rate of 3%. A higher interest assumption would mean a higher initial annuity payment but a more slowly rising series of subsequent annuity payments if annuity unit values were increasing (or a more rapidly falling series of subsequent annuity payments if annuity unit values were decreasing). A lower interest assumption would have the opposite effect. If the actual net investment rate were equal to the assumed interest rate, annuity payments would stay level.
The dollar amount of each later variable annuity payment equals your constant number of annuity units for each Fund multiplied by the value of the annuity unit for the valuation period.
Transfers During Annuity Payout
After annuity payments have been made for at least 12 months, the annuitant can change the Funds on which variable annuity payments are based. There is no transfer fee during annuity payout. Transfers may not be made between guaranteed and variable accounts during annuity payout. You may change the underlying Funds by providing Notice to us in writing at our home Office. Upon receipt of your request, we will change that portion of the periodic variable annuity payment as you direct to reflect the investment results of different Funds. To do this, we convert the number of annuity units being changed to the number of annuity units of the Funds to which you are changing. If an annuity payment is already in process at the time we receive your request to change the Fund allocations, the change will not be reflected in your next annuity payment. It will be reflected in the payment received thereafter.
Form 6802

Optional Living Benefit Riders
Optional Guaranteed Principal Protection (“GPP”)
In those states where permitted, we offer the GPP (2012) rider when you apply for the contract. We may, at our sole option, also offer the GPP (2012) rider to existing contracts, in which case it may be added on a contract anniversary, if the annuitant is then under age 80. GPP (2012) is not available when your contract includes any GLWB rider.
If you continue the GPP (2012) rider until the end of its 10-year term, and do not make any withdrawals, we guarantee that your eligible Contract Value will not be less than it was at the beginning of the 10-year term. On the last day of the 10-year term, we will add an amount to your total Contract Value to increase it to the “guaranteed principal amount” if the eligible Contract Value at the end of the 10-year term is less than the guaranteed principal amount. The guaranteed principal amount is the Contract Value:
(a)
as of the first day of the rider’s term or
(b)
the amount in (a) plus the total of any purchase payments made in the first 6 months if the rider was included in the contract when you purchased the contract,
(c)
reduced pro rata for any withdrawals you made.
Contract Value attributable to purchase payments made after the rider is added (or after the first 6 months if the rider is included when the contract was issued) are not included in the guaranteed principal amount and do not count as part of your eligible Contract Value at the end of the term for purposes of determining the benefit amount.
Any guarantees under the contract that exceed the value of your interest in the separate account VAA, such as those associated with the GPP (2012), are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of your interest in the VAA are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations.
Effective March 3, 2017, in order to have the GPP (2012) rider, you must allocate your purchase payments and Contract Value in accordance with the Fund Category requirements described in “Investment Restrictions for Certain Optional Riders” and Appendix A. If you purchased the GPP (2012) rider prior to March 3, 2017, these revised requirements will only apply to you if you make additional purchase payments or transfer requests. You may not allocate purchase payments or Contract Value to the Fixed Accumulation Account. You may allocate purchase payments to the Enhanced DCA account and transfer amounts in accordance with the investment restrictions. If you cease to comply with the requirements described in “Investment Restrictions for Certain Optional Riders,” we will terminate your GPP (2012) rider. If the rider is so terminated, a prorated annual rider charge will be assessed.
You may elect to terminate the GPP (2012) rider as of any contract anniversary by notifying us before that anniversary. Termination of the GPP (2012) rider does not affect any other contract features.
The charge for the GPP (2012) rider is made on each contract anniversary at the rate of 0.65% of the average of your guaranteed principal amount at the beginning and the end of each contract year(0.45% for riders applied for before November 16, 2015). On each anniversary the charge for the rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account. We may increase the charge for the GPP (2012) on any contract anniversary that you reset the rider. That means if you never reset your GPP (2012), we will not increase your charge. The new charge will be no higher than the then current charge for new issues of this rider or if we are not issuing this rider, a rate we declare, in our sole discretion. We guarantee the new charge will not exceed 1.30% of the average of your guaranteed principal amount at the beginning and the end of each contract year(0.90% for riders applied for before November 16, 2015). This charge will discontinue if the GPP (2012) rider is terminated.
At the end of the 10-year term, you may reset the rider for another 10-year term if the annuitant is then under age 80. The guaranteed principal amount under the new GPP (2012) 10-year term will be your total Contract Value as of the end of the 10-year term then ended, including any amount we then add pursuant to the earlier GPP (2012) 10-year term, subject to adjustment for any withdrawals. You may also reset the GPP (2012) rider’s guaranteed principal amount at the current Contract Value on any contract anniversary after the rider has been in effect for at least 5 years (if the annuitant is then under age 80). This starts a new 10-year rider term. If the annuitant dies during the 10-year term, and his or her spouse continues the contract, the GPP rider may also be continued.
Form 6802

See Appendix C for an example of how the GPP (2012) works.
Optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Riders
This section describes the optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”) riders that we offer. Not all of the riders may be available in all states. You may only have one of the GLWB riders on your contract.
Subject to the conditions described below, the GLWB riders provide a guaranteed level of withdrawals from your contract in each contract year for the lifetime of the annuitant beginning when the annuitant is age 59 1∕2. The GLWB riders may help protect you from the risk that you may outlive your income.
Income Opportunity GLWB
We currently offer the Income Opportunity GLWB rider when you apply for the contract. You may not purchase the Income Opportunity GLWB rider if you have any optional rider, other than the Premium Protection death benefit or annual stepped-up death benefit rider. You may not purchase the rider if the annuitant is younger than 50 years old or once the annuitant is 86 years old. If the Income Opportunity GLWB is available in your state, you may not purchase the GLWB Plus.
Any guarantees under the contract that exceed the value of your interest in the separate account VAA, such as guarantees associated with the Income Opportunity GLWB rider, are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of your interest in the VAA are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other policyholder obligations.
With the Income Opportunity GLWB rider, you may take annual withdrawals up to a maximum amount regardless of your Contract Value and without a surrender charge. The maximum annual withdrawals you may take are determined by applying a percentage to a value we refer to as the GLWB base. The percentage you may take is set at the time of your first withdrawal under the rider and is based on the annuitant’s age bracket. The higher the annuitant’s age bracket at the time of the first withdrawal, the larger the allowable withdrawal percentage will be. Unlike the GLWB base, the percentage can only change in limited circumstances. The GLWB base, which is described below, is recalculated at least annually, so the maximum annual withdrawals you may take can change every contract year. Certain of your actions can increase or decrease the GLWB base, which would affect your maximum annual withdrawals. These actions include making additional purchase payments, not taking withdrawals, taking withdrawals before age 59 1∕2 or taking more than the maximum annual withdrawals.
GLWB base.
The initial GLWB base is equal to your initial net purchase payment (excluding any extra credits, if applicable) if the rider is added when the contract is issued. The GLWB base is increased dollar for dollar by additional purchase payments when made and decreased for “excess withdrawals” as described below. Withdrawals that do not exceed the maximum annual withdrawals allowed under this rider will not decrease the GLWB base but will decrease your Contract Value, the Death Benefit under your contract, and the optional annual stepped-up death benefit or Premium Protection death benefit rider. We reserve the right to limit or not allow additional purchase payments to contracts with the Income Opportunity GLWB.
On each contract anniversary, the GLWB base is reset to the greatest of (a) the GLWB base as of the date it was previously calculated, (b) the then-current Contract Value, after deducting any applicable charges for the contract or any rider you have, or (c) the “annual credit base” described below. If you opt out of an increase in the rider’s charge as described in “Rider Charge” below, you may no longer be eligible for any resets of the GLWB base to the step-up base.
The GLWB base is used solely for the purpose of calculating benefits under the Income Opportunity GLWB rider. It does not provide a Contract Value or guarantee performance of any investment option.
Annual credit base.
With the Income Opportunity GLWB, there is a ten-year period called the “annual credit period” that begins on the date the rider is issued. During the annual credit period, you may be eligible for the annual credit base, which provides a simple interest credit to your GLWB base for each year you do not take any withdrawals. The simple interest is referred to as an annual credit. Please see Appendix D for annual credit rates for previously sold Income Opportunity GLWB riders. If the riders are currently available for sale, annual credit rates applicable to new sales will be shown in a Rate Sheet Supplement.
Form 6802

You will start a new ten-year annual credit period on each contract anniversary the GLWB base is set equal to the then current Contract Value, after deducting any applicable charges for the contract or any rider you have. If your GLWB base is not set equal to the Contract Value described above, you will not start a new ten-year annual credit period. If you take a withdrawal from your contract during the annual credit period, you will not be eligible for any annual credit for the year in which you took the withdrawal.
The annual credit base on a rider anniversary is equal to:
(a)
the GLWB base as of the date it was last recalculated, plus
(b)
an amount equal to the annual credit rate multiplied by the Annual Credit Calculation Base.
The Annual Credit Calculation Base is the amount to which the annual credit rate is applied. The Annual Credit Calculation Base is equal to the GLWB base at the beginning of the annual credit period, increased for any additional net purchase payments (excluding any extra credits, if applicable) made since the beginning of the annual credit period. If the GLWB base is adjusted due to an excess withdrawal and is less than the Annual Credit Calculation Base, the Annual Credit Calculation Base will be lowered to the GLWB base at that time.
Excess withdrawals.
The GLWB base is reduced by any excess withdrawals. An excess withdrawal is the amount by which a withdrawal exceeds the maximum annual withdrawal under this rider. For example, assume the maximum annual withdrawal you may withdraw is $5,000 under the Income Opportunity GLWB rider and in one contract year you withdraw $6,000. The $1,000 difference between the $6,000 withdrawn and the $5,000 maximum annual withdrawal limit would be an excess withdrawal. An excess withdrawal will reduce your GLWB base by the greater of (a) the same percentage the excess withdrawal reduces your Contract Value (i.e. pro-rata) or (b) the dollar amount of the excess withdrawal.
Example of pro-rata reduction with a $1,000 excess withdrawal
Assume the following:
●GLWB base: $100,000 (at the beginning of the contract year) ●MAW Rate: 5% ($5,000 maximum annual withdrawal) ●Withdrawal amount: $6,000
Further assume your Contract Value is $90,000 prior to the withdrawal. First we process that portion of the withdrawal up to your maximum annual withdrawal, which is $5,000. Your GLWB base remains $100,000 and your Contract Value decreases to $85,000. Then we process that portion of the withdrawal in excess of your maximum annual withdrawal, which is $1,000. Because you have already taken your maximum annual withdrawal, the $1,000 withdrawal will reduce the GLWB base. Your GLWB base will be reduced to
$98,824, i.e. $100,000 x (1 — $1,000/$85,000) because the pro-rata reduction of $1,176 is greater than the dollar amount of your $1,000 excess withdrawal. Your Contract Value will be reduced to $84,000.

Example of a dollar for dollar reduction with a $1,000 excess withdrawal
Assume the same facts above except your Contract Value prior to the withdrawal is $120,000. After we process the maximum annual withdrawal portion of your withdrawal, $5,000, your GLWB base remains
$100,000 and your Contract Value is $115,000. After we process the portion of your withdrawal in excess of your maximum annual withdrawal, your GLWB base will be reduced to $99,000 ($100,000 — $1,000)
because the dollar for dollar reduction of $1,000 is greater than the pro-rata reduction of $870
($1,000/$115,000 x $100,000). Your Contract Value will be reduced to $114,000.

Because the allowable annual withdrawals under the Income Opportunity GLWB rider begin when the annuitant is 59 1∕2, any withdrawal under the contract prior to the annuitant reaching age 59 1∕2 is an excess withdrawal. Since excess withdrawals reduce your GLWB base by the greater of pro-rata or the dollar amount of the excess withdrawal, any withdrawals you take before the annuitant is 59 1∕2 may significantly reduce or eliminate the lifetime maximum annual withdrawals under this rider.
Maximum Annual Withdrawals.
The maximum amount you may withdraw in a contract year under the Income Opportunity GLWB rider without reducing your GLWB base is based upon the annuitant’s age when withdrawals begin. For Income Opportunity GLWB riders, the maximum amount you may withdraw in a contract year under the Income Opportunity GLWB rider is equal
Form 6802

to the withdrawal percentages (known as the “MAW Rate”) multiplied by the GLWB base. MAW Rates are shown in Appendix D for previously sold Income Opportunity GLWB riders. If the riders are currently available for sale, MAW rates applicable to new sales will be shown in a Rate Sheet Supplement.
After you start taking withdrawals, the maximum percentage you may withdraw will not automatically increase to a higher percentage when the annuitant reaches a higher age bracket. Your maximum withdrawal percentage will only increase, based on the annuitant’s then current age, on any contract anniversary on which the GLWB base has been increased to the then current Contract Value as described under “GLWB base.” If you opt out of an increase in the rider’s charge as described in “Rider Charge” below, you may no longer be eligible for any step-ups of the GLWB base to the Contract Value. In that case, you will also no longer be eligible for any increases in the maximum annual withdrawal percentages based on the annuitant’s age. Additionally, opting out of an increase in the rider charge may also result in your current maximum annual withdrawal percentage being reduced, up to a maximum of 1.00%.
Any withdrawal you take before the annuitant is 59 1∕2 is an excess withdrawal and reduces the GLWB base by the greater of the pro-rata or dollar amount of the excess withdrawal. It does not affect the maximum percentage you may withdraw once you take your first withdrawal after the annuitant is 59 1∕2.
You may withdraw the maximum annual withdrawal amount under the rider without a surrender charge even if the maximum annual withdrawal amount exceeds 10% of your Contract Value. We reserve the right to charge a withdrawal fee of up to the lesser of 2% of the amount withdrawn or $15 per withdrawal for withdrawals in excess of 14 in a contract year. We are not currently charging this fee. If charged, this fee would be assessed against your Contract Value and would not affect the amount you withdraw at that time.
Withdrawals under the Income Opportunity GLWB will be deducted pro-rata from the investment options you have selected.
Please note that if you have the annual stepped-up death benefit, any withdrawals you take under the Income Opportunity GLWB (including maximum annual withdrawals) reduce the death benefit pro-rata. If you have the Premium Protection death benefit, any withdrawals you take under the Income Opportunity GLWB reduce the death benefit dollar for dollar up to the maximum annual withdrawal and pro-rata for amounts in excess of the maximum annual withdrawal. Therefore, you should carefully consider whether these riders are appropriate for you.
Rate Sheet Supplement.
As applicable, we declare the current annual credit rate, MAW Rates, rider charge and investment restrictions Category and individual investment options minimums and maximums in a Rate Sheet Supplement to this prospectus. Rate Sheet Supplements disclose the rates applicable to applications signed on or after a specific date. The rates applicable to a contract at the time of purchase are set forth on your contract specifications page. We may declare higher or lower rates in future Rate Sheet Supplements. The terms of a Rate Sheet Supplement with no specified end date may not be amended unless we provide at least 10 business days prior written notice. Please contact us at 888.925.6446 or your registered representative for the current and any proposed Rate Sheet Supplements. You may also obtain them online at augustarfinancial.com/variableproducts or at the SEC’s website (www.sec.gov) by searching File Number 333-182249. Prior rates will be disclosed in an appendix to this prospectus or the statement of additional information.
In order to receive the annual credit rate, MAW rates, rider charge and investment restrictions Category and individual investment options minimums and maximums described in a Rate Sheet Supplement, your contract must be applied for within the time period stated in the Rate Sheet Supplement, and we must receive your application in good order within 15 days from the date you apply for the contract. Additionally, we must receive your initial purchase payment within 60 days from the date we receive your application in good order. If these conditions are not met and you wish to proceed with purchasing the contract, we may require additional paperwork to issue the contract with the applicable rates in effect at that time. Under certain circumstances, we may waive these conditions or extend these time periods in a nondiscriminatory manner.
Please see Appendix D for rates for previously sold Income Opportunity GLWB riders.
Example.
Please see Appendix E for a detailed example of how the annual credit base and withdrawals work with the Income Opportunity GLWB.
Lifetime Annuity Period.
During the Lifetime Annuity Period, we will pay you monthly payments in an annual amount equal to the then current maximum annual withdrawal amount you may take under the Income Opportunity GLWB rider for the lifetime of the annuitant. Once you enter the Lifetime Annuity Period, we will not accept any additional purchase payments and you
Form 6802

will no longer be eligible for any further increases in the GLWB base. Furthermore, except for the Premium Protection death benefit rider which continues if you enter the Lifetime Annuity Period and the rider value is greater than zero, the contract will only provide the benefits under the Income Opportunity GLWB rider.
You will enter the “Lifetime Annuity Period” when (a) the annuitant is at least 59 1∕2 years old and (b) the earlier of (i) the day your Contract Value goes to zero other than because of an excess withdrawal (such as due to a decline in market value or an allowable withdrawal) or (ii) the contract anniversary immediately following the annuitant’s 95th birthday.
When you enter the Lifetime Annuity Period, we will immediately make a payment to you equal to the excess, if any, of your maximum annual withdrawal over the total withdrawals you have taken during that contract year. If you were taking systematic withdrawals, your payments will continue until you have reached your maximum annual withdrawal for the contract year. If the total of withdrawals previously taken and those scheduled to be taken under a continuing systematic payment do not exhaust the maximum annual withdrawal for the contract year, upon entering the Lifetime Annuity Period, we will immediately make a payment to you equal to the excess of your maximum annual withdrawal over the total of withdrawals taken and scheduled. Then, you will begin receiving the lifetime annuity on the first day of the month following the first contract anniversary in the Lifetime Annuity Period.
If your Contract Value goes to zero other than because of an excess withdrawal before the annuitant is 59 1∕2 years old, the Lifetime Annuity Period is deferred until the annuitant reaches age 59 1∕2. In determining whether your Contract Value goes to zero because of an excess withdrawal, we will first calculate your Contract Value for that valuation period and then determine the effect of an excess withdrawal on your Contract Value. If a decline in market value and the then allowable withdrawal reduce your Contract Value to zero on a day you requested an excess withdrawal, we will not pay you the excess withdrawal since you do not have any Contract Value left based upon the non-excess portion of your requested withdrawal. You will, however, still be eligible to enter the Lifetime Annuity Period. If the excess withdrawal reduces your Contract Value to zero, you will not be eligible to enter the Lifetime Annuity Period and your rider will terminate. You should carefully consider any withdrawal that may totally deplete your Contract Value and should talk to your registered representative to determine whether the withdrawal would be appropriate for you.
Example of the effect on the Lifetime Annuity Period of a withdrawal and decline in Contract Value
Assume the following:
●Maximum annual withdrawal: $5,000 ●Withdrawal amount: $6,000 ●Decline in Contract Value due to the market: $500 (on the day you request the withdrawal)
Further assume your Contract Value is $5,500. We first process the change in Contract Value due to the market and the allowable withdrawal, which reduces your Contract Value to zero ($5,500 — $500 market decline — $5,000 allowable withdrawal). You cannot take the $1,000 excess withdrawal since your
Contract Value is zero, but you will be eligible to enter the Lifetime Annuity Period and receive monthly payments equal to one-twelfth of your current maximum annual withdrawal.

Assume the same facts above except your Contract Value is $6,000. We first process the change in Contract
Value due to the market and the allowable withdrawal, which reduces your Contract Value to $500 ($6,000
— $500 market decline — $5,000 allowable withdrawal). We then process the excess withdrawal. Since your Contract Value is $500, you may only take another $500.Because the $500 is an excess withdrawal, we will assess a surrender charge, if applicable, against that amount and you would receive less than the additional $500. The excess withdrawal reduces your Contract Value to zero; therefore, you will not be eligible to enter the Lifetime Annuity Period.

If you elect the lifetime annuity payout option and there is Contract Value remaining in your annuity, you should ask us about the alternative immediate fixed annuity options that we might have generally available for sale at that time. It is possible that one of those alternative fixed annuity options might pay you a higher stream of income or otherwise better fit your circumstances and needs. We will be happy to provide you with whichever immediate fixed annuity option you choose.
You should consult with your registered representative to determine which payout option is best for you.
Rider Charge.
If you choose the Income Opportunity GLWB rider, we will deduct from your Contract Value an annual charge. The current charge for the rider is shown in Appendix D for previously sold Income Opportunity GLWB riders. If the riders are currently available for sale, rider charge rates applicable to new sales will be shown in a Rate Sheet Supplement. The charge for the Income Opportunity GLWB rider ends when you begin the Lifetime Annuity Period or the rider terminates. (See “Termination” below.)
Form 6802

We may increase the charge for the Income Opportunity GLWB rider on any contract anniversary once your rider reaches the third anniversary. For the Income Opportunity GLWB, we guarantee the charge will not exceed 2.50% of the GLWB base. You may opt-out of an increase in the charge by notifying us in writing, or in any other manner acceptable to us, within 30 days of the contract anniversary. If you do opt-out, your rider will continue but one or more of the following may occur: (i) your MAW Rate will be reduced by an amount determined by us, up to a maximum of 1.00%, (ii) you will lose all future annual step-ups, or (iii) you will no longer be eligible for increases in your MAW Rate due to a step-up of the GLWB base to the then current Contract Value. We will specify which will occur in the prior written notice we send you setting forth the new charge rate and effective date of the increase. If you opt-out of the charge increase, your annual rider charge will continue to be assessed at the same rate that is in effect prior to the notice of the increase.
We reserve the right to lower the charge for the Income Opportunity GLWB rider at any contract anniversary. If we do lower the charge for the rider, we reserve the right to increase the charge up to the original charge on any contract anniversary.
On each anniversary the charge for your GLWB rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the Enhanced DCA account. We reserve the right to prorate the annual charge for the rider if the rider is terminated for any reason.
Investment Restrictions.
In order to have the Income Opportunity GLWB rider, you must allocate your purchase payments and Contract Value in accordance with the Fund Category requirements described in “Investment Restrictions for Certain Optional Riders” and Appendix A and the Category and individual investment options minimums and maximums. The current minimums and maximums are disclosed in Appendix D for previously sold Income Opportunity GLWB riders. If the riders are currently available for sale, minimums and maximums applicable to new sales will be shown in a Rate Sheet Supplement.
You may not allocate purchase payments or Contract Value to the Fixed Accumulation Account. You may allocate purchase payments to the Enhanced DCA account and transfer amounts in accordance with the investment restrictions. If you cease to comply with the requirements described in “Investment Restrictions for Certain Optional Riders” and Appendix A, your Income Opportunity GLWB rider will terminate. If the rider is so terminated, a prorated annual rider charge will be assessed.
Required Minimum Distributions (Qualified Contracts Only).
If you are required to take withdrawals from your contract under the Required Minimum Distribution regulations under the Code, we will allow you to take your Required Minimum Distribution (or “RMD”) for a given year even if it exceeds your maximum annual withdrawal under the Income Opportunity GLWB rider without it affecting your GLWB base. Please note that RMDs are calculated on a calendar year basis and your maximum annual withdrawal under your GLWB rider is calculated on a contract year basis. Any withdrawals in a contract year that exceed your maximum annual withdrawal and your RMD will be considered excess withdrawals and will reduce the GLWB base. You may withdraw your RMD under this rider without a surrender charge even if your RMD exceeds 10% of your Contract Value.
You will receive RMD treatment on or after January 1 of the first calendar year after your contract was issued. To elect monthly RMD treatment, you must provide Notice to us on or before January 25 of that calendar year and you must elect a monthly payment date on or before the 25th day of the month. If the date you elect is not the end of a Valuation Period (generally, a day when the NYSE is open), we will make the payment on, and as of, the end of the next applicable Valuation Period. If you elect monthly RMD treatment, we will automatically pay you the greater of your RMD or your maximum annual withdrawal on a monthly basis each month. Once you elect monthly RMD treatment, you cannot revoke it. You may elect to not take a monthly withdrawal by providing Notice to us, but you will not be able to take that withdrawal later and still receive RMD treatment for it. If you do later take such withdrawal, the entire withdrawal will be considered an excess withdrawal.
If you die and your spouse elects to continue the contract, your spouse may revoke monthly RMD treatment by providing Notice to us within 30 days of the later of the date of spousal continuation or December 31 of the calendar year in which you died. If your spouse revokes monthly RMD treatment, he or she may elect monthly RMD treatment in the future when he or she is required to take RMDs from the contract. If your spouse continues the contract, is eligible for monthly RMD treatment and does not revoke monthly RMD treatment, he or she will continue to receive monthly RMD treatment with the applicable RMD amount based upon the continuing spouse’s age beginning in the calendar year after you die.
Form 6802

We reserve the right to modify or eliminate RMD treatment if there is any change to the Code or regulations regarding RMDs, including guidance by the Internal Revenue Service. We will provide you 30 days written notice, when practicable, of any modifications to or termination of the RMD treatment with the Income Opportunity GLWB.
Termination.
If you choose the Income Opportunity GLWB, it will continue until it is terminated as described in this section.
You may cancel your Income Opportunity GLWB rider by providing notice to us within the first 90 days of any contract year following your contract’s sixth anniversary. The Income Opportunity GLWB will terminate when the contract is terminated in accordance with its terms (unless otherwise provided in the rider) or if your Contract Value goes to zero because of an excess withdrawal. The rider will terminate if the funds are allocated in a manner that violate the investment restrictions. The Income Opportunity GLWB rider will also terminate if you annuitize your contract, or, except in the case of spousal continuation, if the annuitant dies.
The Income Opportunity GLWB rider will terminate if you change the owner of the contract or you assign the contract, except in the following circumstances: (i) the new owner or assignee assumes full ownership of the contract and is essentially the same person (e.g. an individual ownership changed to a personal revocable trust, a change to the owner's spouse during the owner's lifetime, a change to a court appointed guardian representing the contract owner during the contract owner's lifetime, etc.); (ii) the new owner is the annuitant's spouse in a spousal continuation; (iii) ownership of an IRA or Roth IRA is being changed from one custodian to another, from the determining life to a custodian, or from a custodian to the determining life; or (iv) the assignment is for the purpose of effectuating a 1035 exchange of the contract (i.e. the rider may continue during the temporary assignment period and not terminate until the contract is actually surrendered).
Spousal Continuation.
If your surviving spouse chooses to continue the contract under the spousal continuation option and becomes the sole owner and annuitant, the Income Opportunity GLWB rider will be continued. Your spouse will be eligible to take withdrawals under this rider when he or she reaches age 59 1∕2, and the maximum annual withdrawal will be based on your spouse’s age when he or she begins taking such withdrawals. If you die before age 59 1∕2 or on or after age 59 1∕2 but before taking any withdrawals, the GLWB base will be set equal to the greater of (a) Contract Value (after applying any applicable death benefit adjustments) and (b) the GLWB base as of the earlier of (i) the date we are in receipt of proof of the annuitant’s death and (ii) 90 days from the date of the annuitant’s death. If you die on or after age 59 1∕2 and after you have begun to take withdrawals, the GLWB base will be set equal to the Contract Value (after applying any death benefit adjustment) as of the earlier of (a) the date we are in receipt of proof of the annuitant’s death or (b) 90 days from the date of the annuitant’s death. We will use the surviving spouse’s age to calculate maximum annual withdrawals when, and if, the surviving spouse is eligible to enter the Lifetime Withdrawal Period. (For example, if the surviving spouse is 40, he or she will not be eligible to enter the Lifetime Withdrawal Period until he or she turns 59 1∕2.)
Income Opportunity GLWB (Joint Life)
We also currently offer a Income Opportunity GLWB (Joint Life) rider at the time the contract is issued. The Income Opportunity GLWB (Joint Life) rider is the same as the Income Opportunity GLWB rider except as described below. You may not add the Income Opportunity GLWB (Joint Life) rider if either spouse is younger than 50 years old or once either spouse is 86 years old.
The Income Opportunity GLWB (Joint Life) differs from the Income Opportunity GLWB because allowable withdrawals under the rider are calculated based upon the youngest Participating Spouse’s age. Because of this, the surviving spouse’s income will not decrease upon the annuitant’s death if he or she was in Lifetime Withdrawal Period at the time of death. Subject to the conditions described, the Income Opportunity GLWB (Joint Life) rider provides a guaranteed level of withdrawals from your contract in each contract year, beginning when the youngest spouse is age 59 1∕2 for the lifetime of you and your spouse. The Income Opportunity GLWB (Joint Life) rider may help protect you from the risk that you and your spouse might outlive your income. The Income Opportunity GLWB (Joint Life) differs from electing spousal continuation under the Income Opportunity GLWB because you have the potential to have a higher GLWB base upon the death of the first spouse, who is also the annuitant, with the Income Opportunity GLWB (Joint Life). If you elect the
Income Opportunity GLWB, instead of the Income Opportunity GLWB (Joint Life), the GLWB base could be reduced to the current Contract Value upon spousal continuation. With the Income Opportunity GLWB (Joint Life), however, the GLWB base upon spousal continuation will always be the greater of Contract Value or the current GLWB base as described below. The Income Opportunity GLWB (Joint Life) has a higher charge than the Income Opportunity GLWB.
Form 6802

The maximum amount you may withdraw in a contract year under the Income Opportunity GLWB (Joint Life) rider without reducing your GLWB base is based upon the youngest participating spouse’s age when withdrawals begin. For Income Opportunity GLWB (Joint Life) riders, the maximum amount you may withdraw in a contract year under the Income Opportunity GLWB (Joint Life) rider is equal to the MAW Rates multiplied by the GLWB base. MAW Rates are shown in Appendix D for previously sold Income Opportunity GLWB (Joint Life) riders. If the riders are currently available for sale, MAW rates applicable to new sales will be shown in a Rate Sheet Supplement.
The Income Opportunity GLWB (Joint Life) rider is available to two people who are legally married at the time the rider is added. We refer to these people as “Participating Spouses.” A Participating Spouse is one of two people upon whose life and age the benefits under the Income Opportunity GLWB (Joint Life) rider are based. On the date the rider is added, either (a) the two Participating Spouses must be joint owners and one must be the annuitant or (b) one Participating Spouse is the owner and annuitant and the other is the sole beneficiary. No one can be added as a Participating Spouse after the rider is added to the contract, and once someone loses his or her status as a Participating Spouse, it cannot be regained. Status as a Participating Spouse will be lost in the following situations:
●
when a Participating Spouse dies;
●
when a sole owner Participating Spouse requests that the other Participating Spouse be removed by giving Notice to us;
●
if one Participating Spouse is the sole owner and the Participating Spouses divorce, the non-owner spouse will cease to be a Participating Spouse; or
●
if the Participating Spouses are joint owners and they divorce, the non-annuitant will cease to be a Participating Spouse.
Please note that if one of the spouses ceases to be a Participating Spouse, you will continue to be charged for the Income Opportunity GLWB (Joint Life) rider.
Under the Income Opportunity GLWB (Joint Life) rider, the amount you may withdraw under the rider is based upon the youngest Participating Spouse’s age. Therefore, if the youngest Participating Spouse is younger than 59 1∕2 years old, any withdrawals under the contract (including RMDs) will be excess withdrawals under the Income Opportunity GLWB (Joint Life) rider until the youngest Participating Spouse becomes 59 1∕2. Please carefully consider whether the Income Opportunity GLWB (Joint Life) is appropriate for you if there is a significant difference in age between you and your spouse.
If you choose the Income Opportunity GLWB (Joint Life) rider, we will deduct from your Contract Value an annual charge. The current charge for the rider is shown in Appendix D for previously sold Income Opportunity GLWB (Joint Life) riders. If the riders are currently available for sale, rider charge rates applicable to new sales will be shown in a Rate Sheet Supplement. We may increase the charge for the rider on any contract anniversary once your rider reaches the third anniversary. For the Income Opportunity GLWB (Joint Life), we guarantee the charge will not exceed 3.00% of the GLWB base.
If we are required by state law, we will allow civil union partners to purchase the Income Opportunity GLWB (Joint Life) rider in certain states and receive the same benefits as a Participating Spouse while both Participating Spouses are living. Please note that because civil union partners are not eligible for spousal continuation under the Code, there may be no benefit to such partners from buying the Income Opportunity GLWB (Joint Life) rider versus the Income Opportunity GLWB rider. You should consult with your tax advisor before purchasing this rider. Please contact your registered representative or call us at 888.925.6446 for more information about whether your state recognizes civil unions.
You will enter the Lifetime Annuity Period when (a) the youngest Participating Spouse is at least 59 1∕2 years old, and (b) the earlier of (i) the day your Contract Value goes to zero other than because of an excess withdrawal (such as due to a decline in market value or an allowable withdrawal) or (ii) the contract anniversary immediately following the annuitant’s 95th birthday. If your Contract Value goes to zero other than because of an excess withdrawal before the youngest Participating Spouse is 59 1∕2 years old, the Lifetime Annuity Period is deferred until the youngest Participating Spouse reaches age 59 1∕2. In that scenario, we will make the first payment immediately upon the youngest Participating Spouse reaching age 59 1∕2. During the Lifetime Annuity Period, we will pay you monthly payments in an annual amount equal to the then current maximum annual withdrawal amount you may take under the Income Opportunity GLWB (Joint Life) rider (as based on the youngest Participating Spouse’s age) until the death of the last surviving Participating Spouse.
Form 6802

In lieu of the benefits under this rider, you may annuitize under the terms of your contract or under the terms of any single premium, immediate fixed annuity we offer based upon your Contract Value at that time.
You should consult with your financial representative to determine which payout option is best for you.
If you are the sole owner and upon your death your surviving Participating Spouse elects spousal continuation, the GLWB base will be set equal to the greater of (a) Contract Value (after applying any applicable death benefit adjustments) or (b) the GLWB base as of the earlier of (i) the date we are in receipt of proof of the annuitant’s death or (ii) 90 days from the date of the annuitant’s death. Your Participating Spouse will be eligible to take withdrawals under this rider when he or she reaches age 59 1∕2 and the maximum annual withdrawal will be based on your spouse’s age when he or she begins taking such withdrawals. Please note that since civil union partners are not eligible for spousal continuation under the Code, they are also not eligible for spousal continuation under this rider.
GLWB Plus
We currently offer the GLWB Plus rider when you apply for the contract. In the future we may, at our sole option, offer the GLWB Plus rider to existing contracts, in which case it may be added on a contract anniversary. You may not purchase the GLWB Plus rider if you have any rider, other than the annual stepped-up death benefit, Premium Protection death benefit, Premium Protection Plus death benefit, or the 8-year guaranteed principal protection rider. You may not purchase the rider once the annuitant is 86 years old. The GLWB Plus is not available if the Income Opportunity GLWB is available in your state.
Any guarantees under the contract that exceed the value of your interest in the separate account VAA, such as guarantees associated with the GLWB Plus rider, are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of your interest in the VAA are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other policyholder obligations.
With the GLWB Plus rider, you may take annual withdrawals up to a maximum amount regardless of your Contract Value and without a surrender charge. The maximum annual withdrawals you may take are determined by applying a percentage to a value we refer to as the GLWB base. The percentage you may take is set at the time of your first withdrawal under the rider and is based on the annuitant’s age bracket. The higher the annuitant’s age bracket at the time of the first withdrawal, the larger the allowable withdrawal percentage will be. Unlike the GLWB base, the percentage can only change in limited circumstances. The GLWB base, which is described below, is recalculated at least annually, so the maximum annual withdrawals you may take can change every contract year. Certain of your actions can increase or decrease the GLWB base, which would affect your maximum annual withdrawals. These actions include making additional purchase payments, not taking withdrawals, taking withdrawals before age 59 1∕2 or taking more than the maximum annual withdrawals.
GLWB base.
The initial GLWB base is equal to your initial net purchase payment (excluding any extra credits, if applicable) if the rider is added when the contract is issued. If the rider is added after your contract is issued, the initial GLWB base is equal to your Contract Value when the rider is added. The GLWB base is increased dollar for dollar by purchase payments when made and decreased for “excess withdrawals” as described below. (If you make an additional purchase payment on the day the rider is added, the GLWB base will be increased by the additional purchase payment.) Withdrawals that do not exceed the maximum annual withdrawals allowed under this rider will not decrease the GLWB base but will decrease your Contract Value, the Death Benefit under your contract, the optional annual stepped-up death benefit or Premium Protection death benefit rider and the guaranteed principal amount under the 8-year guaranteed principal protection rider. We reserve the right to limit or not allow additional purchase payments to contracts with the GLWB Plus.
On each contract anniversary, the GLWB base is reset to the greatest of (a) the GLWB base as of the previous contract anniversary plus subsequent net purchase payments (excluding any extra credits, if applicable), adjusted for any excess withdrawals, (b) the then-current Contract Value, after deducting any applicable charges for the contract or any rider you have, (also called the “step-up base”) or (c) the “annual credit base” described below. If we notify you that the charge for the GLWB Plus will be increased upon a reset to the step-up base, you have a right to opt out of the reset to the step-up base within 30 days after your contract anniversary. See the Charge section below for more information.
The GLWB base is used solely for the purpose of calculating benefits under the GLWB Plus rider. It does not provide a Contract Value or guarantee performance of any investment option.
Form 6802

Annual credit base.
With the GLWB Plus, there is a ten-year period called the “annual credit period” that begins on the date the rider is issued. During the annual credit period, you may be eligible for the annual credit base, which provides a credit to your GLWB base of 6% simple interest (for riders applied for on or after March 25, 2013) of the “Annual Credit Calculation Base” for each year you do not take any withdrawals. (The 6% simple interest is referred to as an annual credit.) You will start a new ten-year annual credit period on each contract anniversary the GLWB base is set equal to the step-up base. If your GLWB base is not set equal to the step-up base, you will not start a new ten-year annual credit period. If you take a withdrawal from your contract during the annual credit period, you will not be eligible for any annual credit for the year in which you took the withdrawal.
The annual credit base on a rider anniversary is equal to:
(a)
the GLWB base as of the prior contract anniversary, plus
(b)
net purchase payments (excluding any extra credits, if applicable) made during the prior contract year, plus
(c)
6% of the Annual Credit Calculation Base.
The Annual Credit Calculation Base is the amount to which the 6% annual credit rate is applied. The Annual Credit Calculation Base is equal to the GLWB base at the beginning of the annual credit period, increased for any additional net purchase payments (excluding any extra credits, if applicable) made since the beginning of the annual credit period. If the GLWB base is adjusted due to an excess withdrawal and is less than the Annual Credit Calculation Base, the Annual Credit Calculation Base will be lowered to the GLWB base at that time.For riders applied for between December 3, 2012 and March 25, 2013, the annual credit is 7%. For riders applied for before December 3, 2012, the annual credit is 8%.
We reserve the right to change the annual credit rate for the GLWB Plus on new riders issued in the future.
Deferral Credit Rider.
If you applied for the GLWB Plus before December 3, 2012, we issued a deferral credit rider with age requirements. With this deferral credit rider, if you take no withdrawals until the later of (i) the rider anniversary immediately following the annuitant’s 70th birthday (youngest Participating Spouse’s 70th birthday with the Joint GLWB Plus) or (ii) your tenth rider anniversary, we guarantee that your GLWB base on the later of such dates will be at least:
(a)
200% of an amount equal to (i) your initial GLWB base plus (ii) total net subsequent purchase payments made in the first contract year the rider is in effect, plus
(b)
any net purchase payments made after the first contract year the rider is in effect; plus
(c)
any annual credits (as described above in Annual Credit Base) that you may earn on any net purchase payments made after the first contract year the rider is in effect.
For example, if your initial purchase payment is $100,000, you make no additional purchase payments and you take no withdrawals, we guarantee your GLWB base on the later of the tenth rider anniversary or the annuitant’s 70th birthday will be at least $200,000. In this example, if you make an additional purchase payment of $100,000 in year one, we guarantee your GLWB base on the later of the tenth rider anniversary or the annuitant’s 70th birthday will be at least $400,000. If you also make an additional purchase payment in year three of $50,000 and the annuitant is 60 years old or older when the rider is issued, for riders applied for before December 3, 2012, we guarantee your GLWB base on the tenth rider anniversary will be at least $482,000, which is 200% of ($100,000 initial purchase payment + $100,000 additional purchase payment in year one) + $50,000 additional purchase payment in year three + $32,000 (8% annual credits earned on the $50,000 additional purchase payment for years three through ten).
There is no additional annual charge for the deferral credit rider with age requirements.
Excess withdrawals.
The GLWB base is reduced by any excess withdrawals. An excess withdrawal is the amount a withdrawal exceeds the maximum annual withdrawal under this rider. For example, assume the maximum annual withdrawal you may withdraw is $5,000 under the GLWB Plus rider and in one contract year you withdraw $6,000. The $1,000 difference between the $6,000 withdrawn and the $5,000 maximum annual withdrawal limit would be an excess withdrawal. An excess withdrawal will reduce your GLWB base by the greater of (a) the same percentage the excess withdrawal reduces your Contract Value (i.e. pro-rata) or (b) the dollar amount of the excess withdrawal.
For example, assume your GLWB base is $100,000 at the beginning of the contract year and your withdrawal percentage is 5%, so your maximum annual withdrawal is $5,000. That means you can withdraw $5,000 without it affecting your GLWB base. Assume your Contract Value is $90,000 and you withdraw $6,000. First we process that portion of the withdrawal up to your maximum annual withdrawal, which is $5,000. Your GLWB base remains $100,000
Form 6802

and your Contract Value decreases to $85,000. Then we process that portion of the withdrawal in excess of your maximum annual withdrawal, which is $1,000. Because you have already taken your maximum annual withdrawal, the $1,000 withdrawal will reduce the GLWB base. Your GLWB base will be reduced to $98,824, i.e. $100,000 x (1 — $1,000/$85,000) because the pro-rata reduction of $1,176 is greater than the dollar amount of your $1,000 excess withdrawal. Your Contract Value will be reduced to $84,000.
For another example, assume the same facts above except your Contract Value prior to the withdrawal is $120,000. After we process the maximum annual withdrawal portion of your withdrawal, $5,000, your GLWB base remains $100,000 and your Contract Value is $115,000. After we process the portion of your withdrawal in excess of your maximum annual withdrawal, your GLWB base will be reduced to $99,000 ($100,000 — $1,000) because the dollar for dollar reduction of $1,000 is greater than the pro-rata reduction of $870 ($1,000/$115,000 x $100,000). Your Contract Value will be reduced to $114,000.
Because the allowable annual withdrawals under the GLWB Plus rider begin when the annuitant is 59 1∕2, any withdrawal under the contract prior to the annuitant reaching age 59 1∕2 is an excess withdrawal. Since excess withdrawals reduce your GLWB base by the greater of pro-rata or the dollar amount of the excess withdrawal, any withdrawals you take before the annuitant is 59 1∕2 may significantly reduce or eliminate the lifetime maximum annual withdrawals under this rider.
Maximum Annual Withdrawals.
The maximum amount you may withdraw in a contract year under the GLWB Plus rider without reducing your GLWB base is based upon the annuitant’s age when withdrawals begin. For GLWB Plus riders applied for on or after May 1, 2013, the maximum amount you may withdraw in a contract year under the GLWB Plus rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:
Annuitant’s Age	Maximum Annual Withdrawal %
59 1∕2 to 64	4.00%
65 to 69	4.50%
70 to 74	5.00%
75 to 79	5.50%
80 to 84	6.25%
85+	7.00%
For GLWB Plus riders applied for on or after March 25, 2013 and before May 1, 2013, the maximum amount you may withdraw in a contract year under the GLWB Plus rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:
Annuitant’s Age	Maximum Annual Withdrawal %
59 1∕2 to 64	4.00%
65 to 74	4.50%
75 to 79	5.50%
80 to 84	6.25%
85+	7.00%
For GLWB Plus riders applied for before March 25, 2013, the maximum amount you may withdraw in a contract year under the GLWB Plus rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:
Annuitant’s Age	Maximum Annual Withdrawal %
59 1∕2 to 64	4.00%
65 to 74	5.00%
Form 6802

Annuitant’s Age	Maximum Annual Withdrawal %
75 to 79	5.50%
80 to 84	6.25%
85+	7.00%
In the future, we may offer GLWB Plus riders that have different maximum annual withdrawal percentages.
After you start taking withdrawals, the maximum percentage you may withdraw will not automatically increase to a higher percentage when the annuitant reaches a higher age bracket. Your maximum withdrawal percentage will only increase, based on the annuitant’s then current age, on any contract anniversary on which the GLWB base has been increased to the step-up base as described under “GLWB base.” You may opt out of a reset to the step-up base and avoid an increase in the rider’s charge, but you will then no longer be eligible for any further resets of the GLWB base to the step-up base. If you opt-out, you will also no longer be eligible for any increases in the maximum annual withdrawal percentages based on the annuitant’s age.
Any withdrawal you take before the annuitant is 59 1∕2 is an excess withdrawal and reduces the GLWB base by the greater of the pro-rata or dollar amount of the excess withdrawal. It does not affect the maximum percentage you may withdraw once you take your first withdrawal after the annuitant is 59 1∕2.
You may withdraw the maximum annual withdrawal amount under the rider without a surrender charge even if the maximum annual withdrawal amount exceeds 10% of your Contract Value. We reserve the right to charge a withdrawal fee of up to the lesser of 2% of the amount withdrawn or $15 per withdrawal for withdrawals in excess of 14 in a contract year. We are not currently charging this fee. If charged, this fee would be assessed against your Contract Value and would not affect the amount you withdraw at that time.
Withdrawals under the GLWB Plus will be deducted pro-rata from the investment options you have selected.
Please note that if you have the annual stepped-up death benefit, any withdrawals you take under the GLWB Plus (including maximum annual withdrawals) reduce the death benefit pro-rata. Therefore, you should carefully consider whether the annual stepped-up death benefit is appropriate for you.
Example.
Please see Appendix F for a detailed example of how the annual credit base and withdrawals work with the GLWB Plus.
Lifetime Annuity Period.
During the Lifetime Annuity Period, we will pay you monthly payments in an annual amount equal to the then current annual withdrawal amount you may take under the GLWB Plus rider for the lifetime of the annuitant. Once you enter the Lifetime Annuity Period, we will not accept any additional purchase payments and you will no longer be eligible for any further increases in the GLWB base. Furthermore, except for the Premium Protection death benefit rider or the Premium Protection Plus death benefit rider which continue if you enter the Lifetime Annuity Period and the rider value is greater than zero, the contract will only provide the benefits under the GLWB Plus rider.
You will enter the “Lifetime Annuity Period” when (a) the annuitant is at least 59 1∕2 years old and (b) the earlier of (i) the day your Contract Value goes to zero other than because of an excess withdrawal (such as due to a decline in market value or an allowable withdrawal) or (ii) the contract anniversary immediately following the annuitant’s 95th birthday.
When you enter the Lifetime Annuity Period, we will immediately make a payment to you equal to the excess, if any, of your maximum annual withdrawal over the total withdrawals you have taken during that contract year. If you were taking systematic withdrawals, your payments will continue until you have reached your maximum annual withdrawal for the contract year. If the total of withdrawals previously taken and those scheduled to be taken under a continuing systematic payment do not exhaust the maximum annual withdrawal for the contract year, upon entering the Lifetime Annuity Period, we will immediately make a payment to you equal to the excess of your maximum annual withdrawal over the total of withdrawals taken and scheduled. Then, you will begin receiving the lifetime annuity on the first day of the month following the first contract anniversary in the Lifetime Annuity Period.
If your Contract Value goes to zero other than because of an excess withdrawal before the annuitant is 59 1∕2 years old, the Lifetime Annuity Period is deferred until the annuitant reaches age 59 1∕2. In determining whether your Contract Value goes to zero because of an excess withdrawal, we will first calculate your Contract Value for that valuation period and then determine the effect of an excess withdrawal on your Contract Value. If a decline in market value and the then
Form 6802

allowable withdrawal reduce your Contract Value to zero on a day you requested an excess withdrawal, we will not pay you the excess withdrawal since you do not have any Contract Value left based upon the non-excess portion of your requested withdrawal. You will, however, still be eligible to enter the Lifetime Annuity Period. If the excess withdrawal reduces your Contract Value to zero, you will not be eligible to enter the Lifetime Annuity Period and your rider will terminate.
For example, assume your allowable withdrawal is $5,000, your Contract Value is $5,500 and you request a withdrawal of $6,000. Further assume on the day you request the withdrawal, your Contract Value declines by $500. We first process the change in Contract Value due to the market and the allowable withdrawal, which reduces your Contract Value to zero ($5,500 — $500 market decline — $5,000 allowable withdrawal). You cannot take the $1,000 excess withdrawal since your Contract Value is zero, but you will be eligible to enter the Lifetime Annuity Period and receive monthly payments equal to one-twelfth of your current maximum annual withdrawal.
Now assume your allowable withdrawal is $5,000, your Contract Value is $6,000 and you request a withdrawal of $6,000. Also assume on the day you request the withdrawal, your Contract Value declines by $500. We first process the change in Contract Value due to the market and the allowable withdrawal, which reduces your Contract Value to $500 ($6,000 — $500 market decline — $5,000 allowable withdrawal). We then process the excess withdrawal. Since your Contract Value is $500, you may only take another $500. Because the $500 is an excess withdrawal, we will assess a surrender charge, if applicable, against that amount and you would receive less than the additional $500.The excess withdrawal reduces your Contract Value to zero; therefore, you will not be eligible to enter the Lifetime Annuity Period. You should carefully consider any withdrawal that may totally deplete your Contract Value and should talk to your registered representative to determine whether the withdrawal would be appropriate for you. Generally, for riders applied for before May 1, 2016, with the GLWB Plus rider, we will delay the annuity payout date under your contract (which is not later than the first of the month following the annuitant’s 90th birthday) to the contract anniversary immediately following the annuitant’s 95th birthday. This does not affect the termination of, or extend, any Death Benefit under the contract or other rider unless expressly stated in the rider. In lieu of the benefits under the GLWB Plus rider, you may annuitize under the terms of your contract or under the terms of any single premium, immediate fixed annuity we offer based upon your Contract Value at that time. We will notify you at least 90 days in advance of your annuitization. At that time you may ask us what other options are available to you.
If you elect the lifetime annuity payout option and there is Contract Value remaining in your annuity, you should ask us about the alternative immediate fixed annuity options that we might have generally available for sale at that time. It is possible that one of those alternative fixed annuity options might pay you a higher stream of income or otherwise better fit your circumstances and needs. We will be happy to provide you with whichever immediate fixed annuity option you choose.
You should consult with your registered representative to determine which payout option is best for you.
Rider Charge.
If you choose the GLWB Plus rider, there is an annual charge of 1.05% of the GLWB base(0.95% for riders applied for before May 1, 2013). The charge for the GLWB Plus rider ends when you begin the Lifetime Annuity Period or the rider terminates. (See “Termination” below.) We may increase the charge for the GLWB Plus rider on any contract anniversary that your GLWB base is reset to the step-up base once the rider reaches the third anniversary. That means if your GLWB base is never increased to the step-up base, we will not increase your charge. The new charge will not be higher than the then current charge for new issues of this rider or if we are not issuing the rider, a rate we declare, in our sole discretion. For the GLWB Plus, we guarantee the new charge will not exceed 2.00% of the GLWB base.
You may opt out of a reset to the step-up base and avoid an increase in the charge, but you will then no longer be eligible for any further resets of the GLWB base to the step-up base. If you opt-out, you will also no longer be eligible for any increases in the maximum annual withdrawal percentages based on the annuitant’s age. To opt-out of an increase in the charge, you must notify us in writing, or in any other manner acceptable to us, within 30 days of the contract anniversary.
We reserve the right to lower the charge for the GLWB Plus rider at any contract anniversary. If we do lower the charge for the rider, we reserve the right to increase the charge up to the original charge on any contract anniversary.
On each anniversary the charge for your GLWB rider will be deducted on a pro rata basis in proportion to your current investment option allocations, but will not be deducted from the DCA account. We reserve the right to prorate the annual charge for the rider if (i) the annuitant dies, (ii) you surrender the contract, (iii) the rider is terminated for any reason, or (iv) you annuitize your contract.
Form 6802

Investment Restrictions.
Effective March 3, 2017, in order to have the GLWB Plus rider, you must allocate your purchase payments and Contract Value in accordance with the Fund Category requirements described in “Investment Restrictions for Certain Optional Riders.” If you purchased the GLWB Plus rider prior to March 3, 2017, these revised requirements will only apply to you if you make additional purchase payments or transfer requests. You may not allocate purchase payments or Contract Value to the Fixed Accumulation Account. You may allocate purchase payments to the Enhanced DCA account and transfer amounts in accordance with the investment restrictions. If you cease to comply with the requirements described in “Investment Restrictions for Certain Optional Riders,” we will terminate your GLWB Plus rider. If the rider is so terminated, a prorated annual rider charge will be assessed.
If you have the GLWB Plus, the investment options available to you for the allocation of your purchase payments and Contract Value are much more limited than the investment options available under the contract without the rider. The investment options available if you do not have the GLWB Plus offer the potential for more variability in their returns, either higher or lower. The investment options with the GLWB Plus seek to moderate overall volatility or hedge against downmarket volatility. Other investment options that are available if you do not select the GLWB Plus may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the limited investment options with the GLWB Plus meet your investment objectives and risk tolerance.
Guaranteed Principal Protection with the GLWB Plus
With the GLWB Plus, we will issue a guaranteed principal protection rider at the time the GLWB Plus rider is issued. Effective March 25, 2013, this guaranteed principal protection rider will not be available. With this rider, if you do not make any withdrawals in the first 8 years the rider is in effect and you elect to exercise the benefit, we guarantee that your Contract Value at the end of the eight-year term will not be less than it was at the beginning of the 8-year term. If you elect to exercise the benefit, on the last day of the 8-year term if your “eligible contract value” is less than the guaranteed principal amount, we will add an amount to your Contract Value to increase the eligible contract value to the guaranteed principal amount.
If this rider is added when your contract is issued, your eligible contract value is equal to your initial purchase payment plus any purchase payments you make within the first 6 months after your contract is issued. If this rider is added after the contract is issued, the eligible contract value is equal to your Contract Value on the date the rider is added. Your eligible contract value is adjusted for any gains or losses in your Contract Value due to performance of the investment options you have selected. It is also reduced by the dollar amount of any withdrawals you take and for applicable rider and contract charges.
The guaranteed principal amount is your Contract Value as of the first day of the rider’s term (plus, if the rider is added when the contract is issued, any purchase payments you make in the first 6 months) reduced pro rata for any withdrawals you make during the 8 year term. A pro rata reduction means that a withdrawal will reduce the guaranteed principal amount by the same percentage the withdrawal reduces the eligible contract value. For example, assume (i) your eligible contract value is $200,000; (ii) your guaranteed principal amount is $100,000 and (iii) you take a withdrawal of $50,000. Your eligible contract value would be reduced to $150,000 ($200,000 – $50,000). Your guaranteed principal amount would be reduced by the same percentage (25%) to $75,000.
You must elect to exercise this benefit by providing Notice to us within 15 days of the 8th rider anniversary. If you elect to exercise this benefit, your GLWB Plus rider, any Premium Protection or Premium Protection Plus riders and any deferral credit rider you have will terminate and you will receive no further benefits under those riders.
There is no charge for this guaranteed principal protection rider in conjunction with the GLWB Plus.
This 8-year guaranteed principal protection rider will terminate when the GLWB Plus rider terminates. Also, this rider will terminate upon (i) the expiration of its 8-year term if it is not elected on, or up to 15 days after, the 8th rider anniversary; (ii) commencement of any annuity option or (iii) the death of the Annuitant, except in the case of Spousal Continuation.
Required Minimum Distributions (Qualified Contracts Only).
If you are required to take withdrawals from your contract under the Required Minimum Distribution regulations under the Code, we will allow you to take your Required Minimum Distribution (or “RMD”) for a given year even if it exceeds your maximum annual withdrawal under the GLWB Plus rider without it affecting your GLWB base. Please note that RMDs are calculated on a calendar year basis and your maximum annual withdrawal under your GLWB rider is calculated on a contract year basis. Any withdrawals in a contract year that exceed your maximum annual withdrawal and your RMD will be considered excess withdrawals and will reduce the GLWB base. You may withdraw your RMD under this rider without a surrender charge even if your RMD exceeds 10% of your Contract Value.
Form 6802

You will receive RMD treatment on or after January 1 of the first calendar year after your contract was issued. To elect monthly RMD treatment, you must provide Notice to us on or before January 25 of that calendar year and you must elect a monthly payment date on or before the 25th day of the month. If the date you elect is not the end of a Valuation Period (generally, a day when the NYSE is open), we will make the payment on, and as of, the end of the next applicable Valuation Period. If you elect monthly RMD treatment, we will automatically pay you the greater of your RMD or your maximum annual withdrawal on a monthly basis each month. Once you elect monthly RMD treatment, you cannot revoke it. You may elect to not take a monthly withdrawal by providing Notice to us, but you will not be able to take that withdrawal later and still receive RMD treatment for it. If you do later take such withdrawal, the entire withdrawal will be considered an excess withdrawal.
If you die and your spouse elects to continue the contract, your spouse may revoke monthly RMD treatment by providing Notice to us within 30 days of the later of the date of spousal continuation or December 31 of the calendar year in which you died. If your spouse revokes monthly RMD treatment, he or she may elect monthly RMD treatment in the future when he or she is required to take RMDs from the contract. If your spouse continues the contract, is eligible for monthly RMD treatment and does not revoke monthly RMD treatment, he or she will continue to receive monthly RMD treatment with the applicable RMD amount based upon the continuing spouse’s age beginning in the calendar year after you die.
We reserve the right to modify or eliminate RMD treatment if there is any change to the Code or regulations regarding RMDs, including guidance by the Internal Revenue Service. We will provide you 30 days written notice, when practicable, of any modifications to or termination of the RMD treatment with the GLWB Plus.
Termination.
The GLWB Plus rider will terminate when the contract is terminated in accordance with its terms (unless otherwise provided in the rider) or if your Contract Value goes to zero because of an excess withdrawal. The rider will terminate if the funds are allocated in a manner that violate the investment restrictions. The GLWB Plus rider will also terminate if you annuitize your contract, or, except in the case of spousal continuation, if the annuitant dies or you transfer or assign your contract or the benefits under the GLWB Plus rider. The GLWB Plus terminates if you have chosen the optional guaranteed principal protection with it and elect to exercise that feature on the 8th rider anniversary. If you choose the GLWB Plus, it will continue until it is terminated as described in this section.
Spousal Continuation.
If your surviving spouse chooses to continue the contract under the spousal continuation option and becomes the sole owner and annuitant, the GLWB Plus rider will be continued. Your spouse will be eligible to take withdrawals under this rider when he or she reaches age 59 1∕2, and the maximum annual withdrawal will be based on your spouse’s age when he or she begins taking such withdrawals. If you die before age 59 1∕2 or on or after age 59 1∕2 but before taking any withdrawals, the GLWB base will be set equal to the greater of (a) Contract Value (after applying any applicable death benefit adjustments) or (b) the GLWB base as of the earlier of (i) the date we are in receipt of proof of the annuitant’s death or (ii) 90 days from the date of the annuitant’s death. If you die on or after age 59 1∕2 and after you have begun to take withdrawals, the GLWB base will be set equal to the Contract Value (after applying any Death Benefit Adjustment) as of the earlier of (a) the date we are in receipt of proof of the annuitant’s death or (b) 90 days from the date of the annuitant’s death. We will use the surviving spouse’s age to calculate maximum annual withdrawals when, and if, the surviving spouse is eligible to enter the Lifetime Withdrawal Period. (For example, if the surviving spouse is 40, he or she will not be eligible to enter the Lifetime Withdrawal Period until he or she turns 59 1∕2.)
Guaranteed Lifetime Withdrawal Benefit (Joint Life) Plus
We also currently offer a Guaranteed Lifetime Withdrawal Benefit (Joint Life) Plus rider (“Joint GLWB Plus”) at the time the contract is issued. The Joint GLWB Plus differs from the GLWB Plus because allowable withdrawals under the rider are calculated based upon the youngest Participating Spouse’s age. Because of this, the surviving spouse’s income will not decrease upon the annuitant’s death if he or she was in Lifetime Withdrawal Period at the time of death. Subject to the conditions described, the Joint GLWB Plus rider provides a guaranteed level of withdrawals from your contract in each contract year, beginning when the youngest spouse is age 59 1∕2 for the lifetime of you and your spouse. The Joint GLWB Plus rider may help protect you from the risk that you and your spouse might outlive your income. The Joint GLWB Plus differs from electing spousal continuation under the GLWB Plus because you have the potential to have a higher GLWB base upon the death of the first spouse, who is also the annuitant, with the Joint GLWB Plus. If you elect
Form 6802

the GLWB Plus, instead of the Joint GLWB Plus, the GLWB base could be reduced to the current Contract Value upon spousal continuation. With the Joint GLWB Plus, however, the GLWB base upon spousal continuation will always be the greater of Contract Value or the current GLWB base as described below. The Joint GLWB Plus has a higher charge than the GLWB Plus.
We may, at our sole option, offer the Joint GLWB Plus rider to existing contracts, in which case it may be added on a contract anniversary. You may not add the rider once either spouse is 86 years old. The Joint GLWB Plus rider is the same as the GLWB Plus rider except as described below.
The maximum amount you may withdraw in a contract year under the Joint GLWB Plus rider without reducing your GLWB base is based upon the youngest participating spouse’s age when withdrawals begin. For Joint GLWB Plus riders applied for on or after May 1, 2013, the maximum amount you may withdraw in a contract year under the Joint GLWB Plus rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:
Youngest Participating Spouse’s Age	Maximum Annual Withdrawal %
59 1∕2 to 64	3.75%
65 to 69	4.00%
70 to 74	4.50%
75 to 79	5.00%
80 to 84	6.00%
85+	6.50%
For Joint GLWB Plus riders applied for on or after March 25, 2013 and before May 1, 2013, the maximum amount you may withdraw in a contract year under the Joint GLWB Plus rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:
Youngest Participating Spouse’s Age	Maximum Annual Withdrawal %
59 1∕2 to 64	3.75%
65 to 74	4.00%
75 to 79	5.00%
80 to 84	6.00%
85+	6.50%
For Joint GLWB Plus riders applied for before March 25, 2013, the maximum amount you may withdraw in a contract year under the Joint GLWB Plus rider is equal to the following withdrawal percentages multiplied by the “GLWB base”:
Youngest Participating Spouse’s Age	Maximum Annual Withdrawal %
59 1∕2 to 64	4.00%
65 to 74	4.50%
75 to 79	5.00%
80 to 84	6.00%
85+	6.50%
In the future, we may offer Joint GLWB Plus riders that have different maximum annual withdrawal percentages.
The Joint GLWB Plus rider is available to two people who are legally married at the time the rider is added. We refer to these people as “Participating Spouses.” A Participating Spouse is one of two people upon whose life and age the benefits under the GLWB Plus rider are based. On the date the rider is added, either (a) the two Participating Spouses must be joint owners and one must be the annuitant or (b) one Participating Spouse is the owner and annuitant and the other is the sole beneficiary. No one can be added as a Participating Spouse after the rider is added to the contract, and once someone loses his or her status as a Participating Spouse, it cannot be regained. Status as a Participating Spouse will be lost in the following situations:
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when a Participating Spouse dies;
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when a sole owner Participating Spouse requests that the other Participating Spouse be removed by giving Notice to us;
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if one Participating Spouse is the sole owner and the Participating Spouses divorce, the non-owner spouse will cease to be a Participating Spouse;
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if the Participating Spouses are joint owners and they divorce, the non-annuitant will cease to be a Participating Spouse.
Please note that if one of the spouses ceases to be a Participating Spouse, you will continue to be charged for the Joint GLWB Plus rider.
Under the Joint GLWB Plus rider, the amount you may withdraw under the rider is based upon the youngest Participating Spouse’s age. Therefore, if the youngest Participating Spouse is younger than 59 1∕2 years old, any withdrawals under the contract (including RMDs) will be excess withdrawals under the Joint GLWB Plus rider until the youngest Participating Spouse becomes 59 1∕2. Please carefully consider whether the Joint GLWB Plus is appropriate for you if there is a significant difference in age between you and your spouse.
If you choose the Joint GLWB Plus rider, there is an annual charge of 1.35% of the GLWB base(1.25% for riders applied for before May 1, 2013). We may increase the charge for the Joint GLWB Plus rider on any contract anniversary that your GLWB base is reset to the step-up base once the rider reaches the third anniversary. The new charge will not be higher than the then current charge for new issues of the rider or if we are not issuing the rider, a rate we declare, in our sole discretion. We guarantee the new charge will not exceed 2.50% of the GLWB base for the Joint GLWB Plus.
The 8-year guaranteed principal protection rider and deferral credit rider are not available for Joint GLWB Plus riders applied for on or after December 3, 2012.
If we are required by state law, we will allow civil union partners to purchase the Joint GLWB Plus rider in certain states and receive the same benefits as a Participating Spouse while both Participating Spouses are living. Please note that because civil union partners are not eligible for spousal continuation under the Code, there may be no benefit to such partners from buying the Joint GLWB Plus rider versus the GLWB Plus rider. You should consult with your tax advisor before purchasing this rider. Please contact your registered representative or call us at 888.925.6446 for more information about whether your state recognizes civil unions.
You will enter the Lifetime Annuity Period when (a) the youngest Participating Spouse is at least 59 1∕2 years old, and (b) the earlier of (i) the day your Contract Value goes to zero other than because of an excess withdrawal (such as due to a decline in market value or an allowable withdrawal) or (ii) the contract anniversary immediately following the annuitant’s 95th birthday. If your Contract Value goes to zero other than because of an excess withdrawal before the youngest Participating Spouse is 59 1∕2 years old, the Lifetime Annuity Period is deferred until the youngest Participating Spouse reaches age 59 1∕2. In that scenario, we will make the first payment immediately upon the youngest Participating Spouse reaching age 59 1∕2. During the Lifetime Annuity Period, we will pay you monthly payments in an annual amount equal to the then current annual withdrawal amount you may take under the Joint GLWB Plus rider (as based on the youngest Participating Spouse’s age) until the death of the last surviving Participating Spouse.
In lieu of the benefits under this rider, you may annuitize under the terms of your contract or under the terms of any single premium, immediate fixed annuity we offer based upon your Contract Value at that time.
You should consult with your financial representative to determine which payout option is best for you.
If you are the sole owner and upon your death your surviving Participating Spouse elects spousal continuation, the GLWB base will be set equal to the greater of (a) Contract Value (after applying any applicable death benefit adjustments) or (b) the GLWB base as of the earlier of (i) the date we are in receipt of proof of the annuitant’s death or (ii) 90 days from the date of the annuitant’s death. Your Participating Spouse will be eligible to take withdrawals under this rider when he or she reaches age 59 1∕2 and the maximum annual withdrawal will be based on your spouse’s age when he or she begins taking such withdrawals. Please note that since civil union partners are not eligible for spousal continuation under the Code, they are also not eligible for spousal continuation under this rider.
Form 6802

Other Information
Assignment
Amounts payable in settlement of a contract may not be commuted, anticipated, assigned or otherwise encumbered, or pledged as loan collateral to anyone other than us. We may require that any assignee or owner have an insurable interest in the life of the annuitant. To the extent permitted by law, such amounts are not subject to any legal process to pay any claims against an annuitant before annuity payments begin. The owner of a tax-qualified contract may not, but the owner of a non-tax-qualified contract may, collaterally assign the contract before the annuity payout date. Ownership of a tax-qualified contract may not be transferred except to:
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the annuitant,
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a trustee or successor trustee of a pension or profit-sharing trust which is qualified under Section 401 of the Code,
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the employer of the annuitant provided that the contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Code for the benefit of the annuitant, or
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as otherwise permitted by laws and regulations governing plans for which the contract may be issued.
Reports and Confirmations
Before the annuity payout date, we will send you quarterly statements showing the number of units credited to the contract by Fund and the value of each unit as of the end of the last quarter. In addition, as long as the contract remains in effect, we will forward any periodic Fund reports.
We will send you a written confirmation of your purchase payments, transfers and withdrawals. For regularly recurring transactions, such as dollar cost averaging and payroll deduction programs, we may confirm the transactions in a quarterly report. Review your statements and confirmations to verify their accuracy. You must report any error or inaccuracy to us within 30 days. Otherwise, we are not responsible for losses due to the error or inaccuracy.
Substitution for Fund Shares
If investment in a Fund is no longer possible or we believe it is inappropriate to the purposes of the contract, we may substitute one or more other funds. Substitution may be made as to both existing investments and the investment of future purchase payments. However, no substitution will be made until we receive any necessary approval of the Securities and Exchange Commission. We may also add other Funds as eligible investments of VAA.
Contract Owner Inquiries
Direct any questions to AuguStar Life Insurance Company, Variable Annuity Administration, P.O. Box 2669, Cincinnati, Ohio 45201; telephone 888.925.6446 (8:30 a.m. to 4:30 p.m., Eastern time).

Performance Data
We may advertise performance data for the various Funds showing the percentage change in unit values based on the performance of the applicable Fund over a period of time (usually a calendar year). We determine the percentage change by dividing the increase (or decrease) in value for the unit by the unit value at the beginning of the period. This percent reflects the deduction of any asset-based contract charge but does not reflect the deduction of any applicable contract administration charge or surrender charges. The deduction of a contract administration charge or surrender charges would reduce any percentage increase or make greater any percentage decrease.
Advertising may also include average annual total return figures calculated as shown in the Statement of Additional Information. The average annual total return figures reflect the deduction of applicable contract administration charges and surrender charges as well as applicable asset-based charges.
We may also distribute sales literature comparing separate account performance to the Consumer Price Index or to such established market indexes as the Dow Jones Industrial Average, the Standard & Poor’s 500 Stock Index, IBC’s Money Fund Reports, Lehman Brothers Bond Indices, the Morgan Stanley Europe Australia Far East Index, Morgan Stanley World Index, Russell 2000 Index, or other variable annuity separate accounts or mutual funds with investment objectives similar to those of the Funds.

Financial Statements
The complete financial statements of VAA and AuguStar Life are incorporated by reference in the Statement of Additional Information.
Form 6802

Federal Tax Status
The following discussion of federal income tax treatment of amounts received under a variable annuity contract does not cover all situations or issues. It is not intended as tax advice. Consult a qualified tax adviser to apply the law to your circumstances. Tax laws can change, even for contracts that have already been issued. Tax law revisions, with unfavorable consequences, could have retroactive effect on previously issued contracts or on later voluntary transactions in previously issued contracts.
We are taxed as a life insurance company under Subchapter L of the Internal Revenue Code (the “Code”). Since the operations of VAA are a part of, and are taxed with, our operations, VAA is not separately taxed as a “regulated investment company” under Subchapter M of the Code. The law does not now provide for payment of federal income tax on dividend income or capital gains distributions from Fund shares held in VAA or upon capital gains realized by VAA on redemption of Fund shares.
The contracts are considered annuity contracts under Section 72 of the Code, which generally provides for taxation of annuities. Under existing provisions of the Code, any increase in the Contract Value is not taxable to you as the owner or annuitant until you receive it, either in the form of annuity payments, as contemplated by the contract, or in some other form of distribution. (As of the date of this prospectus, proposals to modify taxation of annuities may be under consideration by the federal government.) The owner of a non-tax qualified contract must be a natural person for this purpose. With certain exceptions, where the owner of a non-tax qualified contract is a non-natural person (corporation, partnership or trust) any increase in the accumulation value of the contract attributable to purchase payments made after February 28, 1986 will be treated as ordinary income received or accrued by the contract owner during the current tax year.
The income and gains within an annuity contract are generally tax deferred for natural persons. Within a tax-qualified plan, the plan itself provides tax deferral. Therefore, the tax-deferred treatment otherwise available to an annuity contract is not a factor to consider when purchasing an annuity within a tax-qualified plan or arrangement.
When a non-tax-qualified contract is issued in connection with a deferred compensation plan or arrangement, all rights, discretions and powers relative to the contract are vested in the employer and you must look only to your employer for the payment of deferred compensation benefits. Generally, in that case, an annuitant will have no “investment in the contract” and amounts received by you from your employer under a deferred compensation arrangement will be taxable in full as ordinary income in the years you receive the payments.
When annuity payments begin, each payment is taxable under Section 72 of the Code as ordinary income in the year of receipt if you have neither paid any portion of the purchase payments nor previously been taxed on any portion of the purchase payments. If any portion of the purchase payments has been paid from or included in your taxable income, this aggregate amount will be considered your “investment in the contract.” You will be entitled to exclude from your taxable income a portion of each annuity payment equal to your “investment in the contract” divided by the period of expected annuity payments, determined by your life expectancy and the form of annuity benefit. Once you recover your “investment in the contract,” all further annuity payments will be included in your taxable income.
A withdrawal of contract values is taxable as ordinary income in the year received to the extent that the accumulated value of the contract immediately before the payment exceeds the “investment in the contract.” If you elect to withdraw any portion of your accumulated value in lieu of receiving annuity payments, that withdrawal is treated as a distribution of earnings first and only second as a recovery of your “investment in the contract.” Any part of the value of the contract that you assign or pledge to secure a loan will be taxed as if it had been a withdrawal and may be subject to a penalty tax.
Under tax regulations, all contracts issued in the same calendar year to the same owner should be treated as one contract for tax reporting purposes, so that cost basis and gain will be aggregated for the purpose of determining the taxable portion of any withdrawal.
There is a penalty tax equal to 10% of any amount that must be included in gross income for tax purposes. The penalty will not apply to a redemption that is:
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received on or after the taxpayer reaches age 59 1∕2;
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made to a beneficiary on or after the death of the annuitant;
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attributable to the taxpayer’s becoming disabled;
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made as a series of substantially equal periodic payments for the life of the annuitant (or joint lives of the annuitant and beneficiary);
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from a contract that is a qualified funding asset for purposes of a structured settlement;
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made under an annuity contract that is purchased with a single premium and with an annuity payout date not later than a year from the purchase of the annuity;
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incident to divorce;
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a qualified reservist distribution;
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a distribution for qualifying medical expenses or health insurance;
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a distribution from an IRA for a first home purchase;
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taken from an IRA for higher education expenses;
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a qualified birth or adoption distribution;
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to a victim of domestic abuse by a spouse or domestic partner (up to the lesser of $10,000 or 50% of account);
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taken from an IRA for a qualified first-time home purchase (up to $10,000);
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taken from an IRA where the taxpayer has been certified as terminally ill under the Code; or
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taken for personal or family emergency expenses (once per calendar year, up to the lesser of $1,000 or vested account balance over $1,000); or
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taken from an IRA as a Qualified Disaster Recovery Distribution (“QDRD”), does not exceed $22,000, is taken within 180 days of the disaster, and the taxpayer’s principal residence is located within a federally-declared disaster area, with the taxpayer having sustained an economic loss.
Any taxable amount you withdraw from an annuity contract is automatically subject to 10% withholding unless you elect not to have withholding apply. If you elect not to have withholding apply to an early withdrawal or if an insufficient amount is withheld, you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are not sufficient. If you fail to provide your taxpayer identification number, any payments under the contract will automatically be subject to withholding. The Code requires 20% withholding for distributions from contracts owned by tax qualified plans.
Tax-Deferred Annuities
Under the provisions of Section 403(b) of the Code, employees may exclude from their gross income purchase payments made for annuity contracts purchased for them by public educational institutions and certain tax-exempt organizations which are described in Section 501(c)(3) of the Code. You may make this exclusion to the extent that the aggregate purchase payments plus any other amounts contributed to purchase the contract and toward benefits under qualified retirement plans do not exceed certain limits in the Code. Employee contributions are, however, subject to social security (FICA) tax withholding. All amounts you receive under a contract, either in the form of annuity payments or cash withdrawal, will be taxed under Section 72 of the Code as ordinary income for the year received, except for exclusion of any amounts representing “investment in the contract.” Under certain circumstances, amounts you receive may be used to make a “tax-free rollover” into one of the types of individual retirement arrangements permitted under the Code. Amounts you receive that are eligible for “tax-free rollover” will be subject to an automatic 20% withholding unless you directly roll over such amounts from the tax-deferred annuity to the individual retirement arrangement.
With respect to a contract set up under Section 403(b) of the Code, distributions may be paid only when the employee:
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attains age 59 1∕2,
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separates from the employer’s service,
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dies,
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becomes disabled as defined in the Code, or
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incurs a financial hardship as defined in the Code.
In the case of hardship, cash distributions may not exceed the amount of your purchase payments. These restrictions do not affect your right to transfer investments among the Funds and do not limit the availability of transfers between tax-deferred annuities.
Form 6802

Qualified Pension or Profit-Sharing Plans
Under present law, purchase payments made by an employer or trustee, for a plan or trust qualified under Section 401(a) or 403 of the Code, are generally excludable from the employee’s gross income. Any purchase payments made by the employee, or which are considered taxable income to the employee in the year such payments are made, constitute an “investment in the contract” under Section 72 of the Code for the employee’s annuity benefits. Salary reduction payments (unless characterized as Roth contributions) to a profit sharing plan qualifying under Section 401(k) of the Code are generally excludable from the employee’s gross income up to certain limits in the Code, and therefore are not considered “investment in the contract”.
The Code requires plans to prohibit any distribution to a plan participant prior to age 59 1∕2, except in the event of death, total disability, financial hardship, separation from service (special rules apply for plan terminations) or other special circumstances (described above in “Federal Tax Status”). Distributions generally must begin no later than April 1 of the calendar year following the year in which the participant reaches age 72. For participants born prior to July 1, 1949, distributions must begin by April 1 of the year following the year the participant attains age 70 1∕2. For individuals who attain age 72 after December 31, 2022, and attain age 73 prior to January 1, 2033, distributions must begin by April 1 of the year following the year the individual attains age 73. For individuals who attain age 74 on or after January 1, 2033, distributions must begin by April 1 of the year following the year that the individual attains age 75. Premature distribution of benefits or contributions in excess of those permitted by the Code may result in certain penalties under the Code. (Special tax treatment, including capital gain treatment and 5-year forward averaging, may be available to those born before 1936). If you receive such a distribution you may be able to make a “tax-free rollover” of the distribution less your “investment in the contract” into another qualified plan in which you are a participant or into one of the types of individual retirement arrangements permitted under the Code. Your surviving spouse receiving such a distribution may be able to make a tax-free rollover to one of the types of individual retirement arrangements permitted under the Code. Amounts received that are eligible for “tax-free rollover” will be subject to an automatic 20% withholding unless such amounts are directly rolled over to another qualified plan or individual retirement arrangement.
Withholding on Annuity Payments
Distributions from tax-deferred annuities (i.e. 403b plans) or qualified pension and profit sharing plans that are eligible for “tax-free rollover” will be subject to an automatic 20% withholding unless such amounts are directly rolled over to an individual retirement arrangement or another qualified plan. Federal income tax withholding is required on annuity payments. However, recipients of annuity payments are allowed to elect not to have the tax withheld. This election may be revoked at any time and withholding would begin after that. If you do not give us your taxpayer identification number, any payments under the contract will automatically be subject to withholding.
Individual Retirement Annuities (IRAs)
See IRA Disclosure Statement (Appendix G), following.
Form 6802

Appendix A – Funds Available Under the Contract
The following is a list of Funds available under the contract, which is subject to change, as discussed in the prospectus. Depending on the optional benefits you choose, you may not be able to invest in certain Funds. You can find the prospectuses and other information about the Funds online at augustarfinancial.com/variableproducts. You can also request this information at no cost by calling 888.925.6446 or by sending an email request to AnnuityService@augustarfinancial.com.
The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.
Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Allocation	AB VPS Global Risk Allocation-Moderate Portfolio (Class B) Adviser: AllianceBernstein L.P.	0.78%*	12.28%	4.90%	N/A
Large Cap Value Equity	AB VPS Relative Value Portfolio (Class B)(1) Adviser: AllianceBernstein L.P.	0.86%	12.76%	9.54%	9.39%
Small Cap Growth Equity	AB VPS Small Cap Growth Portfolio (Class B) Adviser: AllianceBernstein L.P.	1.15%*	18.44%	7.28%	10.33%
Mid Cap Growth Equity	AVIP AB Mid Cap Core Portfolio Adviser: Constellation Investments, Inc. Subadviser: AllianceBernstein L.P.	0.92%	14.21%	7.36%	8.74%
Small Cap Growth Equity	AVIP AB Small Cap Portfolio Adviser: Constellation Investments, Inc. Subadviser: AllianceBernstein L.P.	0.88%	13.82%	6.63%	8.13%
Allocation	AVIP Balanced Model Portfolio Adviser: Constellation Investments, Inc.	0.98%	9.67%	5.86%	N/A
Foreign Large Cap Blend Equity	AVIP BlackRock Advantage International Equity Portfolio Adviser: Constellation Investments, Inc. Subadviser: BlackRock Investment Management, LLC	0.86%	6.29%	5.79%	5.24%
Large Cap Blend Equity	AVIP BlackRock Advantage Large Cap Core Portfolio Adviser: Constellation Investments, Inc. Subadviser: BlackRock Investment Management, LLC	0.70%	26.27%	14.05%	11.96%
Large Cap Growth Equity	AVIP BlackRock Advantage Large Cap Growth Portfolio Adviser: Constellation Investments, Inc. Subadviser: BlackRock Investment Management, LLC	0.71%	31.07%	16.12%	13.92%
Large Cap Value Equity	AVIP BlackRock Advantage Large Cap Value Portfolio Adviser: Constellation Investments, Inc. Subadviser: BlackRock Investment Management, LLC	0.74%	15.76%	9.20%	8.42%
Form 6802

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Small Cap Growth Equity	AVIP BlackRock Advantage Small Cap Growth Portfolio Adviser: Constellation Investments, Inc. Subadviser: BlackRock Investment Management, LLC	0.87%	10.29%	6.50%	7.80%
Allocation	AVIP BlackRock Balanced Allocation Portfolio Adviser: Constellation Investments, Inc. Subadviser: BlackRock Investment Management, LLC	0.57%	19.50%	10.21%	9.37%
Corporate Bond	AVIP Bond Portfolio Adviser: Constellation Investments, Inc.	0.61%	2.38%	0.30%	2.39%
Allocation	AVIP Constellation Dynamic Risk Balanced Portfolio(2) Adviser: Constellation Investments, Inc.	0.88%	12.51%	6.67%	7.53%
Allocation	AVIP Constellation Managed Risk Balanced Portfolio(3) Adviser: Constellation Investments, Inc.	0.66%	9.16%	N/A	N/A
Allocation	AVIP Constellation Managed Risk Growth Portfolio(3) Adviser: Constellation Investments, Inc.	0.67%	14.86%	N/A	N/A
Allocation	AVIP Constellation Managed Risk Moderate Growth Portfolio(3) Adviser: Constellation Investments, Inc.	0.65%	11.51%	N/A	N/A
Intermediate Core-Plus Bond	AVIP Federated Core Plus Bond Portfolio Adviser: Constellation Investments, Inc. Subadviser: Federated Investment Management Company	0.58%	1.71%	N/A	N/A
High Yield Bond	AVIP Federated High Income Bond Portfolio Adviser: Constellation Investments, Inc. Subadviser: Federated Investment Management Company	0.86%	6.45%	3.45%	4.60%
Large Cap Growth Equity	AVIP Fidelity Institutional AM® Equity Growth Portfolio Adviser: Constellation Investments, Inc. Subadviser: FIAM LLC	0.79%	30.68%	14.71%	15.16%
Allocation	AVIP Growth Model Portfolio Adviser: Constellation Investments, Inc.	0.99%	13.75%	9.01%	N/A
Large Cap Blend Equity	AVIP Intech U.S. Low Volatility Portfolio Adviser: Constellation Investments, Inc. Subadviser: Intech Investment Management LLC	0.61%	20.04%	N/A	N/A
Allocation	AVIP Moderate Growth Model Portfolio Adviser: Constellation Investments, Inc.	0.96%	12.13%	7.56%	N/A
Allocation	AVIP Moderately Conservative Model Portfolio Adviser: Constellation Investments, Inc.	1.01%	7.77%	4.21%	N/A
Form 6802

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Large Cap Growth Equity	AVIP Nasdaq-100® Index Portfolio Adviser: Constellation Investments, Inc. Subadviser: Geode Capital Management LLC	0.43%	25.37%	19.71%	18.02%
Large Cap Blend Equity	AVIP S&P 500® Index Portfolio Adviser: Constellation Investments, Inc. Subadviser: Geode Capital Management LLC	0.38%	24.57%	14.09%	12.65%
Mid Cap Blend Equity	AVIP S&P MidCap 400® Index Portfolio Adviser: Constellation Investments, Inc. Subadviser: Geode Capital Management LLC	0.40%	13.43%	9.81%	8.06%
Large Cap Blend Equity	BNY Mellon Appreciation Portfolio (Service Class) Adviser: BNY Mellon Investment Adviser, Inc.	1.10%	12.48%	11.65%	11.28%
Equity	ClearBridge Variable Dividend Strategy Portfolio (Class I) Adviser: Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	0.75%	16.85%	10.85%	10.64%
Equity	ClearBridge Variable Large Cap Value Portfolio (Class I) Adviser: Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	0.72%	8.08%	9.10%	8.63%
Mid Cap Growth Equity	Federated Hermes Kaufmann Fund II (Service Class) Adviser: Federated Global Investment Management Corp.(4)	1.81%	16.78%	4.21%	9.09%
Large Cap Value Equity	Fidelity® VIP Equity-Income PortfolioSM (Service Class 2) Adviser: Fidelity Management & Research Company	0.72%	15.06%	9.80%	8.94%
Money Market	Fidelity® VIP Government Money Market Portfolio (Service Class) Adviser: Fidelity Management & Research Company Subadviser: Fidelity Investments Money Management, Inc.	0.35%	4.98%	2.26%	1.55%
Large Cap Growth Equity	Fidelity® VIP Growth Portfolio (Service Class 2) Adviser: Fidelity Management & Research Company	0.81%	30.07%	18.63%	16.34%
Mid Cap Blend Equity	Fidelity® VIP Mid Cap Portfolio (Service Class 2) Adviser: Fidelity Management & Research Company	0.82%	17.18%	11.05%	8.94%
Form 6802

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Real Estate Equity	Fidelity® VIP Real Estate Portfolio (Service Class 2) Adviser: Fidelity Management & Research Company	0.86%	6.25%	1.94%	3.67%
Allocation	Fidelity® VIP Target Volatility Portfolio (Service Class 2) Adviser: Fidelity Management & Research Company	0.84%*	9.80%	5.20%	5.65%
Allocation	Franklin Allocation VIP Fund (Class 4) Adviser: Franklin Advisers, Inc. Subadviser: Templeton Global Advisors Limited, Franklin Templeton Institutional, LLC, ClearBridge Investments, LLC, Brandywine Global Investment Management, LLC, Western Asset Management Company, LLC, Western Asset Management Company Limited	0.92%*	8.89%	5.45%	5.25%
Allocation	Franklin DynaTech VIP Fund (Class 4) Adviser: Franklin Advisers, Inc.	0.97%	30.29%	13.51%	12.57%
Allocation	Franklin Income VIP Fund (Class 4) Adviser: Franklin Advisers, Inc.	0.82%*	7.08%	5.17%	5.15%
Allocation	Franklin Templeton Foreign VIP Fund (Class 4) Adviser: Templeton Investment Counsel, LLC	1.16%*	-1.08%	2.49%	2.28%
Allocation	Franklin VolSmart Allocation VIP Fund (Class 5) Adviser: Franklin Advisers, Inc.	0.90%*	11.68%	8.42%	6.80%
Large Cap Blend Equity	Goldman Sachs Strategic Growth Fund (Service Class) Adviser: Goldman Sachs Asset Management, L.P.	0.96%*	32.09%	16.48%	14.63%
Allocation	Goldman Sachs Trend Driven Allocation Fund (Service Class) Adviser: Goldman Sachs Asset Management, L.P.	0.96%*	11.76%	4.78%	4.16%
Large Cap Blend Equity	Goldman Sachs U.S. Equity Insights Fund (Service Class) Adviser: Goldman Sachs Asset Management, L.P.	0.77%*	28.00%	13.92%	11.83%
Foreign Large Cap Growth Equity	Invesco V.I. EQV International Equity Fund (Series II) Adviser: Invesco Advisers, Inc.	1.15%	0.34%	2.97%	4.10%
Allocation	Janus Henderson Balanced Portfolio (Service Class) Adviser: Janus Henderson Investors US LLC	0.87%	15.15%	8.06%	8.39%
Form 6802

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Fixed Income	Janus Henderson Flexible Bond Portfolio (Service Class) Adviser: Janus Henderson Investors US LLC	0.82%*	1.63%	0.09%	1.35%
Equity	Janus Henderson Global Research Portfolio (Service Class) Adviser: Janus Henderson Investors US LLC	0.97%	23.27%	12.07%	10.27%
Equity	Janus Henderson Overseas Portfolio (Service Class) Adviser: Janus Henderson Investors US LLC	1.13%	5.58%	6.94%	5.29%
Equity	Janus Henderson Research Portfolio (Service Class) Adviser: Janus Henderson Investors US LLC	0.92%	34.96%	16.48%	14.24%
Equity	Lazard Retirement Emerging Markets Equity Portfolio (Service Class) Adviser: Lazard Asset Management LLC	1.40%*	7.43%	3.03%	3.26%
Allocation	Lazard Retirement Global Dynamic Multi-Asset Portfolio (Service Class) Adviser: Lazard Asset Management LLC	1.05%*	8.60%	2.33%	4.35%
Equity	Lazard Retirement International Equity Portfolio (Service Class) Adviser: Lazard Asset Management LLC	1.09%*	5.63%	3.57%	3.99%
Equity	Lazard Retirement US Small Cap Equity Select Portfolio (Service Class) Adviser: Lazard Asset Management LLC	1.12%*	11.12%	5.74%	6.73%
Equity	LVIP JPMorgan Small Cap Core Fund (Standard Class)(1) Adviser: Lincoln Financial Investments Corporation Subadviser: J.P. Morgan Investment Management Inc.	0.75%	11.71%	7.05%	7.30%
Allocation	Macquarie VIP Asset Strategy Series (Service Class) Adviser: Delaware Management Company Subadviser: Securian Asset Management, Inc.	0.85%*	12.44%	6.55%	5.27%
Natural Resources Equity	Macquarie VIP Natural Resources Series (Service Class) Adviser: Delaware Management Company Subadviser: Securian Asset Management, Inc.	1.25%*	-0.58%	5.80%	0.98%
Form 6802

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Technology Equity	Macquarie VIP Science and Technology Series (Service Class) Adviser: Delaware Management Company Subadviser: Securian Asset Management, Inc.	1.16%	30.59%	14.04%	13.54%
Large Cap Growth Equity	MFS® Massachusetts Investors Growth Stock Portfolio (Service Class) Adviser: Massachusetts Financial Services Company	0.97%*	15.98%	12.15%	12.90%
Mid Cap Growth Equity	MFS® Mid Cap Growth Series (Service Class) Adviser: Massachusetts Financial Services Company	1.05%*	14.44%	8.85%	11.43%
Small Cap Growth Equity	MFS® New Discovery Series (Service Class) Adviser: Massachusetts Financial Services Company	1.12%*	6.44%	4.71%	8.92%
Allocation	MFS® Total Return Series (Service Class) Adviser: Massachusetts Financial Services Company	0.86%*	7.46%	5.89%	6.20%
Large Cap Growth Equity	Morgan Stanley VIF Growth Portfolio (Class II) Adviser: Morgan Stanley Investment Management, Inc.	0.82%*	46.20%	13.33%	15.25%
Mid Cap Growth Equity	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (Class S) Adviser: Neuberger Berman Investment Advisers LLC	1.25%*	8.67%	6.88%	5.41%
Commodities	PIMCO CommodityRealReturn® Strategy Portfolio (Administrative Class) Adviser: Pacific Investment Management Company LLC	2.28%*	4.16%	7.09%	1.65%
Global Bond	PIMCO Global Bond Opportunities Portfolio (Unhedged) (Administrative Class) Adviser: Pacific Investment Management Company LLC	1.08%	-0.50%	-0.33%	0.82%
Short Term Bond	PIMCO Low Duration Portfolio (Administrative Class) Adviser: Pacific Investment Management Company LLC	0.67%	4.50%	1.08%	1.28%
Inflation Protected Bond	PIMCO Real Return Portfolio (Administrative Class) Adviser: Pacific Investment Management Company LLC	1.07%	2.13%	1.93%	2.16%
Ultrashort Bond	PIMCO Short-Term Portfolio (Administrative Class) Adviser: Pacific Investment Management Company LLC	0.62%	6.05%	2.76%	2.40%
Form 6802

Type/Investment Objective	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Small Cap Blend Equity	Royce Micro-Cap Portfolio (Investment Class) Adviser: Royce & Associates, LP	1.18%	13.67%	11.00%	7.28%
Small Cap Value Equity	Royce Small-Cap Portfolio (Investment Class) Adviser: Royce & Associates, LP	1.14%	3.40%	7.17%	5.63%
*
Annual expenses reflect temporary fee reductions.
(1)
Available only in contracts with value allocated to this Fund as of May 1, 2023.
(2)
On November 25, 2024, AVIP AB Risk Managed Balanced Portfolio was renamed AVIP Constellation Dynamic Risk Balanced Portfolio. AllianceBernstein L.P. is no longer the sub-adviser to the Portfolio.
(3)
On November 25, 2024, AVIP iShares Managed Risk Balanced Portfolio, AVIP iShares Managed Risk Moderate Growth Portfolio, and AVIP iShares Managed Risk Growth Portfolio were renamed AVIP Constellation Managed Risk Balanced Portfolio, AVIP Constellation Managed Risk Moderate Growth Portfolio, and AVIP Constellation Managed Risk Growth Portfolio, respectively. BlackRock Investment Management, LLC. is no longer the sub-adviser to the Portfolios.
(4)
Effective August 1, 2024, the adviser for Federated Hermes Kaufmann Fund II portfolio changed from Federated Equity Management Company of Pennsylvania to Federated Global Investment Management Corp. Federated Global Investment Management Corp. was removed as subadviser.
Form 6802

Investment Options Available with Certain Optional Riders
Income Opportunity GLWB
Option 1 – Select A Single Option
Allocation: 100%
Investment Options
AVIP Moderately Conservative Model Portfolio
AVIP Balanced Model Portfolio
Option 2 – Select Multiple Options
Allocations:
	Minimum	Maximum
Any individual investment option included in any of the Categories	0%	50%
Category 1 Investment Options	20%	50%
Category 2 Investment Options	20%	80%
Category 3 Investment Options	0%	20%
Category 4 Investment Options	0%	10%
Investment Options:
CATEGORY 1	AVIP Bond Portfolio AVIP Federated Core Plus Bond Portfolio Fidelity® VIP Government Money Market Portfolio Janus Henderson Flexible Bond Portfolio	PIMCO Real Return Portfolio PIMCO Short-Term Portfolio PIMCO Low Duration Portfolio
CATEGORY 2
AVIP BlackRock Balanced Allocation Portfolio
AVIP S&P 500® Index Portfolio
AVIP Federated High Income Bond Portfolio
AVIP Constellation Dynamic Risk Balanced
Portfolio
AVIP BlackRock Advantage International Equity
Portfolio
AVIP Moderate Growth Model Portfolio
AVIP Growth Model Portfolio
AVIP Constellation Managed Risk Balanced
Portfolio
AVIP Constellation Managed Risk Moderate
Growth Portfolio
AVIP Constellation Managed Risk Growth
Portfolio
AVIP Intech U.S. Low Volatility Portfolio

AB VPS Global Risk Allocation-Moderate
Portfolio
Fidelity® VIP Target Volatility Portfolio
Franklin VolSmart Allocation VIP Fund
Goldman Sachs Trend Driven Allocation Fund
Janus Henderson Balanced Portfolio
Lazard Retirement Global Dynamic Multi-Asset
Portfolio
ClearBridge Variable Large Cap Value Portfolio
MFS® Total Return Series
PIMCO Global Bond Opportunities Portfolio
(Unhedged)

Form 6802

CATEGORY 3
AVIP Fidelity Institutional AM® Equity Growth
Portfolio
AVIP AB Mid Cap Core Portfolio
AVIP BlackRock Advantage Large Cap Core
Portfolio
AVIP BlackRock Advantage Large Cap Growth
Portfolio
AVIP Nasdaq-100® Index Portfolio
AVIP S&P MidCap 400® Index Portfolio
AVIP BlackRock Advantage Large Cap Value
Portfolio
AB VPS Relative Value Portfolio
Invesco V.I. EQV International Equity Fund
Federated Hermes Kaufmann Fund II
Fidelity® VIP Equity-Income Portfolio
Fidelity® VIP Growth Portfolio
Fidelity® VIP Mid Cap Portfolio

Franklin DynaTech VIP Fund
Franklin Allocation VIP Fund
Franklin Income VIP Fund
Templeton Foreign VIP Fund
Goldman Sachs Strategic Growth Fund
Goldman Sachs U.S. Equity Insights Fund
Janus Henderson Research Portfolio
Janus Henderson Global Research Portfolio
Lazard Retirement US Small Cap Equity Select
Portfolio
ClearBridge Variable Dividend Strategy Portfolio
MFS® Mid Cap Growth Series
MFS® New Discovery Series
MFS® Massachusetts Investors Growth Stock
Portfolio

CATEGORY 4
AVIP BlackRock Advantage Small Cap Growth
Portfolio
AVIP AB Small Cap Portfolio
AB VPS Small Cap Growth Portfolio
Fidelity® VIP Real Estate Portfolio
Macquarie VIP Natural Resources
Macquarie VIP Science and Technology
Macquarie VIP Asset Strategy

Janus Henderson Overseas Portfolio
Lazard Retirement Emerging Markets Equity
Portfolio
Morgan Stanley VIF Growth Portfolio
PIMCO CommodityRealReturn® Strategy
Portfolio
Royce Micro-Cap Portfolio
Royce Small-Cap Portfolio

GLWB Plus and GPP (2012) Applied for on or after October 1, 2012
Allocations:
	Minimum	Maximum
Category 1 Investment Options	25%	100%
Any individual investment option included in Category 1	0%	50%
Category 2 Investment Options	0%	75%
Any individual investment option included in Category 2	0%	25%
Investment Options:
CATEGORY 1	AVIP Constellation Dynamic Risk Balanced Portfolio AVIP Constellation Managed Risk Balanced Portfolio AVIP Constellation Managed Risk Moderate Growth Portfolio	AB VPS Global Risk Allocation-Moderate Portfolio Franklin VolSmart Allocation VIP Fund
CATEGORY 2
AVIP Balanced Model Portfolio
AVIP BlackRock Balanced Allocation Portfolio
AVIP Intech U.S. Low Volatility Portfolio
AVIP Constellation Managed Risk Growth
Portfolio
Fidelity® VIP Target Volatility Portfolio
Goldman Sachs Trend Driven Allocation Fund Janus Henderson Balanced Portfolio Lazard Retirement Global Dynamic Multi-Asset Portfolio MFS® Total Return Series
Form 6802

Combo Death Benefit
Allocations:
	Minimum	Maximum
Category 1 Investment Options	25%	50%
Category 2 Investment Options	0%	75%
Category 3 Investment Options	0%	25%
Category 4 Investment Options	0%	10%
Investment Options:
CATEGORY 1	AVIP Bond Portfolio AVIP Federated Core Plus Bond Portfolio Fidelity® VIP Government Money Market Portfolio Janus Henderson Flexible Bond Portfolio	PIMCO Real Return Portfolio PIMCO Short-Term Portfolio PIMCO Low Duration Portfolio
CATEGORY 2
AVIP BlackRock Balanced Allocation Portfolio
AVIP S&P 500® Index Portfolio
AVIP BlackRock Advantage Large Cap Value
Portfolio
AVIP AB Mid Cap Core Portfolio
AVIP BlackRock Advantage Large Cap Growth
Portfolio
AVIP S&P MidCap 400® Index Portfolio
AVIP Constellation Dynamic Risk Balanced
Portfolio
AVIP Moderately Conservative Model Portfolio
AVIP Balanced Model Portfolio
AVIP Moderate Growth Model Portfolio
AVIP Growth Model Portfolio
AVIP Constellation Managed Risk Balanced
Portfolio
AVIP Constellation Managed Risk Moderate
Growth Portfolio
AVIP Constellation Managed Risk Growth
Portfolio
AVIP Intech U.S. Low Volatility Portfolio
AB VPS Relative Value Portfolio
AB VPS Global Risk Allocation-Moderate
Portfolio

BNY Mellon Appreciation Portfolio
Fidelity® VIP Growth Portfolio
Fidelity® VIP Equity-Income Portfolio
Fidelity® VIP Equity-Income Portfolio
Goldman Sachs U.S. Equity Insights Fund
Goldman Sachs Strategic Growth Fund
Janus Henderson Research Portfolio
Janus Henderson Balanced Portfolio
Janus Henderson Global Research Portfolio
Lazard Retirement Global Dynamic Multi-Asset
Portfolio
ClearBridge Variable Dividend Strategy Portfolio
ClearBridge Variable Large Cap Value Portfolio
Franklin Income VIP Fund
Franklin VolSmart Allocation VIP Fund
Franklin Allocation VIP Fund
MFS® Total Return Series
MFS® Massachusetts Investors Growth Stock
Portfolio
Neuberger Berman AMT Mid Cap Intrinsic Value
Portfolio

Form 6802

CATEGORY 3
AVIP AB Small Cap Portfolio
AVIP Nasdaq-100® Index Portfolio
AVIP BlackRock Advantage Large Cap Core
Portfolio
AVIP Fidelity Institutional AM® Equity Growth
Portfolio
Invesco V.I. EQV International Equity Fund
Federated Hermes Kaufmann Fund II
Fidelity® VIP Mid Cap Portfolio
Franklin DynaTech VIP Fund
Templeton Foreign VIP Fund
Goldman Sachs Trend Driven Allocation Fund

Macquarie VIP Asset Strategy
Macquarie VIP Science and Technology
Lazard Retirement International Equity Portfolio
Lazard Retirement US Small Cap Equity Select
Portfolio
MFS® Mid Cap Growth Series
Morgan Stanley VIF Growth Portfolio
Royce Micro-Cap Portfolio
Royce Small-Cap Portfolio

CATEGORY 4
AVIP BlackRock Advantage International Equity
Portfolio
AVIP Federated High Income Bond Portfolio
AVIP BlackRock Advantage Small Cap Growth
Portfolio
AB VPS Small Cap Growth Portfolio
Fidelity® VIP Real Estate Portfolio
Macquarie VIP Natural Resources

Janus Henderson Overseas Portfolio
Lazard Retirement Emerging Markets Equity
Portfolio
MFS® New Discovery Series
PIMCO Global Bond Opportunities Portfolio
(Unhedged)
PIMCO CommodityRealReturn® Strategy
Portfolio

Form 6802

Appendix B – Death Benefit Examples
The following provide examples of how the various Death Benefits work.
Basic Death Benefit Example
The following is an example of how the basic Death Benefit included with your contract works.
Assume you purchase a contract with an initial purchase payment of $100,000 and your contract comes with a built-in Basic Death Benefit. Further assume (i) in the first 6 years the return is 5% net of fees and each subsequent year’s return is -2% net of fees; (ii) you take a withdrawal of $10,000 on the last day of year 3; and (iii) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value and the Basic Death Benefit at the end of each contract year.
	Contract Value	Basic Death Benefit
Year 1 Starting Value	$100,000	$100,000
Year 1 Ending Value	$105,000	$100,000
Year 2 Ending Value	$110,250	$91,362
Year 3 Ending Value	$105,763	$91,362
Year 4 Ending Value	$111,051	$91,362
Year 5 Ending Value	$116,603	$91,362
Year 6 Ending Value	$122,433	$91,362
Year 7 Ending Value	$119,985	$91,362
Year 8 Ending Value	$117,585	$117,585
Year 9 Ending Value	$115,233	$117,585
Year 10 Ending Value	$112,929	$117,585
On every eighth anniversary the Basic Death Benefit steps-up to the Contract Value if it is higher than the existing Basic Death Benefit. In this example, you take a withdrawal of $10,000 in year 3 which reduces the Basic Death Benefit on a pro rata basis. Because the Contract Value is higher than the Basic Death Benefit on the eighth contract anniversary, the Basic Death Benefit is set equal to the Contract Value.
Annual Stepped-Up Death Benefit Example
The following is an example of how the Annual Stepped Up Death Benefit rider works.
Assume you purchase a contract with an initial purchase payment of $100,000 and select the Annual Stepped-Up Death Benefit. Further assume (i) in the first 5 years the return is 4% net of fees and each subsequent year’s return is -2% net of fees; (ii) you take a withdrawal of $10,000 on the last day of contract year 7; and (iii) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value and the Annual Stepped-Up Death Benefit value at the end of each contract year.
	Contract Value	Annual Step Up Value
Year 1 Starting Value	$100,000	$100,000
Year 1 Ending Value	$104,000	$104,000
Year 2 Ending Value	$108,160	$108,160
Year 3 Ending Value	$112,486	$112,486
Year 4 Ending Value	$116,986	$116,986
Year 5 Ending Value	$121,665	$121,665
Year 6 Ending Value	$119,232	$121,665
Year 7 Ending Value	$106,847	$111,253
Form 6802

	Contract Value	Annual Step Up Value
Year 8 Ending Value	$104,710	$111,253
Year 9 Ending Value	$102,616	$111,253
Year 10 Ending Value	$100,564	$111,253
On each anniversary prior to the annuitant’s 86th birthday, the Annual Stepped-Up Death Benefit will reset to the Contract Value when the Contract Value is higher than the Annual Stepped-Up Death Benefit value. In this example, in years 1-5 the Contract Value is higher than the prior Annual Stepped-Up Death Benefit value on the anniversary, therefore the Annual Stepped-Up Death Benefit resets to the Contract Value. In year 6, the Annual Stepped-Up Death Benefit value does not change because the Contract Value is lower. In year 7, there is a $10,000 withdrawal that causes a pro rata reduction to the Annual Stepped-Up Death Benefit. In years 8-10, the Annual Stepped-Up Death Benefit value does not change because the Contract Value is lower on each anniversary.
Combo Death Benefit
The following is an example of how the Combo Death Benefit rider works.
Assume you purchase a contract with an initial purchase payment of $100,000 and select the Combo Death Benefit rider. Further assume (i) in the first 5 years the return is 6% net of fees and each subsequent year’s return is -2% net of fees and (ii) You take a withdrawal of $5,000 at the end of year 8. The following shows your Contract Value and the Combo Death Benefit rider values at the end of each contract year.
	Contract Value	Death Benefit Annual Credit Calculation Base	Annual Credit Death Benefit Amount	Step-Up Death Benefit Amount
Year 1 Starting Value	$100,000	$100,000	$100,000	$100,000
Year 1 Ending Value	$106,000	$100,000	$106,000	$106,000
Year 2 Ending Value	$112,360	$100,000	$112,000	$112,360
Year 3 Ending Value	$119,102	$100,000	$118,000	$119,102
Year 4 Ending Value	$126,248	$100,000	$124,000	$126,248
Year 5 Ending Value	$133,823	$100,000	$130,000	$133,823
Year 6 Ending Value	$131,146	$100,000	$136,000	$133,823
Year 7 Ending Value	$128,523	$100,000	$142,000	$133,823
Year 8 Ending Value	$120,953	$95,000	$142,063	$128,510
Year 9 Ending Value	$118,534	$95,000	$147,763	$128,510
Year 10 Ending Value	$116,163	$95,000	$153,463	$128,510
On each anniversary 6% of the Death Benefit Annual Credit Calculation Base is added to your Annual Credit Death Benefit Amount. The Step-Up Death Benefit Amount is equal to the highest anniversary contract value, adjusted for withdrawals. At the end of year 1 the Contract Value, Annual Credit Death Benefit Amount and Step-Up Death Benefit Amount are all equal because they all earned 6%. In years 2-5 the Contract Value and Step-Up Death Benefit Amount are higher because the Contract Value is compounding at 6% per year. In years 6 and 7 the Annual Credit Death Benefit Amount continues to grow while the Step-Up Death Benefit Amount remains static because the anniversary Contract Value is lower than the Step-Up Death Benefit Amount on the contract anniversary. In year 8 the $5,000 withdrawal reduces the Death Benefit Annual Credit Calculation Base dollar for dollar; both the Annual Credit Death Benefit Amount and Step Up Death Benefit Amount are adjusted pro-rata. Starting in year 9 the Annual Credit Death Benefit Amount is increased by 6% of the new Death Benefit Annual Credit Calculation Base of $95,000.
Premium Protection rider
The following is an example of how the Premium Protection Rider works.
Form 6802

Assume you purchase a contract with an initial purchase payment of $100,000 and select the Premium Protection Rider, which can only be purchased in conjunction with a GLWB rider. Further assume (i) in the first year return is -5% net of fees and each subsequent year’s return is 3% net of fees; (ii) your initial GLWB maximum annual withdrawal rate is 5%; (iii) you start withdrawing the maximum amount allowed under the rider ($5,000) in year 1; (iv) you take a withdrawal of $10,000 on the last day of contract year 6; (v) you then continue to take the maximum allowable amount under your GLWB in the following years; and (vi) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value and Premium Protection GMDB amount at the end of each contract year.
	Contract Value	Premium Protection GMDB Amount
Year 1 Starting Value	$100,000	$100,000
Year 1 Ending Value	$90,000	$95,000
Year 2 Ending Value	$87,700	$90,000
Year 3 Ending Value	$85,331	$85,000
Year 4 Ending Value	$82,891	$80,000
Year 5 Ending Value	$80,378	$75,000
Year 6 Ending Value	$72,789	$65,000
Year 7 Ending Value	$70,294	$60,321
Year 8 Ending Value	$67,724	$55,643
Year 9 Ending Value	$65,077	$50,964
Year 10 Ending Value	$62,351	$46,286
In each year you take a withdrawal that does not exceed the maximum annual withdrawal under your GLWB, the Premium Protection death benefit will be reduced dollar for dollar. For withdrawals that are in excess of the maximum annual withdrawal under your GLWB, the portion that exceeds the maximum annual withdrawal will reduce your Premium Protection GMDB amount by the greater of dollar for dollar or pro rata. In this example, the excess withdrawal of $5,000 in year 6 reduced the Premium Protection GMDB amount dollar for dollar because the Contract Value was higher than the Premium Protection GMDB amount on the date of the withdrawal. The excess withdrawal also reduces the GLWB Base, which in turn lowers the maximum annual amount available for withdrawal under the GLWB and, therefore, bears on future reductions to the Premium Protection GMDB amount.
Premium Protection Plus Example
The following is an example of how the Premium Protection Plus Rider works.
Assume you purchase a contract with an initial purchase payment of $100,000, the annuitant is under age 76 at the time of purchase, and you select the Premium Protection Plus Rider, which can only be purchased in conjunction with a GLWB rider. Further assume (i) in the first year return is -5% net of fees and each subsequent year’s return is 3% net of fees; (ii) your initial GLWB maximum annual withdrawal rate is 5%; (iii) you start withdrawing the maximum amount allowed under the rider ($5,000) in year 1; (iv) you take a withdrawal of $10,000 on the last day of contract year 6; (v) you then continue to take the maximum allowable amount under your GLWB in the following years; and (vi) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value and Premium Protection Plus GMDB amount at the end of each contract year.
	Contract Value	Premium Protection Plus GMDB Amount
Year 1 Starting Value	$100,000	$100,000
Year 1 Ending Value	$90,000	$100,000
Year 2 Ending Value	$87,700	$100,000
Year 3 Ending Value	$85,331	$100,000
Form 6802

	Contract Value	Premium Protection Plus GMDB Amount
Year 4 Ending Value	$82,891	$100,000
Year 5 Ending Value	$80,378	$100,000
Year 6 Ending Value	$72,789	$93,572
Year 7 Ending Value	$70,294	$93,572
Year 8 Ending Value	$67,724	$93,572
Year 9 Ending Value	$65,077	$93,572
Year 10 Ending Value	$62,351	$93,572
In each year you take a withdrawal that does not exceed the maximum annual withdrawal under your GLWB, the Premium Protection Plus death benefit will not be reduced. For withdrawals that are in excess of the maximum annual withdrawal under your GLWB, the portion that exceeds the maximum annual withdrawal will reduce your Premium Protection Plus GMDB amount by the greater of dollar for dollar or pro rata. In this example, the excess withdrawal of $5,000 in year 6 reduced the Premium Protection Plus GMDB amount pro rata because the Contract Value was lower than the Premium Protection GMDB amount on the date of the withdrawal. The excess withdrawal also reduces the GLWB Base, which in turn lowers the maximum annual amount available for withdrawal under the GLWB and, therefore, bears on future reductions to the Premium Protection Plus GMDB amount.
5% GMDBR80 Plus Example
The following is an example of how the 5% GMDBR80 Plus rider works.
Assume you purchase a contract with an initial purchase payment of $100,000 and select the 5% GMDBR80 Plus. Further assume (i) a return of 3% annually net of fees; (ii) none of the assets are allocated to the Fixed Accumulation Account or a money market portfolio; (iii) you withdraw the maximum allowed of 5% of the GMDBR anniversary GMDB amount on the last day of each contract year beginning in year 4; and (iv) you don’t take any other withdrawals or add additional premium. The following shows your Contract Value and 5% GMDBR80 Plus GMDB amount at the end of each contract year.
	Contract Value	GMDBR Value
Year 1 Starting Value	$100,000	$100,000
Year 1 Ending Value	$103,000	$105,000
Year 2 Ending Value	$106,090	$110,250
Year 3 Ending Value	$109,273	$115,763
Year 4 Ending Value	$106,763	$115,763
Year 5 Ending Value	$104,178	$115,763
Year 6 Ending Value	$101,515	$115,763
Year 7 Ending Value	$98,772	$115,763
Year 8 Ending Value	$95,947	$115,763
Year 9 Ending Value	$93,037	$115,763
Year 10 Ending Value	$90,040	$115,763
In each year you do not take a withdrawal the rider grows at an annual effective rate of 5%. In years that you withdraw the maximum allowed under the rider, the 5% GMDBR80 Plus rider will have the same value at the end of each contract year.
Gain Enhancement Benefit Example
The following is an example of how the Gain Enhancement Benefit rider works.
Form 6802

Assume you purchase a contract with an initial purchase payment of $100,000 and select the Gain Enhancement Benefit rider. Further assume (i) for the first 9 years the Contract Value grows by 5% per year net of all fees and that in year 10 the return net of fees is -5%; and (ii) you do not add any additional premium or take any withdrawals. The following shows your Contract Value and Gain Enhancement Benefit value at the end of each contract year.
	Contract Value	Gain Enhancement Benefit Value
Year 1 Starting Value	$100,000	$0
Year 1 Ending Value	$105,000	$1,250
Year 2 Ending Value	$110,250	$2,563
Year 3 Ending Value	$115,763	$3,941
Year 4 Ending Value	$121,551	$5,388
Year 5 Ending Value	$127,628	$6,907
Year 6 Ending Value	$134,010	$8,502
Year 7 Ending Value	$140,710	$10,178
Year 8 Ending Value	$147,746	$11,936
Year 9 Ending Value	$155,133	$13,783
Year 10 Ending Value	$147,376	$11,844
The Gain Enhancement Benefit value is equal to 25% of the lesser of (i) two times total net purchase payments less pro rata withdrawals; and (ii) the Contract Value minus total net purchase payments less pro rata withdrawals, but can never exceed $1,000,000. In each of the first 9 years the Gain Enhancement Benefit value grows as the Contract Value increases. In year 10 the Gain Enhancement Benefit values decreases because the Contract Value decreases.
Gain Enhancement Benefit Plus Example
The following is an example of how the Gain Enhancement Benefit Plus rider works.
Assume you purchase a contract with an initial purchase payment of $100,000 and select the Gain Enhancement Benefit Plus rider. Further assume (i) for the first 9 years the Contract Value grows by 5% per year net of all fees and that in year 10 the return net of fees is -5%; and (ii) you do not add any additional premium or take any withdrawals. The following shows your Contract Value and Gain Enhancement Benefit Plus value at the end of each contract year.
	Contract Value	Gain Enhancement Benefit Plus value
Year 1 Starting Value	$100,000	$0
Year 1 Ending Value	$105,000	$2,000
Year 2 Ending Value	$110,250	$4,100
Year 3 Ending Value	$115,763	$6,305
Year 4 Ending Value	$121,551	$8,620
Year 5 Ending Value	$127,628	$11,051
Year 6 Ending Value	$134,010	$13,604
Year 7 Ending Value	$140,710	$16,284
Year 8 Ending Value	$147,746	$19,098
Year 9 Ending Value	$155,133	$22,053
Year 10 Ending Value	$147,376	$18,950
Form 6802

The Gain Enhancement Benefit Plus value is equal to 40% of the lesser of (i) two and half times total net purchase payments less pro rata withdrawals; and (ii) the Contract Value minus total net purchase payments less pro rata withdrawals. In each of the first 9 years the Gain Enhancement Benefit Plus value grows as the contract value increases. In year 10 the Gain Enhancement Benefit values decreases because the Contract Value decreases.
Form 6802

Appendix C – Guaranteed Principal Protection Example
The following is an example of how the GPP rider works.
Assume you purchase a contract with an initial purchase payment of $100,000 and select the GPP rider. Further assume (i) that for each of the first 5 years your return net of fees is 4% and that all subsequent year’s returns are -3% net of fees; (ii) you reset the guaranteed principal amount to the contract value at the end of year 5; and (iii) you take a withdrawal of $10,000 at the end of year 6. The following shows your Contract Value, Guaranteed Principal Amount and Eligible Contract Value at the end of each contract year.
	Contract Value	Eligible Contract Value	Guaranteed Principal Amount
Year 1 Starting Value	$100,000	$100,000	$100,000
Year 1 Ending Value	$104,000	$104,000	$100,000
Year 2 Ending Value	$108,160	$108,160	$100,000
Year 3 Ending Value	$112,486	$112,486	$100,000
Year 4 Ending Value	$116,986	$116,986	$100,000
Year 5 Ending Value	$121,665	$121,665	$121,665
Year 6 Ending Value	$109,232	$109,232	$111,461
Year 7 Ending Value	$107,047	$107,047	$111,461
Year 8 Ending Value	$104,906	$104,906	$111,461
Year 9 Ending Value	$102,808	$102,808	$111,461
Year 10 Ending Value	$100,752	$100,752	$111,461
Year 11 Ending Value	$98,737	$98,737	$111,461
Year 12 Ending Value	$96,762	$96,762	$111,461
Year 13 Ending Value	$94,827	$94,827	$111,461
Year 14 Ending Value	$92,931	$92,931	$111,461
Year 15 Ending Value	$111,461	N/A	N/A
During each year you do not take a withdrawal your Guaranteed Principal Amount (GPA) will remain the same regardless of market performance. The Eligible Contract Value (ECV) is the current value of any premiums made in the first 6 months. After 5 years you may reset the GPA and ECV to the Contract Value on the anniversary. You must wait at least 5 years between resets and you cannot reset once the annuitant has attained age 80. Resets start a new 10-year rider term. All withdrawals, such as the one taken in year 6, reduce the GPA in a pro rata fashion. Upon reaching the 10th anniversary of the later of the issue date and the last rider reset date, the Contract Value will be automatically adjusted by the difference between the GPA and ECV if greater than zero. In the example that adjustment was made at the end of year 15, at which point the rider terminates.
Form 6802

Appendix D – Income Opportunity GLWB Prior Rates
The following rates are for Income Opportunity GLWB riders applied for on or after May 1, 2018.
Annual Credit Rate
The annual credit rates for the Income Opportunity GLWB and Income Opportunity GLWB (Joint Life) are:
Rider	Annual Credit
Income Opportunity GLWB	5.5%
Income Opportunity GLWB (Joint Life)	5.5%
MAW Rates
The MAW Rates for the Income Opportunity GLWB and Income Opportunity GLWB (Joint Life) are:

Income Opportunity GLWB
Annuitant’s Age	MAW Rate
59½ to 64	4.00%
65 to 69	5.10%
70 to 74	5.20%
75 to 79	5.50%
80 to 84	6.00%
85+	6.50%

Income Opportunity GLWB (Joint Life)
Youngest Participating Spouse’s Age	MAW Rate
59½ to 64	3.50%
65 to 69	4.75%
70 to 74	5.00%
75 to 79	5.25%
80 to 84	5.50%
85+	6.00%
Rider Charges
The current charges for the Income Opportunity GLWB and Income Opportunity GLWB (Joint Life) are:
Rider	Current Charge
Income Opportunity GLWB	1.20%
Income Opportunity GLWB (Joint Life)	1.50%
Investment Restriction Allocation Requirements
With the Income Opportunity GLWB and Income Opportunity GLWB (Joint Life), if you choose to allocate your purchase payments and Contract Value in accordance with Option 2, the current required allocations for the Categories and any individual investment option included in Option 2 are:
	Minimum	Maximum
Any individual investment option included in any of the Categories	0%	50%
Category 1 Investment Options	20%	50%
Category 2 Investment Options	20%	80%
Category 3 Investment Options	0%	20%
Category 4 Investment Options	0%	10%
Form 6802

Appendix E – Income Opportunity GLWB Example
The following provides an example of how the Income Opportunity GLWB works.
Assume you purchase a contract with an initial purchase payment of $100,000 and select the Income Opportunity GLWB rider. Further assume (i) the annuitant is age 62 at the time of purchase; (ii) you take a withdrawal of $4,862 (your MAW amount) in year three; one of $40,000 in year eight; and one of $6,317 (your MAW amount) in each of years nine and 10 and take no other withdrawals in the first 10 years, (iii) you make an additional purchase payment of $10,000 in year two, (iv) during year four your Contract Value increases to $140,000, net of contract expenses and charges, due to market performance, and (v) the market is flat, net of contract expenses and charges, in the other years. The following shows the various values as of the beginning of each of the first 10 contract years under the Income Opportunity GLWB rider with these assumptions:
Contract Year	Age	Contract Value	Annual Credit Calculation Base	Annual Credit GLWB Base	Step-Up GLWB Base	GLWB Base	MAW Rate	MAW Available
1	62	100,000	100,000	100,000	100,000	100,000	4.0%	4,000
2	63	100,000	100,000	105,500	100,000	105,500	4.0%	4,220
3	64	110,000	110,000	121,550	115,500	121,550	4.0%	4,862
4	65	105,138	110,000	0	121,550	121,550	4.0%	4,862
5	66	140,000	140,000	140,000	140,000	140,000	5.10%	7,140
6	67	140,000	140,000	147,700	140,000	147,700	5.10%	7,533
7	68	140,000	140,000	155,400	147,700	155,400	5.10%	7,925
8	69	140,000	140,000	163,100	155,400	163,100	5.10%	8,318
9	70	100,000	123,859	0	123,859	123,859	5.10%	6,317
10	71	93,683	123,859	0	123,859	123,859	5.10%	6,317
11	72	87,366	123,859	0	123,859	123,859	5.10%	6,317
The additional purchase payment in year two increases the various bases by the amount of the purchase payment at the time it is made. Because you took withdrawals in years three, eight, nine and 10, you are not eligible for an annual credit in those years. The initial withdrawal in year three sets your MAW Rate at 4.0%. Due to the increase in Contract Value in year four, all of the bases are reset to the Contract Value at the beginning of year five, and a new 10-year annual credit period begins. Additionally, you are eligible for an increased MAW based on your age at your next withdrawal. The withdrawal in year eight is an excess withdrawal and, therefore, reduces the various bases pro-rata.
Form 6802

Appendix F – GLWB Plus Example
The following provides an example of how the annual credit base and withdrawals work under the GLWB Plus.
GLWB Plus applied for on or after May 1, 2013
Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB Plus rider. Further assume (i) the annuitant is age 65 at the time of purchase; (ii) you take a withdrawal of $1,000 in year five and one of $50,000 in year six and take no other withdrawals in the first ten years, (iii) you make an additional purchase payment of $50,000 in year three and one of $10,000 in year eight, (iv) during year one your Contract Value increases $30,000, net of contract expenses and charges, due to market performance, and (v) the market is flat, net of contract expenses and charges, over the next ten years of your contract. Your initial GLWB base and Annual Credit Calculation Base is $100,000. Since you took no withdrawals in years one, you receive a $6,000 credit on the first contract anniversary (6% of $100,000 Annual Credit Calculation Base) and your annual credit base is $106,000 after year one.
Your GLWB base is the greater of your annual credit base and your step-up base. Your Contract Value increased by $30,000 during year one due to market performance, so at the beginning of year two your GLWB base is set equal to the step-up base of $130,000, i.e. your then current Contract Value, which is greater than your annual credit base. Because your GLWB base was set equal to the step-up base, you start a new ten-year annual credit period, unless you chose to decline the step-up. Your Annual Credit Calculation Base is set equal to the GLWB base of $130,000. You receive an annual credit at the end of year two of $7,800 (6% of $130,000 Annual Credit Calculation Base). Your annual credit base and GLWB base are $137,800 after year two ($130,000 prior GLWB base + $7,800 annual credit).
At the start of year three, you make an additional purchase payment of $50,000, so your Annual Credit Calculation Base increases to $180,000 ($130,000 prior Annual Credit Calculation Base + $50,000 additional purchase payment). Your GLWB base immediately increases with the additional purchase payment to $187,800 ($137,800 prior GLWB base + $50,000 additional purchase payment). Your annual credit at the end of year three is $10,800 (6% of $180,000 Annual Credit Calculation Base). Your annual credit base after year three, therefore, is $198,600 ($137,800 prior GLWB base + $50,000 purchase payment + $10,800 annual credit), and your GLWB base is set equal to your annual credit base. Your Contract Value also increases to $180,000 with the additional purchase payment of $50,000.
In year four you take no withdrawals and make no additional purchase payments. Your annual credit for year four is $10,800 (6% of $180,000 Annual Credit Calculation Base), so your annual credit base, and, therefore, your GLWB base at the end of year four is $209,400 ($198,600 prior GLWB base + $10,800 annual credit).
In year five, when the annuitant is age 70 and your maximum annual withdrawal amount under the rider is $10,470 (5.0% of $209,400), you take a withdrawal of $1,000. Your Contract Value is reduced to $179,000. Because your withdrawal is less than the maximum annual withdrawal, your GLWB base is not reduced by the withdrawal and remains $209,400. Further, because you took a withdrawal, you are not eligible for the annual credit in year five.
In year six, when the annuitant is age 71 and your maximum annual withdrawal amount under the rider is $10,470 (5.0% of $209,400), you take a withdrawal of $50,000. Because your withdrawal exceeds your maximum annual withdrawal amount, $39,530 of it is an excess withdrawal and you are not eligible for an annual credit at the end of year six. Your Contract Value after the allowed withdrawal of $10,470 was $168,530 ($179,000 — $10,470). Upon the excess withdrawal, your GLWB base is set equal to $160,284, i.e. $209,400 x (1 — $39,530/$168,530). Because the GLWB base after adjustment for the excess withdrawal of $160,284 is less than the Annual Credit Calculation Base of $180,000, the Annual Credit Calculation Base is set equal to the GLWB base of $160,284.
In year seven you take no withdrawals and make no additional purchase payments. Your annual credit for year seven is $9,617 (6% of $160,284 Annual Credit Calculation Base), so your annual credit base, and therefore, your GLWB base at the end of the year seven is $169,901 ($160,284 prior GLWB base + $9,617 annual credit).
At the start of year eight, you make an additional purchase payment of $10,000. Your GLWB base immediately increases with the additional purchase payment to $179,901 ($169,901 prior GLWB base + $10,000 additional purchase payment). Your Annual Credit Calculation Base increases to $170,284 ($160,284 prior Annual Credit Calculation Base + $10,000 additional purchase payment). Your annual credit at the end of year eight is $10,217 (6% of $170,284 Annual Credit Calculation Base). Your annual credit base at the end of year eight, therefore, is $190,118 ($169,901 prior GLWB base + $10,000 additional purchase payment + $10,217 annual credit), and your GLWB base is set equal to your annual credit base.
Since you take no more withdrawals and add no more purchase payments in years nine and ten, for each year, your annual credit will be $10,217 (6% of $170,284 Annual Credit Calculation Base). Furthermore, since the market is flat, your GLWB base increases each of those years by the amount of the annual credit to $200,335 for year nine and $210,552 for year ten.
Form 6802

You started a new ten-year annual credit period at the beginning of year two because your GLWB base was set equal to the step-up base so you are eligible for the annual credit in year eleven. Since you took no withdrawals or made no purchase payments in year eleven, you receive an annual credit of $10,217 (6% of $170,284 Annual Credit Calculation Base) and your GLWB base after year eleven is $220,769 ($210,552 prior GLWB base + $10,217 annual credit).
GLWB Plus applied for between March 25, 2013 and May 1, 2013
Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB Plus rider. Further assume (i) the annuitant is age 65 at the time of purchase; (ii) you take a withdrawal of $1,000 in year five and one of $50,000 in year six and take no other withdrawals in the first ten years, (iii) you make an additional purchase payment of $50,000 in year three and one of $10,000 in year eight, (iv) during year one your Contract Value increases $30,000, net of contract expenses and charges, due to market performance, and (v) the market is flat, net of contract expenses and charges, over the next ten years of your contract. Your initial GLWB base and Annual Credit Calculation Base is $100,000. Since you took no withdrawals in years one, you receive a $6,000 credit on the first contract anniversary (6% of $100,000 Annual Credit Calculation Base) and your annual credit base is $106,000 after year one.
Your GLWB base is the greater of your annual credit base and your step-up base. Your Contract Value increased by $30,000 during year one due to market performance, so at the beginning of year two your GLWB base is set equal to the step-up base of $130,000, i.e. your then current Contract Value, which is greater than your annual credit base. Because your GLWB base was set equal to the step-up base, you start a new ten-year annual credit period, unless you chose to decline the step-up. Your Annual Credit Calculation Base is set equal to the GLWB base of $130,000. You receive an annual credit at the end of year two of $7,800 (6% of $130,000 Annual Credit Calculation Base). Your annual credit base and GLWB base are $137,800 after year two ($130,000 prior GLWB base + $7,800 annual credit).
At the start of year three, you make an additional purchase payment of $50,000, so your Annual Credit Calculation Base increases to $180,000 ($130,000 prior Annual Credit Calculation Base + $50,000 additional purchase payment). Your GLWB base immediately increases with the additional purchase payment to $187,800 ($137,800 prior GLWB base + $50,000 additional purchase payment). Your annual credit at the end of year three is $10,800 (6% of $180,000 Annual Credit Calculation Base). Your annual credit base after year three, therefore, is $198,600 ($137,800 prior GLWB base + $50,000 purchase payment + $10,800 annual credit), and your GLWB base is set equal to your annual credit base. Your Contract Value also increases to $180,000 with the additional purchase payment of $50,000.
In year four you take no withdrawals and make no additional purchase payments. Your annual credit for year four is $10,800 (6% of $180,000 Annual Credit Calculation Base), so your annual credit base, and, therefore, your GLWB base at the end of year four is $209,400 ($198,600 prior GLWB base + $10,800 annual credit).
In year five, when the annuitant is age 70 and your maximum annual withdrawal amount under the rider is $9,423 (4.50% of $209,400), you take a withdrawal of $1,000. Your Contract Value is reduced to $179,000. Because your withdrawal is less than the maximum annual withdrawal, your GLWB base is not reduced by the withdrawal and remains $209,400. Further, because you took a withdrawal, you are not eligible for the annual credit in year five.
In year six, when the annuitant is age 71 and your maximum annual withdrawal amount under the rider is $9,423 (4.50% of $209,400), you take a withdrawal of $50,000. Because your withdrawal exceeds your maximum annual withdrawal amount, $40,577 of it is an excess withdrawal and you are not eligible for an annual credit at the end of year six. Your Contract Value after the allowed withdrawal of $9,423 was $169,577 ($179,000 — $9,423). Upon the excess withdrawal, your GLWB base is set equal to $159,294, i.e. $209,400 x (1 — $40,577/$169,577). Because the GLWB base after adjustment for the excess withdrawal of $159,294 is less than the Annual Credit Calculation Base of $180,000, the Annual Credit Calculation Base is set equal to the GLWB base of $159,294.
In year seven you take no withdrawals and make no additional purchase payments. Your annual credit for year seven is $9,558 (6% of $159,294 Annual Credit Calculation Base), so your annual credit base, and therefore, your GLWB base at the end of the year seven is $168,852 ($159,294 prior GLWB base + $9,558 annual credit).
At the start of year eight, you make an additional purchase payment of $10,000. Your GLWB base immediately increases with the additional purchase payment to $178,852 ($168,852 prior GLWB base + $10,000 additional purchase payment). Your Annual Credit Calculation Base increases to $169,294 ($159,294 prior Annual Credit Calculation Base + $10,000 additional purchase payment). Your annual credit at the end of year eight is $10,158 (6% of $169,294 Annual Credit Calculation Base). Your annual credit base at the end of year eight, therefore, is $189,009 ($168,852 prior GLWB base + $10,000 additional purchase payment + $10,158 annual credit), and your GLWB base is set equal to your annual credit base.
Form 6802

Since you take no more withdrawals and add no more purchase payments in years nine and ten, for each year, your annual credit will be $10,158 (6% of $169,294 Annual Credit Calculation Base). Furthermore, since the market is flat, your GLWB base increases each of those years by the amount of the annual credit to $199,167 for year nine and $209,325 for year ten.
You started a new ten-year annual credit period at the beginning of year two because your GLWB base was set equal to the step-up base so you are eligible for the annual credit in year eleven. Since you took no withdrawals or made no purchase payments in year eleven, you receive an annual credit of $10,158 (6% of $169,294 Annual Credit Calculation Base) and your GLWB base after year eleven is $219,482 ($209,325 prior GLWB base + $10,158 annual credit).
GLWB Plus applied for between December 3, 2012 and March 25, 2013
Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB Plus rider. Further assume (i) the annuitant is age 65 at the time of purchase; (ii) you take a withdrawal of $1,000 in year five and one of $50,000 in year six and take no other withdrawals in the first ten years, (iii) you make an additional purchase payment of $50,000 in year three and one of $10,000 in year eight, (iv) during year one your Contract Value increases $30,000, net of contract expenses and charges, due to market performance, and (v) the market is flat, net of contract expenses and charges, over the next ten years of your contract. Your initial GLWB base and Annual Credit Calculation Base is $100,000. Since you took no withdrawals in years one, you receive a $7,000 credit on the first contract anniversary (7% of $100,000 Annual Credit Calculation Base) and your annual credit base is $107,000 after year one.
Your GLWB base is the greater of your annual credit base and your step-up base. Your Contract Value increased by $30,000 during year one due to market performance, so at the beginning of year two your GLWB base is set equal to the step-up base of $130,000, i.e. your then current Contract Value, which is greater than your annual credit base. Because your GLWB base was set equal to the step-up base, you start a new ten-year annual credit period, unless you chose to decline the step-up. Your Annual Credit Calculation Base is set equal to the GLWB base of $130,000. You receive an annual credit at the end of year two of $9,100 (7% of $130,000 Annual Credit Calculation Base). Your annual credit base and GLWB base are $139,100 after year two ($130,000 prior GLWB base + $9,100 annual credit).
At the start of year three, you make an additional purchase payment of $50,000, so your Annual Credit Calculation Base increases to $180,000 ($130,000 prior Annual Credit Calculation Base + $50,000 additional purchase payment). Your GLWB base immediately increases with the additional purchase payment to $189,100 ($139,100 prior GLWB base + $50,000 additional purchase payment). Your annual credit at the end of year three is $12,600 (7% of $180,000 Annual Credit Calculation Base). Your annual credit base after year three, therefore, is $201,700 ($139,100 prior GLWB base + $50,000 purchase payment + $12,600 annual credit), and your GLWB base is set equal to your annual credit base. Your Contract Value also increases to $180,000 with the additional purchase payment of $50,000.
In year four you take no withdrawals and make no additional purchase payments. Your annual credit for year four is $12,600 (7% of $180,000 Annual Credit Calculation Base), so your annual credit base, and, therefore, your GLWB base at the end of year four is $214,300 ($201,700 prior GLWB base + $12,600 annual credit).
In year five, when the annuitant is age 70 and your maximum annual withdrawal amount under the rider is $10,715 (5.00% of $214,300), you take a withdrawal of $1,000. Your Contract Value is reduced to $179,000. Because your withdrawal is less than the maximum annual withdrawal, your GLWB base is not reduced by the withdrawal and remains $214,300. Further, because you took a withdrawal, you are not eligible for the annual credit in year five.
In year six, when the annuitant is age 71 and your maximum annual withdrawal amount under the rider is $10,715 (5.00% of $214,300), you take a withdrawal of $50,000. Because your withdrawal exceeds your maximum annual withdrawal amount, $39,285 of it is an excess withdrawal and you are not eligible for an annual credit at the end of year six. Your Contract Value after the allowed withdrawal of $10,715 was $168,285 ($179,000 — $10,715). Upon the excess withdrawal, your GLWB base is set equal to $164,273, i.e. $214,300 x (1 — $39,285/$168,285). Because the GLWB base after adjustment for the excess withdrawal of $164,273 is less than the Annual Credit Calculation Base of $180,000, the Annual Credit Calculation Base is set equal to the GLWB base of $164,273.
In year seven you take no withdrawals and make no additional purchase payments. Your annual credit for year seven is $11,499 (7% of $164,273 Annual Credit Calculation Base), so your annual credit base, and therefore, your GLWB base at the end of the year seven is $175,772 ($164,273 prior GLWB base + $11,499 annual credit).
At the start of year eight, you make an additional purchase payment of $10,000. Your GLWB base immediately increases with the additional purchase payment to $185,772 ($175,772 prior GLWB base + $10,000 additional purchase payment). Your Annual Credit Calculation Base increases to $174,273 ($164,273 prior Annual Credit Calculation Base +
Form 6802

$10,000 additional purchase payment). Your annual credit at the end of year eight is $12,199 (7% of $174,273 Annual Credit Calculation Base). Your annual credit base at the end of year eight, therefore, is $197,971 ($175,772 prior GLWB base + $10,000 additional purchase payment + $12,199 annual credit), and your GLWB base is set equal to your annual credit base.
Since you take no more withdrawals and add no more purchase payments in years nine and ten, for each year, your annual credit will be $12,199 (7% of $174,273 Annual Credit Calculation Base). Furthermore, since the market is flat, your GLWB base increases each of those years by the amount of the annual credit to $210,170 for year nine and $222,370 for year ten.
You started a new ten-year annual credit period at the beginning of year two because your GLWB base was set equal to the step-up base so you are eligible for the annual credit in year eleven. Since you took no withdrawals or made no purchase payments in year eleven, you receive an annual credit of $12,199 (7% of $174,273 Annual Credit Calculation Base) and your GLWB base after year eleven is $234,569 ($222,370 prior GLWB base + $12,199 annual credit).
GLWB Plus applied for before December 3, 2012
Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB Plus rider. Further assume (i) the annuitant is age 65 at the time of purchase; (ii) you take a withdrawal of $1,000 in year five and one of $50,000 in year six and take no other withdrawals in the first ten years, (iii) you make an additional purchase payment of $50,000 in year three and one of $10,000 in year eight, (iv) during year one your Contract Value increases $30,000, net of contract expenses and charges, due to market performance, and (v) the market is flat, net of contract expenses and charges, over the next ten years of your contract. Your initial GLWB base and Annual Credit Calculation Base is $100,000. Since you took no withdrawals in years one, you receive a $8,000 credit on the first contract anniversary (8% of $100,000 Annual Credit Calculation Base) and your annual credit base is $108,000 after year one.
Your GLWB base is the greater of your annual credit base and your step-up base. Your Contract Value increased by $30,000 during year one due to market performance, so at the beginning of year two your GLWB base is set equal to the step-up base of $130,000, i.e. your then current Contract Value, which is greater than your annual credit base. Because your GLWB base was set equal to the step-up base, you start a new ten-year annual credit period, unless you chose to decline the step-up. Your Annual Credit Calculation Base is set equal to the GLWB base of $130,000. You receive an annual credit at the end of year two of $10,400 (8% of $130,000 Annual Credit Calculation Base). Your annual credit base and GLWB base are $140,400 after year two ($130,000 prior GLWB base + $10,400 annual credit).
At the start of year three, you make an additional purchase payment of $50,000, so your Annual Credit Calculation Base increases to $180,000 ($130,000 prior Annual Credit Calculation Base + $50,000 additional purchase payment). Your GLWB base immediately increases with the additional purchase payment to $190,400 ($140,400 prior GLWB base + $50,000 additional purchase payment). Your annual credit at the end of year three is $14,400 (8% of $180,000 Annual Credit Calculation Base). Your annual credit base after year three, therefore, is $204,800 ($140,400 prior GLWB base + $50,000 purchase payment + $14,400 annual credit), and your GLWB base is set equal to your annual credit base. Your Contract Value also increases to $180,000 with the additional purchase payment of $50,000.
In year four you take no withdrawals and make no additional purchase payments. Your annual credit for year four is $14,400 (8% of $180,000 Annual Credit Calculation Base), so your annual credit base, and, therefore, your GLWB base at the end of year four is $219,200 ($204,800 prior GLWB base + $14,400 annual credit).
In year five, when the annuitant is age 70 and your maximum annual withdrawal amount under the rider is $10,960 (5.00% of $219,200), you take a withdrawal of $1,000. Your Contract Value is reduced to $179,000. Because your withdrawal is less than the maximum annual withdrawal, your GLWB base is not reduced by the withdrawal and remains $219,200. Further, because you took a withdrawal, you are not eligible for the annual credit in year five. In year six, when the annuitant is age 71 and your maximum annual withdrawal amount under the rider is $10,960 (5.00% of $219,200), you take a withdrawal of $50,000. Because your withdrawal exceeds your maximum annual withdrawal amount, $39,040 of it is an excess withdrawal and you are not eligible for an annual credit at the end of year six. Your Contract Value after the allowed withdrawal of $10,960 was $168,040 ($179,000 — $10,960). Upon the excess withdrawal, your GLWB base is set equal to $168,274, i.e. $219,200 x (1 — $38,821/$167,821). Because the GLWB base after adjustment for the excess withdrawal of $168,274 is less than the Annual Credit Calculation Base of $180,000, the Annual Credit Calculation Base is set equal to the GLWB base of $168,274.
In year seven you take no withdrawals and make no additional purchase payments. Your annual credit for year seven is $13,462 (8% of $168,274 Annual Credit Calculation Base), so your annual credit base, and therefore, your GLWB base at the end of the year seven is $181,736 ($168,274 prior GLWB base + $13,462 annual credit).
Form 6802

At the start of year eight, you make an additional purchase payment of $10,000. Your GLWB base immediately increases with the additional purchase payment to $191,736 ($181,736 prior GLWB base + $10,000 additional purchase payment). Your Annual Credit Calculation Base increases to $178,274 ($168,274 prior Annual Credit Calculation Base + $10,000 additional purchase payment). Your annual credit at the end of year eight is $14,262 (8% of $178,274 Annual Credit Calculation Base). Your annual credit base at the end of year eight, therefore, is $205,998 ($181,736 prior GLWB base + $10,000 additional purchase payment + $14,262 annual credit), and your GLWB base is set equal to your annual credit base.
Since you take no more withdrawals and add no more purchase payments in years nine and ten, for each year, your annual credit will be $14,262 (8% of $178,274 Annual Credit Calculation Base). Furthermore, since the market is flat, your GLWB base increases each of those years by the amount of the annual credit to $220,260 for year nine and $234,522 for year ten.
You started a new ten-year annual credit period at the beginning of year two because your GLWB base was set equal to the step-up base so you are eligible for the annual credit in year eleven. Since you took no withdrawals or made no purchase payments in year eleven, you receive an annual credit of $14,262 (8% of $178,274 Annual Credit Calculation Base) and your GLWB base after year eleven is $248,784 ($234,522 prior GLWB base + $14,262 annual credit).
Form 6802

Appendix G – IRA Disclosure Statement
This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEPP-IRA) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service.
Free Look Period
The annuity contract offered by this prospectus gives you the opportunity to revoke the contract for a full refund within 10 days after you receive it (or a longer period as may be required by your state law) and for IRAs, get a refund of the greater of your purchase payments or the current Contract Value if you exercise your free look. Any purchase payments in these states to be allocated to variable Funds may first be allocated to the Fidelity® VIP Government Money Market Portfolio until the end of the free look period. If you are a California resident 60 years old or older and at the time you apply for your contract you elect to receive a return of your purchase payments if you exercise your free look, any purchase payments to be allocated to variable Funds will first be allocated to the Fixed Accumulation Account until the end of the free look period. We deem you to receive the contract and the free look period to begin five days after we mail your contract to you. This is a more liberal provision than is required in connection with IRAs. To exercise this “free-look” provision, you must return the contract to us within the free look period. We must receive your contract at our home office (the address listed on the first page of the prospectus) by 4:00 p.m. Eastern time on the last day of the free look period.
Eligibility Requirements
IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.
Contributions and Deductions
Contributions to a traditional IRA will be deductible if you are not an “active participant” in an employer maintained qualified retirement plan or if you have Adjusted Gross Income which does not exceed the “applicable dollar limit”. For a single taxpayer, the applicable dollar limitation is $79,000 in 2025, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $79,000 and $89,000. For married couples filing jointly, the applicable dollar limitation is $126,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $126,000-$146,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $89,000 for individuals and $146,000 for married couples filing jointly. IRA contributions must be made by no later than the time you file your income tax return for that year. Special limits apply for the non-active participant spouse where a joint return is filed with an active participant.
The IRA maximum annual contribution and the associated tax deduction is limited to the lesser of: (1) $7,000 in 2025 or (2) 100% of your earned compensation. Those age 50 or older may make an additional IRA contribution of $1,000 per year in 2025. In the case of any taxable year beginning in a calendar year after 2025, the $1,000 shall be increased and rounded annually as stipulated in Code Sections 219(b)(5)(B)(ii), 219 (b)(5)(C)(iii) and 219(b)(5)(D). Contributions in excess of the limits may be subject to penalty. See below.
The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) $7,000 or (2) 100% of taxable alimony.
Contributions made by your employer to your SEPP-IRA are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEPP-IRA will be entitled to elect to have their employer make contributions to their SEPP-IRA on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee’s behalf to the SEPP, the employee’s salary is reduced by the amount of the contribution and those funds are not treated as current taxable income. Salary-reduction SEPP-IRAs (also called “SARSEPs”) are available only if at least 50% of the employees elect to have amounts contributed to the SEPP-IRA and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPs may no longer be established. Elective deferrals under a SARSEP are subject to an inflation-adjusted limit which is $23,500 for 2025.
Form 6802

Under a SEPP-IRA agreement, the maximum annual contribution which your employer may make on your behalf to a SEPP-IRA contract which is excludable from your income is the lesser of 25% of your salary or $70,000 in 2025. An employee who is a participant in a SEPP-IRA agreement may make after-tax contributions to the SEPP-IRA contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above. The Internal Revenue Service has reviewed the format of your SEPP-IRA and issued an opinion letter to us stating that it qualifies as a prototype SEPP-IRA.
If you or your employer should contribute more than the maximum contribution amount to your IRA or SEPP-IRA, the excess amount will be considered an “excess contribution”. You may withdraw an excess contribution from your IRA (or SEPP-IRA) before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.
Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year.
An individual retirement annuity must be an annuity contract. In our opinion, the optional additional death benefits available under the contract are part of the annuity contract. There is a risk, however, that the Internal Revenue Service would take the position that one or more of the optional additional death benefits are not part of the annuity contract. In such a case, the charges for the optional additional death benefits would be considered distributions from the IRA and would be subject to tax, including penalty taxes. The charges for the optional additional death benefits would not be deductible. It is possible that the IRS could determine that optional death proceeds in excess of the greater of the Contract Value or net purchase payments are taxable to your beneficiary. Should the IRS so rule, we may have to tax report such excess death benefits as taxable income to your beneficiary. If the IRS were to take such a position, we would take all reasonable steps to avoid this result, including the right to amend the contract, with appropriate notice to you. The contracts may not be eligible for use in Puerto Rico IRAs.
IRA for Non-working Spouse
If you establish an IRA for yourself, you may also be eligible to establish an IRA for your “non-working” spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to $14,000 may be made to the two IRAs if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRA’s; (ii) $14,000; or (iii) 100% of your combined gross income.
Contributions in excess of the contribution limits may be subject to penalty. See above under “Contributions and Deductions”. If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.
Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.
Rollover Contribution
Once every year, you may withdraw any portion of the value of your IRA (or SEPP-IRA) and move it to another IRA. Withdrawals may also be made from other IRAs and contributed to this contract. Note – you are limited to one rollover per year regardless of how many IRA contracts you own. This transfer of funds from one IRA to another is called a “rollover” IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You are not allowed a tax-deduction for the amount of any rollover contribution. Transfers of funds directly from one IRA to another IRA, if done properly, is not a rollover and is not subject to the once per year limitation.
A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. You may later roll over such a contribution to another qualified retirement plan. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.)
Form 6802

Premature Distributions
At no time can an interest in your IRA (or SEPP-IRA) be forfeited. The federal tax law does not permit you to use your IRA (or SEPP-IRA) as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA (or SEPP-IRA) to anyone. Use of an IRA (or SEPP-IRA) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% penalty tax if you are not at least age 59 1∕2 or totally disabled. (You may, however, assign your IRA (or SEPP-IRA) without penalty to your former spouse in accordance with the terms of a divorce decree.)
You may withdraw part of the value of your IRA (or SEPP-IRA). If a withdrawal does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 1∕2 or totally disabled or the withdrawal meets the requirements of another exception contained in the Code, unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.
The 10% penalty tax does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1∕2 or are disabled.
Distribution at Retirement
Once you have attained age 59 1∕2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEPP-IRA) regardless of when you actually retire. You may elect to receive the distribution in either one sum or under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them unless nondeductible contributions were made to the IRA. In that case, only earnings will be income.
Required Minimum Distributions
Required Minimum Distributions are required to be taken from this contract as of the owner’s Required Beginning Date (“RBD”). The RBD for individuals born on or after July 1, 1949 is April 1 of the year following the year in which the individual attains age 72. For individuals born before July 1, 1949, the RBD is April 1 of the year following the year in which the individual attains age 70  1∕2. For individuals born on or after January 1, 1951 and prior to January 1, 1960, the RBD is April 1 of the year following the year in which the individual attains age 73. For individuals born on or after January 1, 1960, the RBD is April 1 of the year following the year in which the individual attains age 75.
Inadequate Distributions — 50% Tax
Your IRA or SEPP-IRA is intended to provide retirement benefits over your lifetime. Thus, federal law requires that you either (1) receive a lump-sum distribution of your IRA by your RBD or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments are calculated by dividing your account balance by the distribution period shown on the Uniform Lifetime Table published by the Internal Revenue Service. If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.
Death Benefits
If you die before receiving the entire value of your IRA (or SEPP-IRA), the remaining interest must be distributed to your beneficiary within 10 years of death or applied to purchase an immediate annuity for the beneficiary within one year of death, with the annuity limited in duration to 10 years. If your beneficiary is an eligible designated beneficiary, that individual may “stretch” the IRA, taking annual required minimum distributions over the individual’s life expectancy. An eligible designated beneficiary is defined as (1) your spouse, (2) any beneficiary no more than ten years younger than you, (3) your minor child, but only until the child reaches the age of majority, (4) a disabled individual, or (5) a chronically ill individual. Special rules apply to spousal beneficiaries regarding the date required distributions must begin. Non-natural person beneficiaries must receive their benefit within 5 years of death.
Roth IRAs
Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” In 2025, contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $236,000 for married individuals filing jointly and less than $150,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all Roth IRAs
Form 6802

maintained by an individual is generally the same as the contribution limits for traditional IRAs (the limit is phased out for incomes between $236,000 and $246,000 for married and between $150,000 and $165,000 for singles). The contribution limit is reduced by the amount of any contributions made to a non-Roth IRA. Contributions to a Roth IRA are not deductible. Catch up contributions are available for persons age 50 or older. After 2025, the maximum regular contribution and income amounts above will be adjusted by the Secretary of the Treasury for cost-of-living increases under Code Section 408A(c)(3).
All or part of amounts in a non-Roth IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer’s gross income. Provided a rollover contribution meets the requirements for IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.
Persons considering a rollover, transfer or conversion should consult their own tax advisor.
“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1∕2; (b) after the owner’s death; (c) due to the owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer or conversion was made from a non-Roth IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a non-Roth IRA.
Distributions from a Roth IRA need not commence at the owner’s RBD. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed by December 31 of the calendar year containing the fifth anniversary of the owner’s death subject to certain exceptions.
Savings Incentive Match Plan for Employees (SIMPLE)
An employer may sponsor a plan allowing for employee salary deferral contributions with an additional employer contribution. SIMPLE plans may operate as a 401(k) or an IRA. Limits for employee contributions to a SIMPLE are $16,500 in 2025. Employees age 50 and older may contribute an additional $3,500 in 2025 and employees aged 60-63 may contribute an additional $5,250. Distributions from a SIMPLE are subject to restrictions similar to distributions from a traditional IRA. Additional terms of your SIMPLE are in a summary plan description distributed by your employer.
Reporting to the IRS
Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate.
Form 6802

Illustration of IRA Fixed Accumulations
Year	$1,000 Annual Contribution	$1,000 One Time Contribution	Year	$1,000 Annual Contribution	$1,000 One Time Contribution
1	$1,020.00	$1,020.00	37	$55,114.94	$2,080.67
2	$2,060.40	$1,040.40	38	$57,237.24	$2,122.28
3	$3,121.61	$1,061.21	39	$59,401.98	$2,164.73
4	$4,204.04	$1,082.43	40	$61,610.02	$2,208.02
5	$5,308.12	$1,104.08	41	$63,862.22	$2,252.18
6	$6,434.28	$1,126.16	42	$66,159.47	$2,297.22
7	$7,582.97	$1,148.68	43	$68,502.66	$2,343.16
8	$8,754.63	$1,171.65	44	$70,892.71	$2,390.02
9	$9,949.72	$1,195.08	45	$73,330.56	$2,437.82
10	$11,168.71	$1,218.98	46	$75,817.18	$2,486.58
11	$12,412.09	$1,243.36	47	$78,353.52	$2,536.31
12	$13,680.33	$1,268.23	48	$80,940.59	$2,587.04
13	$14,973.94	$1,293.59	49	$83,579.40	$2,638.78
14	$16,293.42	$1,319.46	50	$86,270.99	$2,691.56
15	$17,639.28	$1,345.85	51	$89,016.41	$2,745.39
16	$19,012.07	$1,372.77	52	$91,816.74	$2,800.30
17	$20,412.31	$1,400.23	53	$94,673.07	$2,856.31
18	$21,840.56	$1,428.23	54	$97,586.53	$2,913.44
19	$23,297.37	$1,456.79	55	$100,558.26	$2,971.71
20	$24,783.32	$1,485.93	56	$103,589.43	$3,031.14
21	$26,298.98	$1,515.65	57	$106,681.22	$3,091.76
22	$27,844.96	$1,545.96	58	$109,834.84	$3,153.60
23	$29,421.86	$1,576.88	59	$113,051.54	$3,216.67
24	$31,030.30	$1,608.42	60	$116,332.57	$3,281.00
25	$32,670.91	$1,640.59	61	$119,679.22	$3,346.62
26	$34,344.32	$1,673.40	62	$123,092.81	$3,413.55
27	$36,051.21	$1,706.87	63	$126,574.66	$3,481.82
28	$37,792.23	$1,741.01	64	$130,126.16	$3,551.46
29	$39,568.08	$1,775.83	65	$133,748.68	$3,622.49
30	$41,379.44	$1,811.35	66	$137,443.65	$3,694.94
31	$43,227.03	$1,847.58	67	$141,212.53	$3,768.84
32	$45,111.57	$1,884.53	68	$145,056.78	$3,844.22
33	$47,033.80	$1,922.22	69	$148,977.91	$3,921.10
34	$48,994.48	$1,960.66	70	$152,977.47	$3,999.52
35	$50,994.37	$1,999.87	71	$157,057.02	$4,079.51
36	$53,034.25	$2,039.87	72	$161,218.16	$4,161.10
Neither the values, nor any earnings on the values in this variable annuity policy are guaranteed. To the extent that amounts are invested in the Fixed Accumulation Account of the insurer, the principal is guaranteed as well as interest at the guaranteed rate contained in the policy. For purposes of this projection, an annual earnings rate of 2% has been assumed. Withdrawals from the policy will incur a surrender charge for 9 years after amounts are deposited into the policy as follows: Year 1- 9%, Year 2- 8%, Year 3- 7%, Year 4- 6%, Year 5- 5%, Year 6- 4%, Year 7- 3%, Year 8- 2%, Year 9- 1%. See “Surrender Charge” in this prospectus for further information regarding application of the surrender charge.
Form 6802

The Statement of Additional Information (“SAI”) includes additional information. We have incorporated the SAI by reference. It is available upon request and without charge by calling us at 888.925.6446 and is available at augustarfinancial.com/variableproducts. You may request other information about this contract and make investor inquiries by calling us at 888.925.6446. Reports and other information about VAA are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Form 6802

STATEMENT OF ADDITIONAL INFORMATION
ONcore Xtra (sold on or after October 1, 2012)
May 1, 2025
Issued by
AuguStar® Variable Account A

of
AuguStar® Life Insurance Company
This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Contract's Prospectus, dated May 1, 2025. A copy of the prospectus may be obtained without charge by calling 888.925.6446, visiting https://funddocs.filepoint.com/augustarvp, or writing us at:
One Financial Way
Montgomery, Ohio 45242

TABLE OF CONTENTS
The Company and the Separate Account	2
Custodian	2
Independent Registered Public Accounting Firm	2
Underwriter	2
Financial Statements	2

The Company and the Separate Account
AuguStar Life Insurance Company
AuguStar Life Insurance Company (“AuguStar Life”) was organized under the laws of Ohio on September 9, 1909, as The Ohio National Life Insurance Company, and in 2023 changed its name to AuguStar Life Insurance Company. We write life, accident and health insurance and annuities in 49 states, the District of Columbia and Puerto Rico. Our home office is located at One Financial Way, Montgomery, Ohio 45242. We are a stock life insurance company owned by Constellation Insurance, Inc., which is wholly-owned by Constellation Insurance Holdings, Inc. Currently, Constellation Insurance, Inc. has assets of approximately $42.2 billion and equity of approximately $1.9 billion.
AuguStar Variable Account A
AuguStar Variable Account A (“VAA”) was established on August 1, 1969, as a separate account for funding variable annuity contracts.
Custodian
AuguStar Life Insurance Company, the depositor, One Financial Way, Montgomery, Ohio 45242, holds custody of VAA’s assets.
Independent Registered Public Accounting Firm
The financial statements of AuguStar Variable Account A and the statutory financial statements and financial statement schedules of AuguStar Life Insurance Company have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, and upon the authority of said firm as experts in accounting and auditing.
The KPMG LLP report dated April 11, 2025 of AuguStar Life Insurance Company includes explanatory language that states that the financial statements are prepared by AuguStar Life Insurance Company using statutory accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those financial statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Ohio Department of Insurance.
Underwriter
While the contracts are not currently available for sale, we continue to accept additional purchase payments. AuguStar Distributors, Inc. (“ADI”), the principal underwriter of the contracts, is located at One Financial Way, Cincinnati, OH 45242. ADI is a wholly-owned subsidiary of Constellation Insurance, Inc. The aggregate amount of commissions paid to ADI for contracts issued by VAA, and the amounts retained by ADI, for each of the last three years have been:
Year	Aggregate Commissions	Retained Commissions
2024	$1,254,403	$553,222
2023	$1,522,763	$608,300
2022	$3,423,833	$1,823,890
Financial Statements
The December 31, 2024 financial statements of VAA and the December 31, 2024 financial statements of the Depositor are incorporated into this SAI by reference to VAA’s most recent Form N-VPFS filed with the SEC.
2

Part C – Other Information
Item 27. Exhibits
Exhibit	Description	Location
(a)
Resolution of Board of Directors of the Depositor authorizing establishment of the Registrant was filed as Exhibit A(1) of the Registrant’s registration statement on Form S-6 on
August 3, 1982 (File no. 2-78652) and is incorporated by
reference herein.
No link available.
(b)	Custodian Agreements	Not applicable
(c)	Underwriting Contracts
(1)
Principal Underwriting Agreement for Variable Annuities
between the Depositor and Ohio National Equities, Inc. was
filed as Exhibit (3)(a) of the Registrant’s Form N-4 on
December 30, 1997 (File no. 333-43515) and is incorporated
by reference herein.
https://www.sec.gov/Archives/ edgar/data/73981/0000950152-97- 008911.txt
(2)
Registered Representative’s Sales Contract with Variable
Annuity Supplement was filed as Exhibit (3)(b) of the
Registrant’s Form N-4, Post-Effective Amendment No. 9 on
February 27, 1991 (File no. 2-91213) and is incorporated by
reference herein.
No link available.
(3)
Variable Annuity Sales Commission Schedule was filed as
Exhibit A(3)(c) of the Registrant’s registration statement on
Form S-6 on May 18, 1984 (File no. 2-91213) and is
incorporated by reference herein.
No link available.
(4)
Selling Agreement and commission schedule between Ohio
National Equities, Inc. and other broker-dealers for the
distribution of “ONcore” Variable Annuities was filed as
Exhibit (3)(d) of the Registrant’s Form N-4, Pre-Effective
Amendment No. 2 on April 16, 1998 (File no. 333-43515) and
is incorporated by reference herein.
https://www.sec.gov/Archives/ edgar/data/73981/0000950152-98- 003301.txt

Exhibit	Description	Location
(d)	Contracts
(1)
Variable Deferred Annuity Contract, Form 06-VA-5, was
filed as Exhibit 99(4)(a) of the Registrant’s Pre-Effective
Amendment No. 1 to the registration statement on Form N-4
filed on May 18, 2010 (File No. 333-164073) and is
incorporated by reference herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000095012310050834/ l39427exv99w4wa.htm
(2)
Guaranteed Minimum Death Benefit, Form 09-GMD-1, was
filed as Exhibit 99(4)(g) of the Registrant’s registration
statement on Form N-4, Pre-Effective Amendment No. 1 on
April 10, 2009 (File No. 333-156432) and is incorporated by
reference herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000095015209003663/ l35926exv99w4wg.htm
(3)
Annual Step-Up Death Benefit Rider, Form 05-AMD-1, was
filed as Exhibit 99(4)(i) of the Registrant’s registration
statement on Form N-4, Pre-Effective Amendment No. 1 on
April 10, 2009 (File No. 333-156430) and is incorporated by
reference herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000095015209003662/ l35904a1exv99w4wi.htm
(4)
Form of Deferral Credit with Minimum Age Requirements for
the Guaranteed Lifetime Withdrawal Benefit Rider (Single
Life), Form 12-DCMAR-GLW-1, was filed as Exhibit
99(4)(u) of the Registrant’s registration statement, Form N-4
Post-Effective Amendment No. 45 on December 22, 2011
(File No. 333-43515) and is incorporated by reference herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000119312511350247/ d267645dex994u.htm
(5)
Form of Deferral Credit with Minimum Age Requirements for
the Guaranteed Lifetime Withdrawal Benefit Rider (Joint
Life), Form 12-DCMAR-GLW-2, was filed as Exhibit
99(4)(v) of the Registrant’s registration statement, Form N-4
Post-Effective Amendment No. 45 on December 22, 2011
(File No. 333-43515) and is incorporated by reference herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000119312511350247/ d267645dex994v.htm
(6)
Form of Premium Protection Death Benefit (Single Life)
Rider, Form 12-GPD-1, was filed as Exhibit 99(4)(y) of the
Registrant’s registration statement, Form N-4 Post-Effective
Amendment No. 45 on December 22, 2011 (File No.
333-43515) and is incorporated by reference herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000119312511350247/ d267645dex994y.htm
(7)
Form of Premium Protection Death Benefit (Joint Life) Rider,
Form 12-GPD-2, was filed as Exhibit 99(4)(z) of the
Registrant’s registration statement, Form N-4 Post-Effective
Amendment No. 45 on December 22, 2011 (File No.
333-43515) and is incorporated by reference herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000119312511350247/ d267645dex994z.htm
(8)
Form of Premium Protection Plus Death Benefit (Single Life)
Rider, Form 12-PPDP-1, was filed as Exhibit 99(4)(aa) of the
Registrant’s registration statement, Form N-4 Post-Effective
Amendment No. 45 on December 22, 2011 (File No.
333-43515) and is incorporated by reference herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000119312511350247/ d267645dex994aa.htm
(9)
Form of Premium Protection Plus Death Benefit (Joint Life)
Rider, Form 12-PPDP-2, was filed as Exhibit 99(4)(bb) of the
Registrant’s registration statement, Form N-4 Post-Effective
Amendment No. 45 on December 22, 2011 (File No.
333-43515) and is incorporated by reference herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000119312511350247/ d267645dex994bb.htm

Exhibit	Description	Location
(10)
Form of Guaranteed Lifetime Withdrawal Benefit Plus
(Single Life) Rider, Form 12-GLWP-1.10, was filed as
Exhibit 99(4)(z) of the Registrant’s registration statement,
Form N-4 Post-Effective Amendment No. 10 on July 31, 2012
(File No. 333-164070) and is incorporated by reference
herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000119312512324841/ d382498dex994z.htm
(11)
Form of Guaranteed Lifetime Withdrawal Benefit Plus (Joint
Life) Rider, Form 12-GLWP-2.10, was filed as Exhibit
99(4)(aa) of the Registrant’s registration statement, Form N-4
Post-Effective Amendment No. 10 on July 31, 2012 (File No.
333-164070) and is incorporated by reference herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000119312512324841/ d382498dex994aa.htm
(12)
Form of Guaranteed Principal Protection, Form 12-GPP-1.10,
was filed as Exhibit 99(4)(bb) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 10 on
July 31, 2012 (File No. 333-164070) and is incorporated by
reference herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000119312512324841/ d382498dex994bb.htm
(13)
Form of Guaranteed Principal Protection for the Guaranteed
Lifetime Withdrawal Benefit, Form 12-GPP-GLW-1, was
filed as Exhibit 99(4)(cc) of the Registrant’s registration
statement, Form N-4 Post-Effective Amendment No. 10 on
July 31, 2012 (File No. 333-164070) and is incorporated by
reference herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000119312512324841/ d382498dex994cc.htm
(14)
Fixed Accumulation Account Rider, Form ICC16-FAA-2,
was filed as Exhibit 99(4)(n) of the Registrant’s registration statement, Form N-4 Post-Effective Amendment No. 9 on
April 28, 2016 (File No. 333-182249) and is incorporated by
reference herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000119312516562475/ d160373dex994n.htm
(15)
Xtra Credit Endorsement (aka Premium Bonus), Form
ICC16-XCE-1, was filed as Exhibit 99(4)(o) of the
Registrant’s registration statement, Form N-4 Post-Effective
Amendment No. 9 on April 28, 2016 (File No. 333-182249)
and is incorporated by reference herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000119312516562475/ d160373dex994o.htm
(16)
Variable Deferred Annuity Contract, Form ICC16-VA-2, was
filed as Exhibit 99(4)(p) of the Registrant’s registration
statement, Form N-4 Post-Effective Amendment No. 9 on
April 28, 2016 (File No. 333-182250) and is incorporated by
reference herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000119312516562373/ d267435dex994p.htm
(17)
Nursing Home Waiver, Form ICC16-NHW-1, was filed as
Exhibit 99(4)(q) of the Registrant’s registration statement,
Form N-4 Post-Effective Amendment No. 9 on April 28, 2016
(File No. 333-182250) and is incorporated by reference
herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000119312516562373/ d267435dex994q.htm
(18)
Combo Death Benefit Rider, Form ICC16-CDB-1, was filed
as Exhibit 99(4)(s) of the Registrant’s registration statement,
Form N-4 Post-Effective Amendment No. 9 on April 28, 2016
(File No. 333-182250) and is incorporated by reference
herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000119312516562373/ d267435dex994s.htm

Exhibit	Description	Location
(19)
Form of Gain Enhancement Benefit Rider, Form 02-ADB-2,
was filed as Exhibit 99(4)(d) of the Registrant’s registration statement, Form N-4 Pre-Effective Amendment No. 1 on
October 14, 2016 (File No. 333-212677) and is incorporated
by reference herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000119312516738505/ d252286dex994d.htm
(20)
Form of Gain Enhancement Benefit Plus Rider, Form
02-ADB-1, was filed as Exhibit 99(4)(e) of the Registrant’s
registration statement, Form N-4 Pre-Effective Amendment
No. 1 on October 14, 2016 (File No. 333-212677) and is
incorporated by reference herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000119312516738505/ d252286dex994e.htm
(21)
Form of Income Opportunity Guaranteed Lifetime
Withdrawal Benefit (Single Life) Rider, Form
ICC17-GLW-1, was filed as Exhibit 99(4)(v) of the
Registrant’s registration statement on Form N-4,
Post-Effective Amendment No. 14 on April 26, 2018 (File
No. 333-182250) and is incorporated by reference herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000119312518132126/ d528806dex994v.htm
(22)
Form of Income Opportunity Guaranteed Lifetime
Withdrawal Benefit (Joint Life) Rider, Form ICC17-GLW-2,
was filed as Exhibit 99(4)(w) of the Registrant’s registration statement on Form N-4, Post-Effective Amendment No. 14 on
April 26, 2018 (File No. 333-182250) and is incorporated by
reference herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000119312518132126/ d528806dex994w.htm
(e)	Applications
(1)
Variable Annuity Application, Form 4896, was filed as
Exhibit 99(5)(a) of the Registrant’s registration statement on
Form N-4, Post-Effective Amendment No. 4 on April 25,
2014 (File No. 333-182250) and is incorporated by reference
herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000119312514159829/ d692397dex995a.htm
(2)
Variable Annuity Application, Form ICC16-4900, was filed
as Exhibit 99(5)(b) of the Registrant’s registration statement,
Form N-4 Post-Effective Amendment No. 9 on April 28, 2016
(File No. 333-182250) and is incorporated by reference
herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000119312516562373/ d267435dex995b.htm

Exhibit	Description	Location
(f)	Insurance Company’s Certificate of Incorporation and By-Laws
(1)
Articles of Incorporation of the Depositor were filed as
Exhibit A(6)(a) of Ohio National Variable Interest Account
registration statement on Form N-8B-2 on July 11, 1980 (File
no. 811-3060) and is incorporated by reference herein.
No link available.
(2)
Code of Regulations (by-laws) of the Depositor were filed as
Exhibit A(6)(b) of Ohio National Variable Interest Account
registration statement on Form N-8B-2 on July 11, 1980 (File
no. 811-3060) and is incorporated by reference herein.
No link available.
(3)	Amended and Restated Articles of Incorporation of the Depositor was filed on Form N-4 Post-Effective Amendment No. 20 on April 30, 2024 (File No. 333-182249) and is incorporated by reference herein.	https://www.sec.gov/Archives/ edgar/data/73981/ 000139834424007805/fp0087750- 1_ex9927f3.htm
(4)
Amended and Restated Code of Regulations (by-laws) of the
Depositor was filed on Form N-4 Post-Effective Amendment
No. 20 on April 30, 2024 (File No. 333-182249) and is
incorporated by reference herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000139834424007777/fp0087751- 1_ex9927f4.htm
(5)	Amended and Restated Articles of Incorporation of the Depositor was filed on Form N-4 Post-Effective Amendment No. 20 on April 30, 2024 (File No. 333-182249) and is incorporated by reference herein.	https://www.sec.gov/Archives/ edgar/data/73981/ 000139834424007805/fp0087750- 1_ex9927f5.htm
(g)	Reinsurance Contracts
(1)
Variable Annuity GEB Reinsurance Agreement, as amended,
between Depositor and ACE Tempest Life Reinsurance LTD.
was filed as Exhibit (7)(a) of Registrant’s registration
statement on Form N-4, Post-Effective Amendment No. 29
(File No. 333-43515) on April 30, 2008 and is incorporated by reference herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000095015208003230/ l30197aexv7wa.htm)
(2)
Variable Annuity GMDB Reinsurance Agreement, as
amended, between Depositor and ACE Tempest Life
Reinsurance LTD. was filed as Exhibit (7)(d) of Registrant’s registration statement on Form N-4, Post-Effective
Amendment No. 29 (File No. 333- 43515) on April 30, 2008
and is incorporated by reference herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000095015208003230/ l30197aexv7wd.htm

Exhibit	Description	Location
(h)	Participation Agreements
(1)
Fund Participation Agreement between the Depositor and
Janus Aspen Series was filed as Exhibit (3)(e) of the
Registrant’s Form N-4, Pre-Effective Amendment No. 1 on
April 10, 1998 (File no. 333-43515) and is incorporated by
reference herein.
https://www.sec.gov/Archives/ edgar/data/73981/0000950152-98- 003161.txt
(2)
Participation Agreement between the Depositor and Strong
Variable Insurance Funds, Inc. was filed as Exhibit (3)(f) of the Registrant’s Form N-4, Pre-Effective Amendment No. 1
on April 10, 1998 (File no. 333-43515) and is incorporated by reference herein.
https://www.sec.gov/Archives/ edgar/data/73981/0000950152-98- 003161.txt
(3)
Fund Participation Agreement between the Depositor and
Prudential Funds were filed as Exhibit (3)(g) of the
Registrant’s Post-Effective Amendment No. 51 (File No.
333-43515) on April 26, 2006 and is incorporated by
reference herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000095015206003543/ l17807aexv3wg.txt
(4)
Fund Participation Agreement between the Depositor and
Neuberger Berman Advisers Management Trust were filed as
Exhibit (3)(h) of the Registrant’s Post-Effective Amendment
No. 51 (File No. 333-43515) on April 26, 2006 and is
incorporated by reference herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000095015206003543/ l17807aexv3wh.txt
(5)
Amendment to Fund Participation Agreement between the
Depositor and The Universal Institutional Funds were filed as
Exhibit (3)(i) of the Registrant’s Post-Effective Amendment
No. 51 (File No. 333-43515) on April 26, 2006 and is
incorporated by reference herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000095015206003543/ l17807aexv3wi.txt
(6)
Participation Agreement between The Ohio National Life
Insurance Company, Ohio National Equities, Inc., Franklin
Templeton Variable Insurance Products Trust and
Franklin/Templeton Distributors, Inc. was filed as Exhibit
99(h)(4) of Post-Effective Amendment No. 3 of Ohio
National Life Assurance Corporation’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900) and is
incorporated by reference herein.
https://www.sec.gov/Archives/ edgar/data/770291/ 000095015206003536/ l17816aexv99whw4.txt
(7)
Amendment to Participation Agreement between The Ohio
National Life Insurance Company, Ohio National Equities,
Inc., Franklin Templeton Variable Insurance Products Trust
and Franklin/Templeton Distributors, Inc. was filed as Exhibit
99(h)(5) of Post-Effective Amendment No. 3 of Ohio
National Life Assurance Corporation’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900) and is
incorporated by reference herein.
https://www.sec.gov/Archives/ edgar/data/770291/ 000095015206003536/ l17816aexv99whw5.txt
(8)
First Amendment to the Participation Agreement by and
between Salomon Brothers Variable Series Funds Inc., The
Ohio National Life Insurance Company and Ohio National
Life Assurance Corporation was filed as Exhibit 99(h)(6) of
Post-Effective Amendment No. 3 of Ohio National Life
Assurance Corporation’s registration statement on Form N-6
on April 26, 2006 (File No. 333-109900) and is incorporated
by reference herein.
https://www.sec.gov/Archives/ edgar/data/770291/ 000095015206003536/ l17816aexv99whw6.txt

Exhibit	Description	Location
(9)
Participation Agreement between the Depositor and Lincoln
Variable Insurance Products Trust, Lincoln Financial
Distributors, Inc., and Lincoln Investment Advisors
Corporation was filed as Exhibit 99(h)(9) on the Registrant’s
Form N-4, Post-Effective Amendment No. 59 on April 28,
2023 and is incorporated by reference herein.
https://www.sec.gov/Archives/ edgar/data/73981/ 000139834423008156/fp0082804- 1_ex9927h9.htm
(i)	Administrative Contracts	Not applicable
(j)	Other Material Contracts	Not applicable
(k)	Opinion of Counsel and consent to its use was filed as Exhibit 99(k) on the Registrant’s Form N-4, Post-Effective Amendment No. 17 on April 29, 2021 and is incorporated by reference herein.	https://www.sec.gov/Archives/ edgar/data/73981/ 000139834421008794/ fp0064381_ex9927k.htm
(l)	Consents of KPMG LLP	Filed herewith
(m)	Omitted Financial Statements	None
(n)	Initial Capital Agreements	Not applicable
(o)	Form of Initial Summary Prospectuses	Not applicable
(p)	Powers of Attorney	Filed herewith
Item 28. Directors and Officers of the Depositor
The principal business address for each officer and director is One Financial Way, Montgomery, Ohio 45242, unless otherwise noted.
Name	Position and Offices with Depositor
Anurag Chandra (1)	Director and Chairman
Philippe Charette (2)	Director
Patricia Guinn	Director
Salman Hasnain (3)	Director
Wes Thompson	Director
Steven C. Verney	Director
Clifford J. Jack	President and Chief Executive Officer
David A. Azzarito (4)	President, Latin America
Nancy M. Westbrock	President and CEO, ONESCO
Michael Akker	Senior Vice President & Chief Operating Officer, ALAC
Lori Dashewich	Senior Vice President, Chief Financial Officer
Sachin Jain	Senior Vice President & Chief Investment Officer
David G. Marlow	Senior Vice President, Operations and IT

Name	Position and Offices with Depositor
Carlos Paiva (4)	Senior Vice President, Corporate Secretary & LATAM Regional Counsel and Compliance
Scott N. Shepherd	Senior Vice President, Chief Risk Officer & Head of U.S. M&A/Reinsurance, Appointed Actuary
Marc A. Socol	Senior Vice President & Chief Revenue Officer
Shimon Bachrach	Vice President, Chief Pricing Officer
Andrea Baker	Vice President, Internal Audit
G. Timothy Biggs	Vice President, Mortgages & Real Estate
R. Todd Brockman	Vice President, Mutual Fund Operations
Richard C. Brooks, Jr.	Vice President, Corporate Legal & Compliance, AuguStar General Counsel
Kevin Buhrlage	Vice President, Strategic Investments
William Burrow	Vice President, Strategic Relationships
Michelle Carroll	Vice President, Marketing Operations
Christopher Finger	Vice President, Financial Reporting
Ramon Galanes	Vice President, LATAM Actuary
Manda Ghaferi	Vice President and General Counsel, Assistant Secretary
Robert K. Gongwer	Vice President, Tax Strategy
Elizabeth Griffith	Vice President, Head of Distribution Services
Stewart J. Hansen, Jr	Vice President, Corporate Taxes
Hunter Jones	Vice President, Chief Compliance Officer
Karl H. Kreunen	Vice President, Market Development and Distributor Experience
Carolyn J. Krisko	Vice President & Controller
Sharon Luty	Vice President, Strategic Platforms and Integration
Theodore Parker	Vice President, National Sales Manager
Mark Peterson	Vice President, Chief Distribution Officer - IMO Channel
Rajiv Ranjan (5)	Vice President, ALM & Hedging Strategy
David Shaver	Vice President, Life Product Management and Illustration Actuary
David E. Spaulding	Vice President, Financial Reporting
Daniel Starishevsky	Vice President, Head of Marketing
David Szeremet	Vice President, Advanced Sales
Andrew J. VanHoy	Vice President, ONESCO Compliance
Joel G. Varland	Vice President, Enterprise Risk Management
Gwen Vaught	Vice President, Underwriting and New Business

Name	Position and Offices with Depositor
Jeff Weisman	Vice President, Structured Products
Donna K. Weninger	Vice President, Head of Actuarial Valuation
Corey Wilkosz	Vice President, Chief Pricing Officer
Michelle Wilson	Vice President, Human Resources
Molly Akin	Chief Compliance Officer, Separate Accounts
Brijendra Grewal	Treasurer & Chief Corporate Development Officer
Marc "Ari" Bruger (5)	Managing Director
Jonathan Egol	Managing Director
Nicholas A. Vision	Senior Tax Officer Assistant
Rose Droesch	Tax Officer Assistant
Christopher Wright	Tax Officer
Megan Meyer	Assistant Secretary
Emily M. Reed	Assistant Corporate Secretary & Paralegal
(1) 1211 6th Avenue, 30th Floor New York, NY 10036
(2) 1000 Place Jean-Paul-Riopelle Montreal, PQ H2ZB3
(3) 5650 Yonge Street Toronto, Ontario M2M 4H5
(4) 550 West Cypress Creek Road Suite 370 Fort Lauderdale, FL 33309
(5) 31 W. 52nd Street, Suite 2401, New York, NY 10019
Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant
The Registrant is a separate account of the Depositor. The Depositor is an indirect subsidiary of Constellation Insurance GP LLC. An organization chart for Constellation Insurance GP LLC is set forth below.
Caisse de dépôt et placement du Québec Constellation Voting Trust, a Canadian voting trust, owns (1) 49.5%of the voting securities of Constellation Insurance GP, LLC; and (2) 20% of the voting securities of Constellation Insurance Holdings, Inc., an Ohio intermediate holding company.
Ontario Teachers’ Pension Plan Constellation Voting Trust, a Canadian voting trust, owns 29.9% of the voting securities of Constellation Insurance GP, LLC.
11004883 Canada Inc., a Canadian holding company, owns (1) 19.6% of the voting securities of Constellation Insurance GP, LLC; and (2) 20% of the voting securities of Constellation Insurance Holdings, Inc.
Constellation Insurance GP LLC, a Delaware holding company, owns 100% of the voting securities of ONLH Holdings GP LLC, a Delaware intermediate holding company.
ONLH Holdings GP LLC owns 99% of the voting securities of ONLH Holdings LP, a Delaware limited partnership.
ONLH Holdings LP owns 60% of the voting securities of Constellation Insurance Holdings, Inc.

Constellation Insurance Holdings, Inc., owns 100% of the voting securities of Constellation Insurance, Inc., an Ohio intermediate holding company.
Constellation Insurance, Inc. owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
AuguStar Life Insurance Company (insurance company)	Ohio	100%
Financial Way Realty, Inc (realty company)	Ohio	100%
Sycamore Re, Ltd. (captive reinsurance company)	Cayman	100%
ONTech, SMLLC (technology company)	Delaware	100%

Name (and Business)	Jurisdiction	% Owned
Princeton Captive Re, Inc. (captive reinsurance company)	Ohio	100%

Name (and Business)	Jurisdiction	% Owned
The O.N. Equity Sales Company (securities broker dealer)	Ohio	100%
AuguStar Distributors, Inc. (securities broker dealer)	Ohio	100%
Constellation Investments, Inc. (investment adviser)	Ohio	100%
AuguStar Life Insurance Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
AuguStar Life Assurance Corporation (insurance company)	Ohio	100%
AuguStar Variable Insurance Products Fund, Inc. (registered investment company)	Ohio	100%
Kenwood Re, Inc. (captive reinsurance company)	Ohio	100%
Montgomery Re, Inc. (captive reinsurance company)	Ohio	100%
Camargo Re Captive, Inc. (captive reinsurance company)	Ohio	100%

Name (and Business)	Jurisdiction	% Owned
National Security Life and Annuity Company (insurance company)	Ohio	100%
Sunrise Captive Re, LLC (captive reinsurance company)	Ohio	100%
ON Foreign Holdings, LLC (holding company)	Ohio	100%
The O.N. Equity Sales Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
O.N. Investment Management Company (investment adviser)	Ohio	100%
Ohio National Insurance Agency, Inc.	Ohio	100%
ON Foreign Holdings, LLC owns (1) 100% of the voting securities of AuguStar Lending, LLC, a holding company organized under the laws of Delaware, (2) 100% of the voting securities of ON Overseas Holdings B.V., a holding company organized under the laws of Netherlands, (3) 0.01% of the voting securities of O.N. International do Brasil Participações Ltda., a holding company organized under the laws of Brazil and (4) 0.02% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Peru.
ON Overseas Holdings B.V. owns 100% of the voting securities of ON Netherlands Holdings B.V., a holding company organized under the laws of the Netherlands.
ON Netherlands Holdings B.V. owns (1) 100% of the voting securities of ON Global Holdings, LLC, a holding company organized under the laws of Delaware, (2) 99.98% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Peru, (3) 99.99% of the voting securities of O.N. International do Brasil Participações Ltda., a holding company organized under the laws of Brazil and (4) 7.90% of the voting securities of Ohio National Sudamerica S.A., a holding company organized under the laws of Chile.
ON Global Holdings, LLC owns (1) 92.1% of the voting securities of Ohio National Sudamerica S.A., a holding company organized under the laws of Chile and (2) 0.01% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Chile.
Ohio National Sudamerica S.A. owns 99.99% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Chile.
Separate financial statements are filed with the Commission for AuguStar Life Assurance Corporation under registrant AuguStar Variable Account R and National Security Life and Annuity Company under registrant National Security Variable Account L and National Security Variable Account N.

Item 30. Indemnification
The sixth article of the Depositor’s Articles of Incorporation, as amended, provides as follows:
Each former, present and future Director, Officer or Employee of the Corporation (and his heirs, executors or administrators), or any such person (and his heirs, executors or administrators) who serves at the Corporation’s request as a director, officer, partner, member or employee of another corporation, partnership or business organization or association of any type whatsoever shall be indemnified by the Corporation against reasonable expenses, including attorneys’ fees, judgments, fine and amounts paid in settlement actually and reasonably incurred by him in connection with the defense of any contemplated, pending or threatened action, suit or proceeding, civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, to which he is or may be made a party by reason of being or having been such Director, Officer, or Employee of the Corporation or having served at the Corporation’s request as such director, officer, partner, member or employee of any other business organization or association, or in connection with any appeal therein, provided a determination is made by majority vote of a disinterested quorum of the Board of Directors (a) that such a person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and (b) that, in any matter the subject of criminal action, suit or proceeding, such person had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith in any manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful. Such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled. The manner by which the right to indemnification shall be determined in the absence of a disinterested quorum of the Board of Directors shall be set forth in the Code of Regulations or in such other manner as permitted by law. Each former, present, and future Director, Officer or Employee of the Corporation (and his heirs, executors or administrators) who serves at the Corporation’s request as a director, officer, partner, member or employee of another corporation, partnership or business organization or association of any type whatsoever shall be indemnified by the Corporation against reasonable expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of any contemplated, pending or threatened action, suit or proceeding, by or in the right of the Corporation to procure a judgment in its favor, to which he is or may be a party by reason of being or having been such Director, Officer or Employee of the Corporation or having served at the Corporation’s request as such director, officer, partner, member or employee of any other business organization or association, or in connection with any appeal therein, provided a determination is made by majority vote of a disinterested quorum of the Board of Directors (a) that such person was not, and has not been adjudicated to have been negligent or guilty of misconduct in the performance of his duty to the Corporation or to such other business organization or association, and (b) that such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation.
Such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled. The manner by which the right of indemnification shall be determined in the absence of a disinterested quorum of the Board of Directors shall be as set forth in the Code of Regulations or in such other manner as permitted by law.
In addition, Article XII of the Depositor’s Code of Regulations states as follows:

If any director, officer or employee of the Corporation may be entitled to indemnification by reason of Article Sixth of the Amended Articles of Corporation, indemnification shall be made upon either (a) a determination in writing of the majority of disinterested directors present, at a meeting of the Board at which all disinterested directors present constitute a quorum, that the director, officer or employee in question was acting in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of this Corporation or of such other business organization or association in which he served at the Corporation’s request, and that, in any matter which is the subject of a criminal action, suit or proceeding, he had no reasonable cause to believe that his conduct was unlawful and in an action by or in the right of the Corporation to procure a judgment in its favor that such person was not and has not been adjudicated to have been negligent or guilty of misconduct in the performance of his duty to the Corporation or to such other business organization or association; or (b) if the number of all disinterested directors would not be sufficient at any time to constitute a quorum, or if the number of disinterested directors present at two consecutive meetings of the Board has not been sufficient to constitute a quorum, a determination to the same effect as set forth in the foregoing clause (a) shall be made in a written opinion by independent legal counsel other than an attorney, or a firm having association with it an attorney, who has been retained by or who has performed services for this Corporation, or any person to be indemnified within the past five years, or by the majority vote of the policyholders, or by the Court of Common Pleas or the court in which such action, suit or proceeding was brought. Prior to making any such determination, the Board of Directors shall first have received the written opinion of General Counsel that a number of directors sufficient to constitute a quorum, as named therein, are disinterested directors. Any director who is a party to or threatened with the action, suit or proceeding in question, or any related action, suit or proceeding, or has had or has an interest therein adverse to that of the Corporation, or who for any other reason has been or would be affected thereby, shall not be deemed a disinterested director and shall not be qualified to vote on the question of indemnification. Anything in this Article to the contrary notwithstanding, if a judicial or administrative body determines as part of the settlement of any action, suit or proceeding that the Corporation should indemnify a director, officer or employee for the amount of the settlement, the Corporation shall so indemnify such person in accordance with such determination. Expenses incurred with respect to any action, suit or proceeding which may qualify for indemnification may be advanced by the Corporation prior to final disposition thereof upon receipt of an undertaking by or on behalf of the director, officer or employee to repay such amount if it is ultimately determined hereunder that he is not entitled to indemnification or to the extent that the amount so advanced exceeds the indemnification to which he is ultimately determined to be entitled.
Item 31. Principal Underwriters
The principal underwriter of the Registrant’s securities is presently AuguStar Distributors, Inc. (“ADI”). ADI is a wholly-owned subsidiary of Constellation Insurance, Inc. ADI also serves as the principal underwriter of securities issued by AuguStar Variable Accounts B and D, other separate accounts of the Depositor which are registered as unit investment trusts; and AuguStar Variable Account R, a separate account of the Depositor’s subsidiary, AuguStar Life Assurance Corporation, which separate account is also registered as a unit investment trust. ADI also serves as the principal underwriter of securities issued by National Security Variable Accounts N and L, separate accounts of the Depositor’s affiliate, National Security Life and Annuity Company.
The directors and officers of ADI are:
Name	Position with ADI
Marc A. Socol	Director, Chairman of the Board and President

Name	Position with ADI
Andrew J. VanHoy	Director, Vice President, Compliance
Clifford J. Jack	Director
Stewart J. Hansen, Jr.	Vice President, Taxes
Teresa R. Cooper	Treasurer & Comptroller
Manda Ghaferi	Secretary
The principal business address of each of the foregoing is One Financial Way, Montgomery, Ohio 45242.
During the last fiscal year, ADI received the following commissions and other compensation, directly or indirectly, from the Registrant
Net Underwriting Discounts and Commissions	Compensation on Redemption and Annuitization	Brokerage Commissions	Compensation
$1,254,403	None	None	None
Item 32. Location of Accounts and Records
All records referenced are maintained and in the custody of AuguStar Life Insurance Company at its principal executive office located at One Financial Way Montgomery, Ohio 45242-5800.
Item 33. Management Services
Not applicable.
Item 34. Fee Representation
(a) Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940, as amended, AuguStar Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by AuguStar Life Insurance Company.
Undertakings
Rule 484 Undertaking — Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by final adjudication of such issue.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, AuguStar Variable Account A, certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act, and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Montgomery and the State of Ohio on this 25th day of April, 2025.
AuguStar Variable Account A
(Registrant)
By:	AuguStar Life Insurance Company (Depositor)

By:	/s/ Clifford J. Jack
Clifford J. Jack, President & Chief Executive Officer

By:	AuguStar Life Insurance Company (Depositor)

By:	/s/ Clifford J. Jack
Clifford J. Jack, President & Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Clifford Jack Clifford Jack	President, Chief Executive Officer (Principal Executive Officer)	April 25, 2025
*Anurag Chandra Anurag Chandra	Director, Chairman	April 25, 2025
*Philippe Charette Philippe Charette	Director	April 25, 2025
*Patricia Guinn Patricia Guinn	Director	April 25, 2025
*Salman Hasnain Salman Hasnain	Director	April 25, 2025
*Wes Thompson Wes Thompson	Director	April 25, 2025
*Steven C. Verney Steven C. Verney	Director	April 25, 2025
*Lori Dashewich Lori Dashewich	Senior Vice President, Chief Financial Officer (Principal Accounting Officer and Principal Financial Officer)	April 25, 2025

*By:	/s/ Manda Ghaferi
Manda Ghaferi, Attorney in fact pursuant to Powers of Attorney filed herewith.

Index of Consents and Exhibits
Exhibit Number	Description
(l)	Consent of KPMG LLP
(p)	Powers of Attorney